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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger Funds

ANNUAL REPORT
October 31, 2009

Table of Contents

THE ALGER FUNDS

Letter to Our Shareholders (Unaudited)	1

Fund Highlights (Unaudited)	13

Portfolio Summary (Unaudited)	22

Schedules of Investments	24

Statements of Assets and Liabilities	80

Statements of Operations	84

Statements of Changes in Net Assets	86

Financial Highlights	92

Notes to Financial Statements	118

Additional Information (Unaudited)	144

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Dear Shareholders,	November 30, 2009

Year-in-Review

At Alger, we are optimistic that the unprecedented turmoil that began roughly a year ago in September 2008 has ended, although we believe there may be some “pause” in the dramatic rally that began in March 2009. We think it will be, in 2010, a pause that serves to “refresh”. Ultimately, we believe a new bull market has begun, and one that will play out over several years.

Since March 2009, equity performance worldwide has been remarkable amid stronger-than-expected corporate earnings and signs of economic stabilization across the globe. For the one year period ending 10/31/09, the S&P 500 Index delivered 9.79%. The Russell 1000, Russell Midcap and Russell 2000 Indexes each returned 6.46%, 18.75%, and 11.20%, respectively, with midcap stocks outperforming small and large cap stocks. Growth stocks significantly outperformed value as indicated by the Russell 1000 Growth and Value Indexes, which returned 17.52% and 4.78%, respectively. On the international front, European equity markets gained more than 23.04% (MSCI Europe) while emerging equity markets (MSCI EMF) rose an astounding 64.63%. In addition to positive performance by equity markets around the globe, credit markets showed some of the strongest performance on record with the U.S. High Yield market (Barclays Capital U.S. High Yield Index) returning 30.26% for the 1-year period ended 10/31/09. The investment grade credit market (Barclays Capital U.S. Credit Index) also showed a significant 1-Year return, gaining nearly 27.58%, over the same time period. Thus, in the broader context of financial markets, U.S. equities have trailed their credit and international counterparts as U.S. companies grapple with an uneven period of financial crisis and economic paralysis.

We believe the recession in the U.S. largely ended in third quarter of 2009, but a full economic recovery in the U.S. is far from complete. The various government programs and stimulus introduced over the past several months, along with the amount of liquidity provided by the U.S. Federal Reserve and other central banks around the world, have succeeded in taking the worst case scenario of a total financial system collapse off the table. This success is evident, in our opinion, by the improving economic activity throughout the world, not to mention better functioning capital and funding markets. For the U.S., it is likely that the broadest measures of our economy will support our view at Alger that, near term, a stronger than expected recovery continues into early 2010. However, we expect at some point that the ability of the U.S. economy to leverage the momentum of recovery with “true” growth in 2010 and beyond will be a source of anxiety for U.S. markets. The consensus economic view appears to be that the U.S. will experience a long period of subdued expansion. We, too, believe weakness in the job market is likely to persist and will make whatever economic conditions the U.S. experiences “feel” recessionary for many Americans well into 2010.

U.S. unemployment is approximately 10%, its highest level in nearly 26 years, and discouraged and part-time workers (those who have either temporarily given up looking for work or have part-time jobs but want full-time work) likely place the true unemployment rate closer to 17%. While unemployment does have an adverse impact on consumer sentiment and spending, it has historically been a lagging indicator that typically improves after the overall economy improves. Therefore, we believe unemployment is likely to remain stagnant in 2010, even as other areas of the economy continue to show signs of improvement. This pattern is typical of post-recessionary periods of recovery, and we see no reason it won’t hold true today.

As we look back over the past year, it is very clear that Corporate America responded to this downturn more rapidly and with more decisiveness than past recessions. Quite likely, this rapid response to deteriorating business conditions, as well as financial markets, was assisted by the widespread adoption of “just in time” inventory management, sophisticated customer demand prediction and analysis software and methodologies, and the development of flexible, outsourced supply chain management by Corporate America over the last two decades. The result this past year was very aggressive expense cutting, headcount reductions, and capital expenditure deferrals (and cancellations) as we moved through the financial crisis and this recession. This was evident in second quarter earnings reports in July, and repeated recently in October, in the surprisingly strong margins, earnings and cash flows within Corporate America (represented by the S&P 500 and publicly traded companies’ profit performance as tracked by Alger’s analysts), even as revenues were often weaker than expected (especially in the second quarter) or remain significantly lower than prior year levels (especially in the third quarter).

Looking Ahead

Companies now face different decisions as they look to the future — many are already rehiring employees or restarting capital expenditures or deferred investments in their businesses. While some companies will wait for more clarity on economic conditions before increasing investments, others, particularly those participating in markets that have strong long term growth outlooks, will recognize in today’s markets an opportunity to gain market share or enter new markets when costs are lower, and perhaps competition is less than it was (e.g., due to the elimination of financially weaker players). Many of the best known, most successful businesses today were started in the midst of economic recessions for this very reason.

Moreover, it is in the midst of wrenching change within an economy or industry, that opportunity is created for new business models, new ways of doing things, new services and goods that attract a customer with a “changed” perception of need, want and value. We are, clearly, in the midst of such a period. Indeed, the news today is often only tangentially about “the facts” of an event, and much more a debate in our newspapers and on TV, in the halls of government and around the Thanksgiving dinner table, about what are the new values of our society — represented both by what we believe and what we do both as citizens and consumers and, yes, capitalists.

Change is inevitable. Companies — even those with long-standing track records — are not static. Truly successful companies are run by dynamic people who can adapt, change, and grow. This also holds true for the U.S. economy, which has thrived because of its ability to adapt to the positive dynamic changes that are occurring globally. When change happens, some investors panic, while others turn a blind eye, whereas others, like ourselves, accept and embrace change. At Alger, change equals opportunity. We believe that when change occurs — whether it is in a company, sector, industry or the economy - the best investment opportunities emerge and we seek to quickly capture them. This is exactly what we have done over the last year as the market created so many attractive opportunities at very reasonable valuations. The current environment continues to provide us with strong opportunities demonstrating the benefits of our rigorous, original and fundamental research approach in uncovering companies with the strongest fundamentals and the ability to leverage change strategically.

We think the key to success going forward will be dependent largely on identifying companies undergoing Positive Dynamic Change, which we believe offer the best long-term growth potential for our clients. We have been utilizing this approach since 1964 and it has been the driving force behind our investment philosophy.

At Alger, we are bullish on the future of U.S. equity investing. However, we think the stock markets will, and probably should, pause in their rally since March 2009 — and that such a period of consolidation is likely in 2010. Economic uncertainty is high, and that alone should give investors reason to doubt in 2010. We have already seen in 2009 that the vast majority of investment flows in the mutual fund industry has been into cash, short term bond funds, and international (especially emerging market equities), and out of U.S. equities generally. However, publicly traded U.S. equities are not a simple representation of the U.S. economy; in fact, they represent an elite subset of Corporate America. In general, they are the leaders in their industries — some by innovations long ago, and others by innovations so recent we have trouble remembering that they didn’t exist a decade or two ago. They represent some of the most astute global competitors, and derive a significant percentage of their revenues and profits from their success in international markets. Their fundamental operating results so far in 2009 have significantly outperformed investor expectations and led those of the broader U.S. economy. Moreover, we believe these companies are likely to continue to improve as global economic recovery takes hold in late 2010 and the years beyond. Thus, we believe 2010 will offer investors an excellent period to “buy the dips” and for stock investing based on identifying companies with superior growth long term and the financial and other strengths to capitalize on their market opportunities globally.  As investors become comfortable with the strength of the U.S. and global economic recovery, we believe U.S. equities, particularly “growth” equities, will once again find strong favor, offering a combination of fundamental performance, growth opportunities and sector leadership, and attractive valuation within a global universe. Thus, while credit and international stocks have led the first phase of this recovery in financial markets, we think it is the natural course of the investment cycle to return to U.S. equities in the years ahead.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 24.24% for the twelve months ended October 31, 2009, compared to the Russell 3000 Growth Index return of 17.03%.

During the period, the largest portfolio weightings in the Alger Capital Appreciation Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Financials. The largest sector underweight for the period was in Industrials. Relative outperformance in the Information Technology and Health Care sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Consumer Discretionary and Consumer Staples.

Among the most important relative contributors were Apple Inc., Chesapeake Energy Corp., Expedia Inc., Tyco International Ltd., and Transocean Ltd. Conversely, detracting from overall results on a relative basis were Satyam Computer Services Ltd. (ADS), Gildan Activewear Inc. (-73 bps), Activision Blizzard Inc. , Intel Corp. , and Skyworks Solutions Inc.

Alger LargeCap Growth Fund

The Alger LargeCap Growth Fund returned 18.54% for the twelve-months ended October 31, 2009, compared with a return of 17.52% for the Russell 1000 Growth Index.

During the period, the largest portfolio weightings in the Alger LargeCap Growth Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Financials. The largest sector underweight for the period was in Industrials. Relative outperformance in the Energy and Health Care sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Industrials and Materials.

Among the most important relative contributors were Wyeth, Weatherford International Ltd., Tyco International Ltd., Cognizant Technology Solutions Corp., and Chesapeake Energy Corp.. Conversely, detracting from overall results on a relative basis were McDermott International Inc., General Electric Co., Freeport-McMoRan Copper & Gold Inc., Devon Energy Corp., and JPMorgan Chase & Co.

Alger MidCap Growth Fund

For the twelve-months ended October 31, 2009, the Alger MidCap Growth Fund returned 22.95% compared to the Russell MidCap Growth Index, which had a return of 22.49%.

During the period, the largest portfolio weightings in the Alger Midcap Growth Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Information Technology. The largest sector underweight for the period was in Industrials. Relative outperformance in the Financials and Energy sectors were the most important contributors to performance.

Sectors that detracted from the portfolio included Industrials and Information Technology.

Among the most important relative contributors were Expedia Inc., Apple Inc., Whole Foods Market Inc., Las Vegas Sands Corp., and Chico’s FAS Inc. Conversely, detracting from overall results on a relative basis were Satyam Computer Services Ltd. (ADS), McDermott International Inc., Gildan Activewear Inc., United Therapeutics Corp., and Tessera Technologies Inc.

Alger SMidCap Growth Fund

The Alger SMidCap Growth Fund returned 19.03% for the twelve-months ended October 31, 2009, compared to the Russell 2500 Growth Index return of 18.19%.

During the period, the largest portfolio weightings in the Alger Smidcap Growth Fund were in the Health Care and Information Technology sectors. The largest sector overweight for the period was in Financials. The largest sector underweight for the period was in Industrials. Relative outperformance in the Industrials and Information Technology sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Health Care and Consumer Staples.

Among the most important relative contributors were Marvell Technology Group Ltd., Mylan Inc., Expedia Inc., Darden Restaurants Inc., and Mellanox Technologies Ltd. Conversely, detracting from overall results on a relative basis were Gildan Activewear Inc., Tenet Healthcare Corp., Satyam Computer Services Ltd. (ADS), Microsemi Corp., and NCR Corp.

Alger SmallCap Growth Fund

For the twelve-months ending October 31, 2009, the Alger SmallCap Growth Fund returned 20.60% compared to the Russell 2000 Growth Index, which returned 11.34%.

During the period, the largest portfolio weightings in the Alger Smallcap Growth Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Information Technology. The largest sector underweight for the period was in Industrials. Relative outperformance in the Information Technology and Industrials sectors were the most important contributors to performance. The only sector that detracted from the portfolio was Consumer Discretionary.

Among the most important relative contributors were Vistaprint N.V., AECOM Technology Corp., priceline.com Inc., Mellanox Technologies Ltd., and URS Corp. Conversely, detracting from overall results on a relative basis were Tenet Healthcare Corp., AnnTaylor Stores Corp., Tessera Technologies Inc., International Coal Group Inc., and Microsemi Corp.

The Alger Growth Opportunities Fund

The Alger Growth Opportunities Fund returned 21.22% for the twelve-months ended October 31, 2009, compared to the Russell 2500 Growth Index return of 18.19%.

During the period, the largest portfolio weightings in the Alger Growth Opportunities Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Information Technology. The largest sector underweight for the period was in Industrials. Relative outperformance in the Information Technology and Energy sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Consumer Discretionary and Materials.

Among the most important relative contributors were Vistaprint N.V., Optimer Pharmaceuticals Inc., Expedia Inc., Marvell Technology Group Ltd., and Mylan Inc. Conversely, detracting from overall results on a relative basis were Gildan Activewear Inc., NCR Corp., Tenet Healthcare Corp., American Apparel Inc., and Ness Technologies Inc.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 15.46% for the twelve months ended October 31, 2009, compared to the S&P 500 Index return of 9.79%.

During the period, the largest portfolio weightings in the Alger Health Sciences Fund were in the Pharmaceuticals and Health Care Equipment & Supplies sectors. The largest sector overweight for the period was in Pharmaceuticals. The largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Pharmaceuticals and Life Sciences Tools & Services sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Consumer Discretionary and Biotechnology.

Among the most important relative contributors were Medicis Pharmaceutical Corp., Optimer Pharmaceuticals Inc., Inverness Medical Innovations Inc., Mylan Inc., and Wyeth. Conversely, detracting from overall results on a relative basis were XenoPort Inc., United Therapeutics Corp., Cephalon Inc., Boston Scientific Corp., and Genzyme Corp.

Alger Balanced Fund

The Alger Balanced Fund returned 17.91% for the twelve months ended October 31, 2009, compared to the Russell 1000 Growth Index return of 17.52%.

During the period, the largest portfolio weightings in the Alger Balanced-equity Portfolio were in the Information Technology and Consumer Staples sectors. The largest sector overweight for the period was in Financials. The largest sector underweight for the period was in Information Technology. Relative outperformance in the Health Care and Consumer Discretionary sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Information Technology and Industrials.

Among the most important relative contributors were J. Crew Group Inc., Yamana Gold Inc., Expedia Inc., Anadarko Petroleum Corp., and Cognizant Technology Solutions Corp. Conversely, detracting from overall results on a relative basis were General Electric Co., Schlumberger Ltd., JPMorgan Chase & Co., Gildan Activewear Inc., and Devon Energy Corp.

As of October 31, 2009, 60% of the fixed-income portion of the portfolio was in corporate securities, 23% in mortgage/asset-backed securities, 12% in U.S. Treasuries, 3% in government agencies, and 2% in cash.

After a challenging 2008 the market was left to repair itself and the rally and returns in the credit markets in 2009 have been nothing short of remarkable. Corporations responded well to the credit crunch significantly bolstering liquidity, cutting costs, better managing inventories and reducing debt. The result of repairing balance sheets was a rapid decline in credit spreads as investors’ embraced risk and felt they were being adequately compensated as the world emerged from the fear of a systemic failure. The Federal Reserve has stated that they will maintain a zero rate policy as long as needed and it is this coupled with an emerging economic recovery that will provide a constructive backdrop in 2010.

Alger Convertible Fund

The Alger Convertible Fund return 26.26% for the twelve-months ending October 31, 2009, versus the Merrill Lynch All Convertible Index return of 37.26% and the Lipper Convertible Securities Fund Index return of 34.37%. Standardized returns are located in the following pages.

Convertibles rebounded strongly through 10/31/09 and rivaled High Yield as one of the best performing asset classes YTD.  A robust equity market coupled with a resurgence of new issues, and attractive yield levels pushed valuations higher. As the US economy continues to emerge from a recession, an accommodative monetary policy coupled with an appetite for risk has proved to be a winning combination for convertibles.

Even as the worst of the recent crisis appears behind us the top performing factors for equities and debt were high beta, small capitalization, and CCC rated credits. Securities in each of these areas topped the market returns by significant amounts. Because these securities tend to be speculative, have very high volatility and are typically very illiquid, we do not believe a shift into higher risk without adequate liquidity is warranted or in the best interests of our clients.

Alger Money Market Fund

The Alger Money Market Fund posted a return of 0.08% for the twelve-month period ending October 31, 2009.

Money Market Funds, which saw a rapid inflow of money throughout 2008 and into 2009 have seen a reversal of fortune as investors seek more attractive investment opportunities. Money Market funds on whole have endured $550bn of outflows due to the zero rate policy of the Federal Reserve. We look for the Fed to keep its target rate unchanged throughout 2010 and will continue to pressure short term yields.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung
Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Funds unless proceeded or accompanied by an effective prospectus for the Funds. Funds’ returns represent the fiscal twelvemonth period return of Class A shares. Returns do not reflect the deduction of the front end sales charges imposed on Class A shares or the contingent deferred sales charges on Class B shares and include reinvestment of dividends and distributions. The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Recent performance has been impacted by an unusually strong period in the U.S. equity market and there is no guarantee that such conditions will be repeated. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the

Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2009. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, may have been held by the Funds during the twelve-month fiscal period.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that invest in fixed-income securities, such as the Balanced Fund and Convertible Fund, are subject to the fixed-income securities’ sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. These funds are also subject to the risk of a decline in the value of the fund’s securities in the event of an issue’s falling credit rating or actual default. The Funds that invest in mortgage and asset backed securities are subject to prepayment risk; thus the average life of the security may be less than maturity. Funds that participate in leveraging, such as the Capital Appreciation, SMidCap, and Health Sciences Funds, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the funds’ net asset value can decrease more quickly than if the fund had not borrowed. For a more detailed discussion of the risks associated with a Fund, please see the Fund’s Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing. Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•                  Standard & Poor’s 500 Index is an index of the 500 largest and most profitable companies in the United States.

•                  Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.  It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.  The Russell 1000 represents approximately 90% of the U.S. market.

•                  Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index.  It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

•                  Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.  The Russell Midcap Index is a subset of the Russell 1000® Index.  It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.  The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

•                  Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe.  It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

•                  Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

•                  Morgan Stanley Capital International Europe Index, a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe.

•                  MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  Barclays Capital U.S. Corporate High Yield Index covers the USD- denominated, non-investment grade, fixed-rate,  taxable corporate bond market.  Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.  The index excludes Emerging Markets debt.  The index was created in 1986, with index history backfilled to January 1, 1983.  The U.S. Corporate High-Yield Index is part of the U.S. Universal and Global High-Yield Indices.

•                  Barclays Capital U.S. Credit Index is comprised of the U.S. Corporate Index and the non-native currency subcomponent of the U.S. Government- Related Index.  The U.S. Credit Index was called the U.S. Corporate Investment Grade Index until July 2000, when it was renamed to reflect the index’s composition of both corporate and non-corporate issuers. The U.S. Credit Index includes publicly issued U.S. corporates, specified foreign debentures and secured notes denominated in USD.  Index history is available since 1973.  The U.S. Credit Index is a subset of the U.S. Government/Credit Index and the U.S. Aggregate Index.

•                  The Russell 3000 Growth Index is an unmanaged index designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S.

companies based on the total market capitalization, which represents 98% of the U.S. Equity Market.

•                  The Russell Midcap Growth Index is an unmanaged index designed to measure the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 2500 Growth Index is an unmanaged index designed to measure the performance of the 2,500 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 2000 Growth Index is an unmanaged index designed to measure the performance of the 2000 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  The Merrill Lynch All-Convertible Index is an index of convertible securities that is commonly used as a general measure of performance for the convertible securities market.

•                  The Lipper Convertible Securities Fund Index is an unmanaged index of the ten-largest funds in the Lipper Convertible Securities fund category, which consists of funds that invest primarily in convertible bonds and convertible preferred stock.

FUND PERFORMANCE AS OF 9/30/09 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Capital Appreciation Class A (Inception 1/1/97)	2.65%	8.50%	0.40%	6.22%
Alger Capital Appreciation Class B (Inception 11/11/86)	2.37%	8.55%	0.33%	10.52%
Alger Capital Appreciation Class C (Inception 8/1/97)	6.58%	8.85%	0.18%	4.02%

Alger LargeCap Growth Class A (Inception 1/1/97)	(7.59)%	1.04%	(1.97)%	3.90%
Alger LargeCap Growth Class B (Inception 11/11/86)	(8.00)%	1.02%	(2.03)%	8.95%
Alger LargeCap Growth Class C (Inception 8/1/97)	(4.23)%	1.41%	(2.16)%	1.69%

Alger MidCap Growth Class A (Inception 1/1/97)	(8.57)%	0.50%	2.92%	6.40%
Alger MidCap Growth Class B (Inception 5/24/93)	(9.07)%	0.54%	2.85%	10.02%
Alger MidCap Growth Class C (Inception 8/1/97)	(5.26)%	0.76%	2.66%	4.80%

Alger SMidCap Growth Class A (Inception 5/8/02)	(6.55)%	6.64%	n/a	4.73%
Alger SMidCap Growth Class B (Inception 5/8/02)	(7.18)%	6.86%	n/a	4.73%
Alger SMidCap Growth Class C (Inception 5/8/02)	(3.19)%	7.03%	n/a	4.74%
Alger SMidCap Growth Class I (Inception 8/6/07)*	(1.13)%	7.92%	n/a	5.58%

Alger SmallCap Growth Class A (Inception 1/1/97)	(5.25)%	5.38%	(1.75)%	0.54%
Alger SmallCap Growth Class B (Inception 11/11/86)	(5.94)%	5.40%	(1.81)%	8.09%
Alger SmallCap Growth Class C (Inception 8/1/97)	(1.98)%	5.73%	(1.95)%	(0.74)%

Alger Growth Opportunities Class A (Inception 3/3/08)	(4.52)%	n/a	n/a	(12.74)%
Alger Growth Opportunities Class C (Inception 3/3/08)	(1.47)%	n/a	n/a	(10.65)%
Alger Growth Opportunities Class I (Inception 3/3/08)	0.47%	n/a	n/a	(9.77)%

Alger Health Sciences Class A (Inception 5/1/02)	(3.91)%	7.19%	n/a	9.37%
Alger Health Sciences Class B (Inception 5/1/02)	(4.42)%	7.39%	n/a	9.35%
Alger Health Sciences Class C (Inception 5/1/02)	(0.35)%	7.56%	n/a	9.36%

Alger Balanced Class A (Inception 1/1/97)	(3.32)%	1.75%	1.48%	5.76%
Alger Balanced Class B (Inception 6/1/92)	(3.87)%	1.67%	1.42%	6.74%
Alger Balanced Class C (Inception 8/1/97)	0.21%	2.06%	1.26%	4.06%

Alger Convertible Class A (Inception 11/1/71)**	(2.55)%	(0.61)%	2.42%	n/a

*	Historical performance prior to August 6, 2007, inception of the class, is that of the Fund’s Class A Shares, which has been adjusted to remove the front-end sales charge imposed by Class A Shares.
**

Performance prior to January 9, 2009 represents the performance of the Predecessor Fund’s common stock, Castle Convertible Fund. The calculation of total return assumes dividends were reinvested at market value.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through October 31, 2009 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES

— 10 years ended 10/31/09

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Fund Class B shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2009. Figures for the Alger Capital Appreciation Fund Class B shares and the Russell 3000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Fund Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/09†

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1YEAR	5 YEARS	10 YEARS	INCEPTION
Class A (Inception 1/1/97)	17.72%	7.13%	(0.58)%	5.85%
Russell 3000 Growth Index	17.03%	1.26%	(3.15)%	2.89%
Class B (Inception 11/11/86)	17.95%	7.12%	(0.65)%	10.19%
Russell 3000 Growth Index	17.03%	1.26%	(3.15)%	5.82%
Class C (Inception 8/1/97)	22.33%	7.49%	(0.80)%	3.65%
Russell 3000 Growth Index	17.03%	1.26%	(3.15)%	0.96%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†                  Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER LARGECAP GROWTH FUND

Fund Highlights Through October 31, 2009 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES

— 10 years ended 10/31/09

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger LargeCap Growth Fund Class B shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2009. Figures for the Alger LargeCap Growth Fund Class B shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger LargeCap Growth Fund Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/09†

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION
Class A (Inception 1/1/97)	12.31%	0.35%	(2.68)%	3.73%
Russell 1000 Growth Index	17.52%	1.28%	(3.39)%	3.03%
Class B (Inception 11/11/86)	12.92%	0.33%	(2.73)%	8.83%
Russell 1000 Growth Index	17.52%	1.28%	(3.39)%	8.18%
Class C (Inception 8/1/97)	16.66%	0.70%	(2.87)%	1.52%
Russell 1000 Growth Index	17.52%	1.28%	(3.39)%	0.99%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†                  Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER MIDCAP GROWTH FUND

Fund Highlights Through October 31, 2009 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES

— 10 years ended 10/31/09

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger MidCap Growth Fund Class B shares and Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2009. Figures for the Alger MidCap Growth Fund Class B shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger MidCap Growth Fund Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/09†

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION
Class A (Inception 1/1/97)	16.50%	(1.18)%	2.17%	5.95%
Russell Midcap Growth Index	22.49%	2.22%	1.01%	4.98%
Class B (Inception 5/24/93)	16.86%	(1.18)%	2.09%	9.64%
Russell Midcap Growth Index	22.49%	2.22%	1.01%	7.31%
Class C (Inception 8/1/97)	20.92%	(0.90)%	1.92%	4.35%
Russell Midcap Growth Index	22.49%	2.22%	1.01%	3.59%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†                  Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER SMIDCAP GROWTH FUND

Fund Highlights Through October 31, 2009 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES

from 5/8/2002 to 10/31/09

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger SMidCap Growth Fund Class B shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) from May 8, 2002, the inception date of the Alger SMidCap Growth Fund, through October 31, 2009. Figures for both the Alger SMidCap Growth Fund Class B shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger SMidCap Growth Fund Class A, Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/09†

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION
Class A (Inception 5/8/02)	12.78%	4.97%	n/a	3.91%
Russell 2500 Growth Index	18.19%	2.00%	n/a	3.15%
Class B (Inception 5/8/02)	12.88%	5.15%	n/a	3.89%
Russell 2500 Growth Index	18.19%	2.00%	n/a	3.15%
Class C (Inception 5/8/02)	16.97%	5.35%	n/a	3.91%
Russell 2500 Growth Index	18.19%	2.00%	n/a	3.15%
Class I (Inception 8/6/07)*	19.16%	6.22%	n/a	4.74%
Russell 2500 Growth Index	18.19%	2.00%	n/a	3.15%

*                 Historical performance prior to August 6, 2007, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†                  Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER SMALLCAP GROWTH FUND

Fund Highlights Through October 31, 2009 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES

— 10 years ended 10/31/09

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger SmallCap Growth Fund Class B shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2009. Figures for both the Alger SmallCap Growth Fund Class B shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger SmallCap Growth Fund Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/09†

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION
Class A (Inception 1/1/97)	14.26%	3.62%	(2.75)%	0.04%
Russell 2000 Growth Index	11.34%	0.95%	0.12%	1.90%
Class B (Inception 11/11/86)	14.54%	3.61%	(2.81)%	7.77%
Russell 2000 Growth Index	11.34%	0.95%	0.12%	5.53%
Class C (Inception 8/1/97)	18.80%	4.00%	(2.93)%	(1.23)%
Russell 2000 Growth Index	11.34%	0.95%	0.12%	1.15%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†                  Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER GROWTH OPPORTUNITIES FUND

Fund Highlights Through October 31, 2009 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

from 3/3/2008 to 10/31/09

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2500 Growth Index (an unmanaged index of common stocks) on March 3, 2008, the inception date of the Alger Growth Opportunities Fund, through October 31, 2009. Figures for both the Alger Growth Opportunities Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger Growth Opportunities Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/09†

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION
Class A (Inception 3/3/08)	15.46%	n/a	n/a	(15.49)%
Russell 2500 Growth Index	18.19%	n/a	n/a	(10.97)%
Class C (Inception 3/3/08)	19.43%	n/a	n/a	(13.59)%
Russell 2500 Growth Index	18.19%	n/a	n/a	(10.97)%
Class I (Inception 3/3/08)	21.53%	n/a	n/a	(12.80)%
Russell 2500 Growth Index	18.19%	n/a	n/a	(10.97)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†                  Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through October 31, 2009 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS SHARES

from 5/1/2002 to 10/31/09

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger Health Sciences Fund Class B shares and the Standard & Poor’s 500 Index (an unmanaged index of common stocks) on May 1, 2002, the inception date of the Alger Health Sciences Fund, through October 31, 2009. Figures for both the Alger Health Sciences Fund Class B shares and the Standard & Poor’s 500 Index include reinvestment of dividends. Performance for the Alger Health Sciences Fund Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/09†

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION
Class A (Inception 5/1/02)	9.40%	6.47%	n/a	8.57%
S&P 500 Index	9.79%	0.33%	n/a	1.46%
Class B (Inception 5/1/02)	9.40%	6.64%	n/a	8.52%
S&P 500 Index	9.79%	0.33%	n/a	1.46%
Class C (Inception 5/1/02)	13.55%	6.82%	n/a	8.54%
S&P 500 Index	9.79%	0.33%	n/a	1.46%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†                  Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER BALANCED FUND

Fund Highlights Through October 31, 2009 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES

— 10 years ended 10/31/09

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Balanced Fund Class B shares, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Barclays Capital U. S. Government/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended October 31, 2009. Figures for the Alger Balanced Fund Class B shares, the Russell 1000 Growth Index and the Barclays Capital U.S. Government/Credit Bond Index include reinvestment of dividends and/or interest. Performance for the Alger Balanced Fund Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/09†

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION
Class A (Inception 1/1/97)	11.72%	1.39%	0.92%	5.66%
Russell 1000 Growth Index	17.52%	1.28%	(3.39)%	3.03%
Barclays Capital U.S. Gov’t/Credit Bond Index	14.61%	4.79%	6.32%	6.27%
Class B (Inception 6/1/92)	11.78%	1.31%	0.86%	6.65%
Russell 1000 Growth Index	17.52%	1.28%	(3.39)%	6.19%
Barclay’s Gov’t/Credit Bond Index	14.61%	4.79%	6.32%	6.63%
Class C (Inception 8/1/97)	15.94%	1.71%	0.70%	3.96%
Russell 1000 Growth Index	17.52%	1.28%	(3.39)%	0.99%
Barclays Capital U.S. Gov’t/Credit Bond Index	14.61%	4.79%	6.32%	6.09%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†                  Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER CONVERTIBLE FUND

Fund Highlights Through October 31, 2009 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS SHARES

— 10 years ended 10/31/09

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger Convertible Fund Class A shares, with an initial 5.25% maximum sales charge, and the Merrill Lynch All Convertible Index (an unmanaged index of convertible bonds) for the ten years ended October 31, 2009. Figures for both the Alger Convertible Fund Class A shares and the Merrill Lynch All Convertible Index include reinvestment of dividends.  Performance prior to 1/9/09, inception of the Fund, is that of its predecessor fund, Castle Convertible Fund, Inc.

PERFORMANCE COMPARISON AS OF 10/31/09†

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION
Class A (Inception 11/1/71)**	19.63%	(1.21)%	2.10%	n/a
Merrill Lynch All Convertible Index	37.26%	2.38%	3.38%	n/a

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†                  Returns reflect maximum initial sales charges on Class A shares.

**          Performance prior to January 9, 2009 represents the performance of the Predecessor Fund’s common stock, Castle Convertible Fund, Inc. The calculation of total return assumes dividends were reinvested at market value.

PORTFOLIO SUMMARY†

October 31, 2009 (Unaudited)

	Alger Capital	Alger LargeCap	Alger MidCap	Alger SMidCap	Alger SmallCap
SECTORS	Appreciation Fund	Growth Fund	Growth Fund	Growth Fund	Growth Fund
Consumer Discretionary	8.7%	10.1%	14.1%	15.0%	15.9%
Consumer Staples	7.3	15.3	4.4	3.3	2.5
Energy	8.7	6.9	6.8	4.3	4.3
Financials	9.8	6.6	11.6	8.4	5.1
Health Care	16.3	17.0	16.6	20.5	22.5
Industrials	6.7	9.1	8.1	14.6	14.2
Information Technology	35.0	31.5	31.9	23.7	26.6
Materials	4.6	3.0	4.3	3.3	2.6
Telecommunication Services	0.0	0.6	2.0	1.2	2.1
Utilities	0.0	0.0	0.0	0.9	1.1
Short-Term and Net Other Assets	2.9	(0.1)	0.2	4.8	3.1
	100.0%	100.0%	100.0%	100.0%	100.0%

	Alger Growth	Alger Health	Alger Convertible
SECTORS	Opportunities Fund	Sciences Fund	Fund
Consumer Discretionary	13.4%	0.0%	10.9%
Consumer Staples	3.1	0.0	4.1
Energy	4.8	0.0	11.4
Financials	7.5	0.0	15.9
Health Care	22.9	99.3	13.2
Industrials	13.4	0.0	7.9
Information Technology	25.9	0.0	14.5
Materials	2.8	0.0	9.7
Telecommunication Services	1.1	0.0	3.3
Utilities	0.8	0.0	4.8
Short-Term and Net Other Assets	4.3	0.7	4.3
	100.0%	100.0%	100.0%

PORTFOLIO SUMMARY†

October 31, 2009 (Unaudited)

SECTORS/SECURITY TYPES	Alger Balanced Fund
Consumer Discretionary	5.1%
Consumer Staples	8.3
Energy	5.4
Financials	4.7
Health Care	8.4
Industrials	6.3
Information Technology	14.6
Materials	1.7
Telecommunication Services	0.5
Total Equity Securities	55.0%
Convertible Corporate Bonds	4.0%
Corporate Bonds	24.8
U.S. Agency Obligations	10.3
U.S. Governments	5.5
Total Bonds	44.6%
Short-Term and Net Other Assets	0.4%
100.0%

Alger Money Market
DAYS TO MATURITY	Fund
0 to 30	49.3%
31 to 60	11.0
61 to 90	30.9
91 to 180	8.8
100.0%

† Based on net assets for each Fund, except for Alger Money Market Fund which is based on total investments.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments ‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—97.1%
ADVERTISING—0.2%
Focus Media Holding Ltd.#*	109,300	$1,315,972

AEROSPACE & DEFENSE—2.5%
BE Aerospace Inc. *	331,700	5,881,041
General Dynamics Corp.	119,445	7,489,201
Lockheed Martin Corp.	53,600	3,687,144
		17,057,386
APPLICATION SOFTWARE—1.3%
Adobe Systems Inc. *	221,600	7,299,504
Nice Systems Ltd. #*	61,400	1,901,558
		9,201,062
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Affiliated Managers Group Inc. *	39,600	2,514,204
Invesco Ltd.	33,100	700,065
		3,214,269
AUTO PARTS & EQUIPMENT—1.0%
ArvinMeritor Inc.	136,900	1,069,189
Dana Holding Corp. *	1,087,700	6,156,382
		7,225,571
BIOTECHNOLOGY—3.8%
Amgen Inc. *	156,800	8,424,864
Celgene Corp. *	173,000	8,831,650
Gilead Sciences Inc. *	112,000	4,765,600
Human Genome Sciences Inc. *	237,800	4,444,482
		26,466,596
BROADCASTING & CABLE TV—0.8%
CBS Corp., Cl. B	501,000	5,896,770

CASINOS & GAMING—0.9%
Las Vegas Sands Corp.*	395,800	5,972,622

COAL & CONSUMABLE FUELS—1.5%
Patriot Coal Corp.*	893,000	10,090,900

COMMUNICATIONS EQUIPMENT—4.6%
Alcatel-Lucent #*	620,300	2,288,907
Brocade Communications Systems Inc. *	1,535,200	13,172,016
Cisco Systems Inc. *	315,400	7,206,890
Qualcomm Inc.	225,800	9,350,378
		32,018,191
COMPUTER HARDWARE—5.9%
Apple Inc. *	140,145	26,417,332
Hewlett-Packard Co.	198,900	9,439,794
International Business Machines Corp.	43,300	5,222,413
		41,079,539
COMPUTER STORAGE & PERIPHERALS—2.8%
EMC Corp. *	398,900	6,569,883
Seagate Technology	901,600	12,577,320
		19,147,203

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—1.7%
Mastercard Inc.	53,800	$11,783,276

DIVERSIFIED BANKS—0.3%
Banco Santander Brasil SA#*	171,900	2,038,734

DIVERSIFIED CHEMICALS—0.9%
Ashland Inc. *	95,400	3,295,116
FMC Corporation	57,300	2,928,030
		6,223,146
EDUCATION SERVICES—0.5%
ITT Educational Services Inc.*	35,700	3,225,495

ELECTRICAL COMPONENTS & EQUIPMENT—0.3%
Cooper Industries PLC, CL. A	54,900	2,124,081

FERTILIZERS & AGRICULTURAL CHEMICALS—0.8%
Monsanto Co.	19,400	1,303,292
Mosaic Co., /The	97,500	4,556,175
		5,859,467
GENERAL MERCHANDISE STORES—0.8%
Target Corp.	118,100	5,719,583

GOLD—0.3%
Yamana Gold Inc.	169,200	1,801,980

HEALTH CARE EQUIPMENT—4.8%
Baxter International Inc.	169,600	9,168,576
Covidien PLC	383,000	16,131,960
Insulet Corp. *	155,300	1,723,830
Select Medical Holdings Corp. *	597,300	5,793,810
		32,818,176
HEALTH CARE SERVICES—0.4%
Express Scripts Inc.*	31,500	2,517,480

HEALTH CARE SUPPLIES—1.0%
Inverness Medical Innovations Inc.*	185,400	7,047,054

HOME IMPROVEMENT RETAIL—0.7%
Lowe’s Companies, Inc.	253,000	4,951,210

HOUSEHOLD PRODUCTS—1.0%
Energizer Holdings Inc.*	111,500	6,787,005

HYPERMARKETS & SUPER CENTERS—3.7%
Costco Wholesale Corp.	72,900	4,144,365
Wal-Mart Stores Inc.	431,400	21,431,952
		25,576,317
INDUSTRIAL CONGLOMERATES—1.4%
McDermott International Inc. *	250,300	5,564,169
Tyco International Ltd.	122,000	4,093,100
		9,657,269
INDUSTRIAL MACHINERY—0.2%
SPX Corp.	22,000	1,161,160

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTEGRATED OIL & GAS—3.1%
Chevron Corp.	284,800	$21,798,592

INTERNET RETAIL—1.6%
Amazon.com Inc. *	34,300	4,075,183
Expedia Inc. *	309,800	7,023,166
		11,098,349
INTERNET SOFTWARE & SERVICES—7.3%
eBay Inc. *	313,610	6,984,095
Google Inc., Cl. A *	31,000	16,619,720
GSI Commerce Inc. *	235,900	4,475,023
IAC/InterActiveCorp. *	172,115	3,259,858
Sina Corp. *	201,400	7,530,346
Yahoo! Inc. *	715,100	11,370,090
		50,239,132
INVESTMENT BANKING & BROKERAGE—1.0%
Lazard Ltd., Cl. A	26,200	989,050
Morgan Stanley	185,100	5,945,412
		6,934,462
LIFE & HEALTH INSURANCE—1.9%
Lincoln National Corp.	166,000	3,955,780
Prudential Financial Inc.	202,400	9,154,552
		13,110,332
LIFE SCIENCES TOOLS & SERVICES—1.5%
Life Technologies Corp. *	157,700	7,438,709
Thermo Fisher Scientific Inc. *	56,400	2,538,000
		9,976,709
MANAGED HEALTH CARE—0.2%
WellPoint Inc.*	34,800	1,627,248

METAL & GLASS CONTAINERS—1.6%
Owens-Illinois Inc.*	353,500	11,269,580

MOVIES & ENTERTAINMENT—0.5%
Liberty Media Corp., Capital, Cl. A *	300	6,207
Regal Entertainment Group, Cl. A	275,900	3,479,099
		3,485,306
MULTI-LINE INSURANCE—0.8%
Genworth Financial Inc., Cl. A*	531,300	5,642,406

OIL & GAS DRILLING—0.4%
Transocean Ltd.*	32,000	2,685,120

OIL & GAS EQUIPMENT & SERVICES—0.5%
Weatherford International Ltd.*	194,350	3,406,955

OIL & GAS EXPLORATION & PRODUCTION—2.6%
Atlas Energy Inc. *	12,600	329,868
Chesapeake Energy Corp.	195,000	4,777,500
Nexen Inc.	415,841	8,928,106
Plains Exploration & Production Co. *	144,900	3,839,850
		17,875,324

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS REFINING & MARKETING—0.2%
NuStar Energy LP	25,200	$1,352,232

OIL & GAS STORAGE & TRANSPORTATION—0.4%
Magellan Midstream Partners LP	76,089	2,955,297

OTHER DIVERSIFIED FINANCIAL SERVICES—3.2%
Bank of America Corp.	575,900	8,396,622
BM&F Bovespa SA	562,500	3,674,469
JPMorgan Chase & Co.	232,637	9,717,248
		21,788,339
PHARMACEUTICALS—4.6%
Abbott Laboratories	259,920	13,144,154
Allergan Inc.	48,900	2,750,625
Auxilium Pharmaceuticals Inc. *	81,400	2,560,844
Pfizer Inc.	801,600	13,651,248
		32,106,871
PROPERTY & CASUALTY INSURANCE—1.9%
Travelers Cos., Inc., /The	269,600	13,423,384

PUBLISHING—0.4%
McGraw-Hill Cos., Inc., /The	97,300	2,800,294

RAILROADS—0.9%
Burlington Northern Santa Fe Corp.	83,500	6,289,220

RESTAURANTS—1.3%
McDonald’s Corp.	134,300	7,871,323
Yum! Brands Inc.	30,400	1,001,680
		8,873,003
SEMICONDUCTOR EQUIPMENT—0.3%
Lam Research Corp.*	48,400	1,632,048

SEMICONDUCTORS—8.4%
Broadcom Corp., Cl. A *	138,100	3,674,841
Intel Corp.	1,070,000	20,447,700
Marvell Technology Group Ltd. *	668,700	9,174,564
ON Semiconductor Corp. *	1,799,000	12,035,310
Skyworks Solutions Inc. *	1,240,600	12,939,458
		58,271,873
SOFT DRINKS—1.6%
Hansen Natural Corp. *	94,000	3,398,100
PepsiCo Inc.	129,500	7,841,225
		11,239,325
STEEL—1.0%
Cliffs Natural Resources Inc.	195,600	6,957,492

SYSTEMS SOFTWARE—2.7%
Microsoft Corp.	682,635	18,929,469

THRIFTS & MORTGAGE FINANCE—0.2%
TFS Financial Corp.	143,600	1,674,376

TOBACCO—1.0%
Philip Morris International Inc.	150,560	7,130,522

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TRUCKING—1.4%
Hertz Global Holdings Inc.*	1,080,000	$10,054,800
TOTAL COMMON STOCKS (Cost $662,709,689)		672,605,574

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS—1.1%
TIME DEPOSITS—1.1%
Wells Fargo Grand Cayman, 0.03%, 11/02/09 (Cost $7,450,555)	7,450,555	7,450,555

Total Investments (Cost $670,160,244)(a)	98.2%	680,056,129
Other Assets in Excess of Liabilities	1.8	12,167,747

NET ASSETS	100.0%	$692,223,876

‡                 Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                 Non-income producing security.

#                 American Depository Receipts.

(a)       At October 31, 2009, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $681,051,181 amounted to $995,052 which consisted of aggregate gross unrealized appreciation of $42,470,254 and aggregate gross unrealized depreciation of $43,465,306.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER LARGECAP GROWTH FUND

Schedule of Investments‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—100.1%
AEROSPACE & DEFENSE—3.4%
Boeing Co., /The *	47,940	$2,291,532
General Dynamics Corp.	41,090	2,576,343
Lockheed Martin Corp.	55,100	3,790,329
		8,658,204
AGRICULTURAL PRODUCTS—0.4%
Bunge Ltd.	18,900	1,078,434

AIR FREIGHT & LOGISTICS—1.0%
United Parcel Service Inc., Cl. B	47,300	2,539,064

APPAREL RETAIL—0.8%
Gap Inc., /The	96,600	2,061,444

ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Invesco Ltd.	56,100	1,186,515
Northern Trust Corp.	27,600	1,386,900
		2,573,415
BIOTECHNOLOGY—3.2%
Amgen Inc.	33,400	1,794,582
Celgene Corp. *	58,400	2,981,320
Gilead Sciences Inc. *	79,500	3,382,725
		8,158,627
CASINOS & GAMING—0.4%
Las Vegas Sands Corp.*	70,400	1,062,336

COAL & CONSUMABLE FUELS—0.5%
CONSOL Energy Inc.	29,600	1,267,176

COMMUNICATIONS EQUIPMENT—5.0%
Cisco Systems Inc. *	264,900	6,052,965
Qualcomm Inc.	114,000	4,720,740
Research In Motion Ltd. *	35,775	2,101,066
		12,874,771
COMPUTER & ELECTRONICS RETAIL—1.2%
Best Buy Co., Inc.	49,600	1,893,728
GameStop Corp., Cl. A *	45,400	1,102,766
		2,996,494
COMPUTER HARDWARE—7.1%
Apple Inc. *	48,260	9,097,010
Hewlett-Packard Co.	101,865	4,834,513
International Business Machines Corp.	36,800	4,438,448
		18,369,971
COMPUTER STORAGE & PERIPHERALS—1.1%
EMC Corp.*	167,900	2,765,313

CONSTRUCTION & ENGINEERING—0.5%
Jacobs Engineering Group Inc.*	30,200	1,277,158

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.3%
Caterpillar Inc.	22,700	1,249,862

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—(CONT.)
Deere & Co.	47,400	$2,159,070
		3,408,932
DATA PROCESSING & OUTSOURCED SERVICES—2.8%
Affiliated Computer Services Inc., Cl. A *	24,000	1,250,160
Mastercard Inc.	15,600	3,416,712
Visa Inc., Cl. A	32,800	2,484,928
		7,151,800
DIVERSIFIED CHEMICALS—0.7%
EI Du Pont de Nemours & Co.	51,400	1,635,548

DRUG RETAIL—2.0%
CVS Caremark Corp.	74,900	2,643,970
Walgreen Co.	67,325	2,546,905
		5,190,875
ELECTRICAL COMPONENTS & EQUIPMENT—0.3%
First Solar Inc.*	7,400	902,282

FERTILIZERS & AGRICULTURAL CHEMICALS—1.7%
Monsanto Co.	35,480	2,383,546
Potash Corporation of Saskatchewan Inc.	22,400	2,078,272
		4,461,818
FOOD RETAIL—1.1%
Kroger Co., /The	123,800	2,863,494

FOOTWEAR—0.9%
NIKE Inc., Cl. B	38,700	2,406,366

GENERAL MERCHANDISE STORES—0.8%
Target Corp.	42,000	2,034,060

GOLD—0.6%
Goldcorp Inc.	40,100	1,474,477

HEALTH CARE EQUIPMENT—4.9%
Baxter International Inc. *	59,400	3,211,164
Boston Scientific Corp. *	188,400	1,529,808
Covidien PLC	64,800	2,729,376
St. Jude Medical Inc. *	42,100	1,434,768
Stryker Corp.	38,400	1,766,400
Zimmer Holdings Inc. *	35,500	1,866,235
		12,537,751
HEALTH CARE SERVICES—1.1%
Express Scripts Inc.*	34,700	2,773,224

HOME ENTERTAINMENT SOFTWARE—2.1%
Activision Blizzard Inc. *	171,700	1,859,511
Electronic Arts Inc. *	96,800	1,765,632
Nintendo Co., Ltd. #	56,615	1,778,277
		5,403,420
HOME IMPROVEMENT RETAIL—0.8%
Lowe’s Companies, Inc.	106,300	2,080,291

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOTELS RESORTS & CRUISE LINES—1.2%
Carnival Corp.	58,600	$1,706,432
Marriott International Inc., Cl. A	56,953	1,427,242
		3,133,674
HOUSEHOLD PRODUCTS—1.6%
Procter & Gamble Co., /The	68,860	3,993,880

HYPERMARKETS & SUPER CENTERS—2.9%
Costco Wholesale Corp.	25,200	1,432,620
Wal-Mart Stores Inc.	122,000	6,060,960
		7,493,580
INDUSTRIAL CONGLOMERATES—1.3%
Tyco International Ltd.	97,200	3,261,060

INTEGRATED OIL & GAS—2.6%
Chevron Corp.	47,600	3,643,304
Exxon Mobil Corp.	41,800	2,995,806
		6,639,110
INTEGRATED TELECOMMUNICATION SERVICES—0.6%
AT&T Inc.	63,100	1,619,777

INTERNET RETAIL—1.3%
Amazon.com Inc.*	28,300	3,362,323

INTERNET SOFTWARE & SERVICES—4.9%
eBay Inc. *	122,355	2,724,846
Google Inc., Cl. A *	12,695	6,806,043
Yahoo! Inc. *	188,300	2,993,970
		12,524,859
INVESTMENT BANKING & BROKERAGE—1.5%
Charles Schwab Corp., /The	107,900	1,870,986
Morgan Stanley	60,700	1,949,684
		3,820,670
IT CONSULTING & OTHER SERVICES—1.0%
Cognizant Technology Solutions Corp., Cl. A*	65,700	2,539,305

LIFE & HEALTH INSURANCE—0.6%
Prudential Financial Inc.	37,500	1,696,125

LIFE SCIENCES TOOLS & SERVICES—0.9%
Thermo Fisher Scientific Inc.*	51,700	2,326,500

MANAGED HEALTH CARE—0.5%
UnitedHealth Group Inc.	52,600	1,364,970

MOVIES & ENTERTAINMENT—0.8%
Viacom Inc., Cl. B*	73,200	2,019,588

OIL & GAS DRILLING—0.7%
Transocean Ltd.*	23,233	1,949,481

OIL & GAS EQUIPMENT & SERVICES—0.8%
Schlumberger Ltd.	14,200	883,240
Weatherford International Ltd. *	67,400	1,181,522
		2,064,762

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—2.3%
Anadarko Petroleum Corp. *	40,000	$2,437,200
Chesapeake Energy Corp.	66,500	1,629,250
Nexen Inc.	84,800	1,820,656
		5,887,106
OTHER DIVERSIFIED FINANCIAL SERVICES—1.7%
Bank of America Corp.	82,000	1,195,560
JPMorgan Chase & Co.	75,700	3,161,989
		4,357,549
PACKAGED FOODS & MEATS—1.2%
General Mills Inc.	20,200	1,331,584
Kraft Foods Inc., Cl. A	64,000	1,761,280
		3,092,864
PHARMACEUTICALS—6.4%
Abbott Laboratories *	111,500	5,638,555
Allergan Inc. *	39,100	2,199,375
Johnson & Johnson	80,400	4,747,620
Pfizer Inc.	221,900	3,778,957
		16,364,507
PROPERTY & CASUALTY INSURANCE—0.6%
Travelers Cos., Inc., /The*	31,500	1,568,385

RAILROADS—1.3%
Burlington Northern Santa Fe Corp.	45,600	3,434,592

RESTAURANTS—1.9%
McDonald’s Corp.	53,100	3,112,191
Starbucks Corp. *	89,900	1,706,302
		4,818,493
SEMICONDUCTORS—3.5%
Broadcom Corp., Cl. A *	79,500	2,115,495
Intel Corp.	228,330	4,363,386
Marvell Technology Group Ltd. *	57,200	784,784
Taiwan Semiconductor Manufacturing Co., Ltd. #	190,949	1,821,654
		9,085,319
SOFT DRINKS—3.2%
Coca-Cola Co., /The	73,500	3,918,285
PepsiCo Inc.	69,100	4,184,005
		8,102,290
SPECIALIZED FINANCE—1.2%
CME Group Inc.	6,060	1,833,817
NYSE Euronext	44,800	1,158,080
		2,991,897
SYSTEMS SOFTWARE—4.0%
Microsoft Corp.	317,895	8,815,228
Oracle Corp.	64,800	1,367,280
		10,182,508
TOBACCO—2.9%
Altria Group Inc.	155,685	2,819,455

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TOBACCO—(CONT.)
Philip Morris International Inc.	98,485	$4,664,250
		7,483,705
TOTAL COMMON STOCKS
(Cost $265,656,648)		257,185,624

Total Investments
(Cost $265,656,648)(a)	100.1%	257,185,624
Liabilities in Excess of Other Assets	(0.1)	(248,524)

NET ASSETS	100.0%	$256,937,100

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2009, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $266,498,594 amounted to $9,312,970 which consisted of aggregate gross unrealized appreciation of $20,920,094 and aggregate gross unrealized depreciation of $30,233,064.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MIDCAP GROWTH FUND

Schedule of Investments‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—96.9%
AEROSPACE & DEFENSE—1.7%
BE Aerospace Inc. *	128,850	$2,284,511
Goodrich Corp.	56,600	3,076,210
		5,360,721
AIR FREIGHT & LOGISTICS—0.8%
Expeditors International of Washington Inc.	74,700	2,406,834

APPAREL RETAIL—1.9%
Abercrombie & Fitch Co., Cl. A *	45,200	1,483,464
Chico’s FAS Inc. *	159,100	1,901,245
J Crew Group Inc. *	67,900	2,768,962
		6,153,671
APPLICATION SOFTWARE—3.1%
Informatica Corp. *	144,200	3,061,366
Pegasystems Inc.	104,400	2,993,148
SolarWinds Inc. *	216,100	3,846,580
		9,901,094
ASSET MANAGEMENT & CUSTODY BANKS—3.9%
Affiliated Managers Group Inc. *	72,200	4,583,978
Cohen & Steers Inc.	71,600	1,384,028
Invesco Ltd.	190,600	4,031,190
Northern Trust Corp.	47,200	2,371,800
		12,370,996
BIOTECHNOLOGY—2.5%
Human Genome Sciences Inc. *	180,800	3,379,152
Metabolix Inc. *	256,200	2,597,868
Vertex Pharmaceuticals Inc. *	56,900	1,909,564
		7,886,584
CABLE & SATELLITE—0.4%
Sirius XM Radio Inc.*	1,981,700	1,161,276

CASINOS & GAMING—1.0%
International Game Technology	86,100	1,536,024
Las Vegas Sands Corp. *	104,100	1,570,869
		3,106,893
COAL & CONSUMABLE FUELS—0.6%
Patriot Coal Corp.*	181,800	2,054,340

COMMUNICATIONS EQUIPMENT—3.0%
Brocade Communications Systems Inc. *	606,700	5,205,486
Riverbed Technology Inc. *	76,500	1,567,485
Starent Networks Corp. *	76,200	2,570,988
		9,343,959
COMPUTER & ELECTRONICS RETAIL—1.0%
GameStop Corp., Cl. A*	132,400	3,215,996

COMPUTER HARDWARE—1.8%
Apple Inc.*	30,800	5,805,800

COMPUTER STORAGE & PERIPHERALS—2.8%
NetApp Inc. *	177,700	4,806,785

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—(CONT.)
Seagate Technology	278,200	$3,880,890
		8,687,675
DATA PROCESSING & OUTSOURCED SERVICES—1.6%
Alliance Data Systems Corp. *	50,800	2,792,984
Echo Global Logistics Inc. *	174,400	2,275,920
		5,068,904
DEPARTMENT STORES—0.8%
Nordstrom Inc.	50,800	1,614,424
Saks Inc. *	146,900	824,109
		2,438,533
DISTILLERS & VINTNERS—1.0%
Constellation Brands Inc., Cl. A*	199,100	3,149,762

DIVERSIFIED CHEMICALS—0.5%
Huntsman Corp.	197,300	1,568,535

EDUCATION SERVICES—1.0%
ITT Educational Services Inc.*	34,900	3,153,215

ELECTRICAL COMPONENTS & EQUIPMENT—1.9%
AMETEK Inc. *	95,000	3,314,550
General Cable Corp. *	85,100	2,650,014
		5,964,564
FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Mosaic Co., /The	34,500	1,612,185

FOOD RETAIL—1.2%
Whole Foods Market Inc.*	118,200	3,789,492

GOLD—1.8%
Yamana Gold Inc.	511,400	5,446,410

HEALTH CARE EQUIPMENT—4.7%
Edwards Lifesciences Corp. *	23,700	1,823,478
Gen-Probe Inc. *	30,700	1,280,804
Insulet Corp. *	270,500	3,002,550
Intuitive Surgical Inc. *	5,300	1,305,655
NuVasive Inc. *	47,200	1,712,888
Select Medical Holdings Corp. *	575,200	5,579,440
		14,704,815
HEALTH CARE FACILITIES—1.3%
Universal Health Services Inc., Cl. B	53,000	2,949,450
VCA Antech Inc. *	49,700	1,183,854
		4,133,304
HEALTH CARE SERVICES—1.1%
Express Scripts Inc.*	42,200	3,372,624

HEALTH CARE SUPPLIES—0.3%
AGA Medical Holdings Inc.*	71,400	954,618

HOME ENTERTAINMENT SOFTWARE—2.5%
Activision Blizzard Inc. *	206,600	2,237,478

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOME ENTERTAINMENT SOFTWARE—(CONT.)
Nintendo Co., Ltd. #	178,940	$5,620,506
		7,857,984
HOME FURNISHING RETAIL—0.5%
Williams-Sonoma, Inc.	82,900	1,556,862

HOMEBUILDING—0.9%
KB Home	207,600	2,943,768

HOUSEHOLD PRODUCTS—0.6%
Energizer Holdings Inc.*	34,600	2,106,102

INDUSTRIAL MACHINERY—1.4%
SPX Corp.	84,800	4,475,744

INTERNET RETAIL—3.3%
Expedia Inc. *	239,400	5,427,198
NetFlix Inc. *	59,100	3,158,895
Shutterfly Inc. *	118,000	1,663,800
		10,249,893
INTERNET SOFTWARE & SERVICES—3.5%
Akamai Technologies Inc. *	78,200	1,720,400
eBay Inc. *	235,000	5,233,450
GSI Commerce Inc. *	104,000	1,972,880
OpenTable Inc. *	81,200	2,002,392
		10,929,122
INVESTMENT BANKING & BROKERAGE—0.8%
Lazard Ltd., Cl. A	68,900	2,600,975

IT CONSULTING & OTHER SERVICES—1.7%
Cognizant Technology Solutions Corp., Cl. A*	141,100	5,453,515

LEISURE PRODUCTS—0.6%
Coach Inc.	35,900	1,183,623
Phillips-Van Heusen Corp.	19,700	790,955
		1,974,578
LIFE & HEALTH INSURANCE—1.3%
Lincoln National Corp.	166,100	3,958,163

LIFE SCIENCES TOOLS & SERVICES—2.5%
Charles River Laboratories International Inc. *	79,300	2,896,036
ICON PLC #*	101,900	2,516,930
Illumina Inc. *	40,600	1,303,260
Life Technologies Corp. *	27,900	1,316,043
		8,032,269
MANAGED HEALTH CARE—0.5%
Health Net Inc.*	101,200	1,508,892

MULTI-LINE INSURANCE—0.7%
Genworth Financial Inc., Cl. A*	215,000	2,283,300

OIL & GAS EQUIPMENT & SERVICES—2.5%
Baker Hughes Inc. *	76,800	3,230,976
National Oilwell Varco Inc. *	73,575	3,015,839

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EQUIPMENT & SERVICES—(CONT.)
Weatherford International Ltd. *	85,300	$1,495,309
		7,742,124
OIL & GAS EXPLORATION & PRODUCTION—3.7%
Concho Resources Inc. *	59,400	2,263,734
Nexen Inc.	210,700	4,523,729
Plains Exploration & Production Co. *	103,400	2,740,100
Quicksilver Resources Inc. *	180,500	2,202,100
		11,729,663
OTHER DIVERSIFIED FINANCIAL SERVICES—1.3%
BM&F Bovespa SA	612,927	4,003,878

PERSONAL PRODUCTS—1.0%
Avon Products Inc.	97,400	3,121,670

PHARMACEUTICALS—3.5%
Auxilium Pharmaceuticals Inc. *	75,100	2,362,646
Medicis Pharmaceutical Corp., Cl. A	148,100	3,135,277
Mylan Inc. *	149,200	2,423,008
Optimer Pharmaceuticals Inc. *	265,000	3,063,400
		10,984,331
PROPERTY & CASUALTY INSURANCE—0.5%
Chubb Corp.	32,800	1,591,456

RESEARCH & CONSULTING SERVICES—1.2%
FTI Consulting Inc.*	90,900	3,709,629

RESTAURANTS—2.7%
Cheesecake Factory Inc., /The *	93,200	1,694,376
McCormick & Schmick’s Seafood Restaurants Inc. *	205,100	1,234,702
PF Chang’s China Bistro Inc. *	69,000	2,014,110
Starbucks Corp. *	186,000	3,530,280
		8,473,468
SECURITY & ALARM SERVICES—1.1%
Geo Group Inc., /The*	163,173	3,451,109

SEMICONDUCTOR EQUIPMENT—0.9%
Lam Research Corp.*	79,900	2,694,228

SEMICONDUCTORS—9.9%
Atheros Communications Inc. *	161,365	3,972,806
Avago Technologies Ltd. *	265,200	3,978,000
Broadcom Corp., Cl. A *	152,200	4,050,042
Marvell Technology Group Ltd. *	400,000	5,488,000
Mellanox Technologies Ltd. *	145,000	2,530,250
Monolithic Power Systems Inc. *	132,800	2,654,672
Netlogic Microsystems Inc. *	19,700	748,797
ON Semiconductor Corp. *	258,600	1,730,034
Skyworks Solutions Inc. *	571,300	5,958,659
		31,111,260
SOFT DRINKS—0.6%
Hansen Natural Corp.*	49,800	1,800,270

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED FINANCE—1.5%
IntercontinentalExchange Inc. *	32,100	$3,216,099
NYSE Euronext	57,400	1,483,790
		4,699,889
STEEL—1.5%
Cliffs Natural Resources Inc.	135,200	4,809,064

SYSTEMS SOFTWARE—1.1%
Red Hat Inc.*	131,800	3,401,758

THRIFTS & MORTGAGE FINANCE—0.9%
People’s United Financial Inc.	164,300	2,633,729
TOTAL COMMON STOCKS (Cost $306,752,407)		304,701,493

PRINCIPAL
AMOUNT
CONVERTIBLE CORPORATE BONDS—2.0%
CORPORATE BOND - DOMESTIC—2.0%
WIRELESS TELECOMMUNICATION SERVICES—2.0%
SBA Communications Corp., 4.00%, 10/1/14(L2)(a) (Cost $6,175,385)	5,487,000	6,385,496

	CONTRACTS
PURCHASED OPTIONS—0.9%
PUT OPTIONS—0.9%
Human Genome / November 2009 /$18	900	402,300
Russell 2000 / November 2009 / $610	448	2,266,880
TOTAL PURCHASED OPTIONS (Cost $1,094,284)		2,669,180

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS—1.6%
TIME DEPOSITS—1.6%
Wells Fargo Grand Cayman, 0.03%, 11/02/09 (Cost $5,114,186)	5,114,186	5,114,186

Total Investments (Cost $319,136,262)(b)	101.4%	318,870,355
Liabilities in Excess of Other Assets	(1.4)	(4,433,636)

NET ASSETS	100.0%	$314,436,719

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 2.0%, of the net assets of the Fund.

(b)

At October 31, 2009, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $326,162,329 amounted to $7,291,974 which consisted of aggregate gross unrealized appreciation of $24,181,538 and aggregate gross unrealized depreciation of $31,473,512.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMIDCAP GROWTH FUND

Schedule of Investments‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—95.2%
ADVERTISING—0.4%
Lamar Advertising Co., Cl. A*	107,250	$2,606,175

AEROSPACE & DEFENSE—0.9%
BE Aerospace Inc.*	296,200	5,251,626

AIRLINES—0.4%
Airtran Holdings Inc.*	646,430	2,734,399

APPAREL RETAIL—4.3%
Aeropostale Inc. *	145,600	5,464,368
American Eagle Outfitters Inc. *	252,650	4,418,849
AnnTaylor Stores Corp. *	202,600	2,627,722
Coldwater Creek Inc. *	505,450	2,906,337
J Crew Group Inc. *	142,450	5,809,111
Urban Outfitters Inc. *	142,600	4,474,788
		25,701,175
APPLICATION SOFTWARE—6.2%
Ansys Inc. *	163,125	6,619,613
Concur Technologies Inc. *	118,000	4,205,520
Informatica Corp. *	304,650	6,467,719
Nice Systems Ltd. #*	198,900	6,159,933
Solera Holdings Inc.	205,356	6,616,570
Taleo Corp., Cl. A *	329,200	7,156,808
		37,226,163
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Affiliated Managers Group Inc.*	110,862	7,038,628

AUTO PARTS & EQUIPMENT—0.2%
Dana Holding Corp.*	237,300	1,343,118

BIOTECHNOLOGY—4.1%
Alexion Pharmaceuticals Inc. *	135,950	6,037,540
Cephalon Inc. *	45,450	2,480,661
Human Genome Sciences Inc. *	177,350	3,314,671
OSI Pharmaceuticals Inc. *	111,750	3,600,585
Savient Pharmaceuticals Inc. *	398,620	5,022,612
Seattle Genetics Inc. *	214,350	1,946,298
United Therapeutics Corp. *	51,700	2,199,318
		24,601,685
BROADCASTING & CABLE TV—0.7%
Discovery Communications Inc.*	162,300	4,463,250

CASINOS & GAMING—0.8%
Bally Technologies Inc.*	124,750	4,913,903

COMMUNICATIONS EQUIPMENT—2.8%
Brocade Communications Systems Inc. *	791,400	6,790,212
Polycom Inc. *	118,750	2,549,563
Starent Networks Corp. *	213,350	7,198,429
		16,538,204
COMPUTER STORAGE & PERIPHERALS—0.8%
Seagate Technology	354,550	4,945,973

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & ENGINEERING—1.4%
Aecom Technology Corp. *	161,590	$4,078,532
URS Corp. *	110,550	4,295,973
		8,374,505
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.6%
Bucyrus International Inc.	76,850	3,413,677

DATA PROCESSING & OUTSOURCED SERVICES—2.7%
Affiliated Computer Services Inc., Cl. A *	58,400	3,042,056
TeleTech Holdings Inc. *	305,750	5,469,868
VeriFone Holdings Inc. *	209,000	2,779,700
Wright Express Corp. *	184,750	5,156,372
		16,447,996
DISTILLERS & VINTNERS—0.9%
Central European Distribution Corp.*	166,600	5,182,926

DISTRIBUTORS—1.1%
LKQ Corp.*	369,000	6,372,630

EDUCATION SERVICES—1.3%
Corinthian Colleges Inc. *	183,350	2,907,931
ITT Educational Services Inc. *	51,800	4,680,130
		7,588,061
ELECTRIC UTILITIES—0.9%
ITC Holdings Corp.	128,800	5,721,296

ELECTRICAL COMPONENTS & EQUIPMENT—3.2%
AMETEK Inc.	165,750	5,783,018
Roper Industries Inc.	98,950	5,001,922
SunPower Corp., Cl. B *	79,100	1,713,306
Woodward Governor Co.	294,450	6,922,519
		19,420,765
ENVIRONMENTAL & FACILITIES SERVICES—1.5%
Tetra Tech Inc. *	96,200	2,475,226
Waste Connections Inc. *	215,850	6,784,166
		9,259,392
FOREST PRODUCTS—0.4%
Louisiana-Pacific Corp.*	477,050	2,504,512

GENERAL MERCHANDISE STORES—0.7%
Dollar Tree Inc.*	93,470	4,218,301

GOLD—0.1%
Gammon Gold Inc.*	35,800	291,412

HEALTH CARE EQUIPMENT—4.2%
Masimo Corp. *	107,550	2,857,604
NuVasive Inc. *	156,850	5,692,086
Select Medical Holdings Corp. *	532,600	5,166,220
Sirona Dental Systems Inc. *	187,400	5,042,934
Thoratec Corp. *	239,400	6,286,644
		25,045,488

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—1.8%
Community Health Systems Inc. *	193,800	$6,062,064
VCA Antech Inc. *	210,800	5,021,256
		11,083,320
HEALTH CARE SERVICES—0.8%
IPC The Hospitalist Co., Inc.*	160,826	4,873,028

HEALTH CARE SUPPLIES—1.3%
Inverness Medical Innovations Inc.*	200,000	7,602,000

HOME FURNISHING RETAIL—0.2%
Williams-Sonoma, Inc.	74,550	1,400,049

HOTELS RESORTS & CRUISE LINES—0.9%
Choice Hotels International Inc.	86,100	2,567,502
Gaylord Entertainment Co. *	167,800	2,522,034
		5,089,536
HOUSEHOLD PRODUCTS—0.9%
Church & Dwight Co., Inc.	99,400	5,653,872

HOUSEWARES & SPECIALTIES—1.2%
Tupperware Brands Corp.	156,900	7,063,638

INDUSTRIAL GASES—0.7%
Airgas Inc.*	89,650	3,976,874

INDUSTRIAL MACHINERY—2.2%
Clarcor Inc.	107,000	3,149,010
Pall Corp.	196,650	6,241,671
SPX Corp.	69,650	3,676,127
		13,066,808
INTERNET RETAIL—1.4%
Expedia Inc. *	255,250	5,786,518
NetFlix Inc. *	53,600	2,864,920
		8,651,438
INTERNET SOFTWARE & SERVICES—3.1%
GSI Commerce Inc. *	369,700	7,013,209
OpenTable Inc. *	90,800	2,239,128
SkillSoft PLC #*	160,700	1,539,506
VistaPrint Ltd. *	150,250	7,670,262
		18,462,105
INVESTMENT BANKING & BROKERAGE—1.4%
Knight Capital Group Inc. *	175,400	2,955,490
Lazard Ltd., Cl. A	153,300	5,787,075
		8,742,565
LEISURE FACILITIES—0.8%
Life Time Fitness Inc.*	217,400	4,684,970

LEISURE PRODUCTS—0.4%
Phillips-Van Heusen Corp.	57,550	2,310,632

LIFE & HEALTH INSURANCE—1.1%
Lincoln National Corp.	270,117	6,436,888

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—3.0%
Bruker Corp. *	316,550	$3,431,402
ICON PLC #*	183,100	4,522,570
Illumina Inc. *	140,100	4,497,210
Parexel International Corp. *	457,150	5,723,518
		18,174,700
MANAGED HEALTH CARE—0.7%
Amerigroup Corp.*	190,950	4,210,447

METAL & GLASS CONTAINERS—0.8%
Silgan Holdings Inc.	87,750	4,716,562

MULTI-LINE INSURANCE—1.0%
Genworth Financial Inc., Cl. A*	566,750	6,018,885

OIL & GAS EQUIPMENT & SERVICES—1.3%
Acergy SA #	384,150	4,755,777
Cal Dive International Inc. *	399,750	3,070,080
		7,825,857
OIL & GAS EXPLORATION & PRODUCTION—2.6%
Concho Resources Inc. *	154,900	5,903,239
Plains Exploration & Production Co. *	164,400	4,356,600
Quicksilver Resources Inc. *	348,400	4,250,480
Whitinig Petroleum Corp. *	26,150	1,474,860
		15,985,179
OIL & GAS REFINING & MARKETING—0.4%
Sunoco Inc.	76,200	2,346,960

PACKAGED FOODS & MEATS—1.5%
Hain Celestial Group Inc. *	250,700	4,397,278
Ralcorp Holdings Inc. *	81,850	4,395,345
		8,792,623
PHARMACEUTICALS—4.6%
Auxilium Pharmaceuticals Inc. *	198,850	6,255,821
Medicis Pharmaceutical Corp., Cl. A	302,200	6,397,574
Mylan Inc. *	398,190	6,466,606
Optimer Pharmaceuticals Inc. *	420,050	4,855,778
Perrigo Co.	96,850	3,601,851
		27,577,630
RAILROADS—0.7%
Genesee & Wyoming Inc., Cl. A*	149,400	4,334,094

REINSURANCE—0.5%
Platinum Underwriters Holdings Ltd.	87,800	3,140,606

RESEARCH & CONSULTING SERVICES—2.6%
FTI Consulting Inc. *	127,500	5,203,275
ICF International Inc. *	196,150	5,619,697
IHS Inc., Cl. A *	95,850	4,961,196
		15,784,168
RESTAURANTS—0.6%
Darden Restaurants Inc.	122,150	3,702,366

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RETAIL REITS—0.5%
Macerich Co., /The	103,450	$3,082,810

SECURITY & ALARM SERVICES—1.1%
Geo Group Inc., /The*	305,500	6,461,325

SEMICONDUCTOR EQUIPMENT—0.4%
Novellus Systems Inc.*	115,200	2,370,816

SEMICONDUCTORS—6.6%
Atheros Communications Inc. *	277,800	6,839,436
Avago Technologies Ltd. *	282,050	4,230,750
Mellanox Technologies Ltd. *	319,255	5,571,000
Microsemi Corp. *	189,900	2,527,569
Monolithic Power Systems Inc. *	259,900	5,195,401
Netlogic Microsystems Inc. *	137,750	5,235,878
ON Semiconductor Corp. *	711,850	4,762,276
Skyworks Solutions Inc. *	532,600	5,555,018
		39,917,328
SPECIALIZED REITS—0.7%
Host Hotels & Resorts Inc.	417,600	4,221,936

SPECIALTY CHEMICALS—0.5%
Nalco Holding Co.	149,000	3,151,350

STEEL—0.8%
Cliffs Natural Resources Inc.	140,650	5,002,921

SYSTEMS SOFTWARE—1.1%
Red Hat Inc.*	264,900	6,837,069

THRIFTS & MORTGAGE FINANCE—2.0%
Brookline Bancorp Inc.	334,450	3,274,266
Ocwen Financial Corp. *	312,400	3,414,532
People’s United Financial Inc.	328,000	5,257,840
		11,946,638
WIRELESS TELECOMMUNICATION SERVICES—1.2%
SBA Communications Corp.*	263,500	7,433,335
TOTAL COMMON STOCKS (Cost $562,607,007)		573,338,588

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS—3.8%
TIME DEPOSITS—3.8%
Wells Fargo Grand Cayman, 0.03%, 11/02/09 (Cost $22,786,103)	22,786,103	22,786,103

Total Investments (Cost $585,393,110)(a)	99.0%	596,124,691
Other Assets in Excess of Liabilities	1.0	5,769,622

NET ASSETS	100.0%	$601,894,313

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2009, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $587,105,269 amounted to $9,019,422 which consisted of aggregate gross unrealized appreciation of $64,615,420 and aggregate gross unrealized depreciation of $55,595,998.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALLCAP GROWTH FUND

Schedule of Investments‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—96.9%
AEROSPACE & DEFENSE—2.1%
BE Aerospace Inc. *	178,145	$3,158,511
Esterline Technologies Corp. *	89,120	3,752,843
		6,911,354
AIRLINES—0.5%
Airtran Holdings Inc.*	376,545	1,592,785

APPAREL RETAIL—4.3%
Aeropostale Inc. *	61,600	2,311,848
AnnTaylor Stores Corp. *	148,200	1,922,154
Chico’s FAS Inc. *	204,000	2,437,800
Childrens Place Retail Stores Inc., /The *	76,400	2,402,780
Coldwater Creek Inc. *	271,200	1,559,400
J Crew Group Inc. *	77,900	3,176,762
		13,810,744
APPLICATION SOFTWARE—8.6%
Ansys Inc. *	92,695	3,761,563
Concur Technologies Inc. *	68,795	2,451,854
Informatica Corp. *	171,100	3,632,453
Nice Systems Ltd. #*	105,325	3,261,915
Pegasystems Inc.	120,500	3,454,735
SolarWinds Inc. *	142,400	2,534,720
Solera Holdings Inc.	128,445	4,138,498
Taleo Corp., Cl. A *	131,900	2,867,506
VanceInfo Technologies Inc. #*	117,000	1,766,700
		27,869,944
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Cohen & Steers Inc.	83,200	1,608,256

AUTO PARTS & EQUIPMENT—0.2%
Dana Holding Corp.*	130,600	739,196

BIOTECHNOLOGY—2.9%
Human Genome Sciences Inc. *	96,900	1,811,061
OSI Pharmaceuticals Inc. *	74,200	2,390,724
Savient Pharmaceuticals Inc. *	220,100	2,773,260
Seattle Genetics Inc. *	135,100	1,226,708
United Therapeutics Corp. *	27,920	1,187,717
		9,389,470
CASINOS & GAMING—2.0%
Penn National Gaming Inc. *	125,700	3,158,841
WMS Industries Inc. *	81,700	3,266,366
		6,425,207
COAL & CONSUMABLE FUELS—0.7%
Patriot Coal Corp.*	192,100	2,170,730

COMMUNICATIONS EQUIPMENT—3.9%
Aruba Networks Inc. *	112,100	876,622
Brocade Communications Systems Inc. *	428,500	3,676,530
F5 Networks Inc. *	66,400	2,980,696
Finisar Corp. *	141,000	1,050,450

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Polycom Inc. *	66,175	$1,420,777
Starent Networks Corp. *	81,500	2,749,810
		12,754,885
COMPUTER STORAGE & PERIPHERALS—0.4%
QLogic Corp.*	78,700	1,380,398

CONSTRUCTION & ENGINEERING—0.8%
Aecom Technology Corp.*	97,995	2,473,394

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Bucyrus International Inc.	56,500	2,509,730

DATA PROCESSING & OUTSOURCED SERVICES—2.2%
TeleTech Holdings Inc. *	130,300	2,331,067
VeriFone Holdings Inc. *	115,645	1,538,079
Wright Express Corp. *	121,175	3,381,994
		7,251,140
DISTILLERS & VINTNERS—0.8%
Central European Distribution Corp.*	86,146	2,680,002

DISTRIBUTORS—0.9%
LKQ Corp.*	170,470	2,944,017

DIVERSIFIED CHEMICALS—0.7%
Huntsman Corp.	271,800	2,160,810

EDUCATION SERVICES—1.3%
American Public Education Inc. *	85,500	2,727,450
Corinthian Colleges Inc. *	96,400	1,528,904
		4,256,354
ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	79,600	3,535,832

ELECTRICAL COMPONENTS & EQUIPMENT—1.4%
SunPower Corp., Cl. B *	41,100	890,226
Woodward Governor Co.	160,400	3,771,004
		4,661,230
ENVIRONMENTAL & FACILITIES SERVICES—1.8%
Tetra Tech Inc. *	66,000	1,698,180
Waste Connections Inc. *	132,400	4,161,332
		5,859,512
FOREST PRODUCTS—0.5%
Louisiana-Pacific Corp.*	316,700	1,662,675

GOLD—0.2%
Gammon Gold Inc.*	86,000	700,040

HEALTH CARE DISTRIBUTORS—1.8%
Owens & Minor Inc.	81,700	3,340,713
PharMerica Corp. *	176,400	2,721,852
		6,062,565
HEALTH CARE EQUIPMENT—6.3%
Cyberonics Inc. *	76,700	1,109,082

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—(CONT.)
Insulet Corp. *	201,600	$2,237,760
MAKO Surgical Corp. *	187,600	1,697,780
Masimo Corp. *	51,600	1,371,012
NuVasive Inc. *	81,300	2,950,377
Select Medical Holdings Corp. *	296,400	2,875,080
Sirona Dental Systems Inc. *	119,300	3,210,363
Thoratec Corp. *	127,028	3,335,755
Wright Medical Group Inc. *	115,600	1,878,500
		20,665,709
HEALTH CARE FACILITIES—0.7%
LifePoint Hospitals Inc.*	77,800	2,204,074

HEALTH CARE SERVICES—1.2%
Gentiva Health Services Inc.*	163,700	3,928,800

HEALTH CARE SUPPLIES—1.5%
AGA Medical Holdings Inc. *	74,200	992,054
Inverness Medical Innovations Inc. *	99,650	3,787,697
		4,779,751
HEALTH CARE TECHNOLOGY—0.9%
Medidata Solutions Inc.*	181,700	2,870,860

HOME FURNISHING RETAIL—0.7%
Williams-Sonoma, Inc.	124,900	2,345,622

HOTELS RESORTS & CRUISE LINES—2.0%
Choice Hotels International Inc.	79,000	2,355,780
Gaylord Entertainment Co. *	142,700	2,144,781
Interval Leisure Group *	181,700	2,027,772
		6,528,333
HOUSEWARES & SPECIALTIES—1.2%
Tupperware Brands Corp.	86,800	3,907,736

INDUSTRIAL MACHINERY—2.4%
Actuant Corp., Cl. A	155,840	2,432,662
Clarcor Inc.	81,700	2,404,431
RBC Bearings Inc. *	144,600	3,110,346
		7,947,439
INTERNET RETAIL—0.6%
Shutterfly Inc.*	133,100	1,876,710

INTERNET SOFTWARE & SERVICES—4.9%
GSI Commerce Inc. *	206,649	3,920,132
LogMeIn, Inc. *	96,400	1,937,640
OpenTable Inc. *	63,200	1,558,512
SkillSoft PLC #*	436,600	4,182,628
VistaPrint Ltd. *	82,200	4,196,310
		15,795,222
INVESTMENT BANKING & BROKERAGE—1.5%
Knight Capital Group Inc. *	96,400	1,624,340
Lazard Ltd., Cl. A	85,700	3,235,175
		4,859,515

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE FACILITIES—0.7%
Life Time Fitness Inc.*	103,275	$2,225,576

LEISURE PRODUCTS—1.0%
Fossil Inc. *	60,000	1,603,800
Liz Claiborne Inc.	171,700	985,558
Phillips-Van Heusen Corp.	18,800	754,820
		3,344,178
LIFE SCIENCES TOOLS & SERVICES—2.5%
Bruker Corp. *	261,100	2,830,324
ICON PLC #*	85,600	2,114,320
Parexel International Corp. *	245,408	3,072,508
		8,017,152
MANAGED HEALTH CARE—0.9%
Amerigroup Corp.*	141,100	3,111,255

MARINE—0.4%
Genco Shipping & Trading Ltd.	57,800	1,149,642

METAL & GLASS CONTAINERS—0.7%
Silgan Holdings Inc.	41,185	2,213,694

OFFICE SERVICES & SUPPLIES—0.3%
SYKES Enterprises Inc.*	36,300	861,762

OIL & GAS EQUIPMENT & SERVICES—1.3%
Acergy SA #*	196,600	2,433,908
Dril-Quip Inc. *	39,920	1,939,713
		4,373,621
OIL & GAS EXPLORATION & PRODUCTION—2.3%
Concho Resources Inc. *	80,371	3,062,939
Kodiak Oil & Gas Corp. *	476,000	1,147,160
Mariner Energy Inc. *	125,759	1,602,169
Quicksilver Resources Inc. *	146,300	1,784,860
		7,597,128
PACKAGED FOODS & MEATS—1.7%
Flowers Foods Inc.	135,100	3,155,936
Hain Celestial Group Inc. *	139,420	2,445,427
		5,601,363
PHARMACEUTICALS—3.8%
Auxilium Pharmaceuticals Inc. *	123,100	3,872,726
Eurand NV *	123,600	1,633,992
Medicis Pharmaceutical Corp., Cl. A	173,800	3,679,346
Optimer Pharmaceuticals Inc. *	269,700	3,117,732
		12,303,796
RAILROADS—0.7%
Genesee & Wyoming Inc., Cl. A*	82,700	2,399,127

REGIONAL BANKS—1.1%
Boston Private Financial Holdings Inc.	214,600	1,276,870
Columbia Banking System Inc.	100,800	1,481,760

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REGIONAL BANKS—(CONT.)
Western Alliance Bancorp *	180,100	$783,435
		3,542,065
REINSURANCE—0.6%
Platinum Underwriters Holdings Ltd.	60,000	2,146,200

RESEARCH & CONSULTING SERVICES—1.5%
FTI Consulting Inc. *	74,900	3,056,669
Resources Connection Inc. *	104,000	1,796,080
		4,852,749
RESTAURANTS—1.0%
Cheesecake Factory Inc., /The *	108,600	1,974,348
McCormick & Schmick’s Seafood Restaurants Inc. *	201,635	1,213,843
		3,188,191
SECURITY & ALARM SERVICES—1.1%
Geo Group Inc., /The*	174,870	3,698,501

SEMICONDUCTOR EQUIPMENT—0.4%
Novellus Systems Inc.*	62,900	1,294,482

SEMICONDUCTORS—6.2%
Atheros Communications Inc. *	150,025	3,693,616
Mellanox Technologies Ltd. *	172,461	3,009,444
Microsemi Corp. *	145,700	1,939,267
Monolithic Power Systems Inc. *	142,700	2,852,573
Netlogic Microsystems Inc. *	86,200	3,276,462
ON Semiconductor Corp. *	366,770	2,453,691
Skyworks Solutions Inc. *	285,300	2,975,679
		20,200,732
SPECIALTY CHEMICALS—0.5%
Nalco Holding Co.	81,500	1,723,725

THRIFTS & MORTGAGE FINANCE—1.4%
Brookline Bancorp Inc.	246,100	2,409,319
Ocwen Financial Corp. *	185,900	2,031,887
		4,441,206
TRUCKING—0.4%
Dollar Thrifty Automotive Group Inc.*	66,400	1,229,064

WIRELESS TELECOMMUNICATION SERVICES—2.1%
SBA Communications Corp. *	139,876	3,945,902
Syniverse Holdings Inc. *	162,400	2,781,912
		6,727,814
TOTAL COMMON STOCKS (Cost $326,827,990)		315,363,064

	PRINCIPAL
	AMOUNT	VALUE
SHORT-TERM INVESTMENTS—3.0%
TIME DEPOSITS—3.0%
Wells Fargo Grand Cayman, 0.03%, 11/02/09 (Cost $9,669,013)	$9,669,013	$9,669,013

Total Investments (Cost $336,497,003)(a)	99.9%	325,032,077
Other Assets in Excess of Liabilities	0.1	190,570

NET ASSETS	100.0%	$325,222,647

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2009, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $337,391,120 amounted to $12,359,043 which consisted of aggregate gross unrealized appreciation of $30,991,813 and aggregate gross unrealized depreciation of $43,350,856.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH OPPORTUNITIES FUND

Schedule of Investments‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—95.7%
AEROSPACE & DEFENSE—1.4%
BE Aerospace Inc. *	3,635	$64,449
Esterline Technologies Corp. *	1,440	60,638
		125,087
APPAREL RETAIL—2.6%
AnnTaylor Stores Corp. *	3,830	49,675
Chico’s FAS Inc. *	4,340	51,863
Childrens Place Retail Stores Inc., /The *	2,075	65,259
Coldwater Creek Inc. *	9,470	54,452
		221,249
APPLICATION SOFTWARE—8.7%
Ansys Inc. *	1,930	78,319
Concur Technologies Inc. *	1,610	57,381
Informatica Corp. *	5,245	111,351
Nice Systems Ltd. #*	2,665	82,535
Pegasystems Inc.	3,175	91,027
SolarWinds Inc. *	3,375	60,075
Solera Holdings Inc.	2,845	91,666
Taleo Corp., Cl. A *	4,800	104,352
VanceInfo Technologies Inc. #*	4,860	73,386
		750,092
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Affiliated Managers Group Inc.*	1,255	79,680

BIOTECHNOLOGY—3.0%
Alexion Pharmaceuticals Inc. *	1,895	84,157
Arqule Inc. *	10,640	35,644
Human Genome Sciences Inc. *	2,600	48,594
Savient Pharmaceuticals Inc. *	4,390	55,314
United Therapeutics Corp. *	900	38,286
		261,995
BROADCASTING & CABLE TV—0.8%
Discovery Communications Inc.*	2,595	71,362

CASINOS & GAMING—1.5%
Penn National Gaming Inc. *	2,885	72,500
WMS Industries Inc. *	1,430	57,171
		129,671
COMMUNICATIONS EQUIPMENT—3.5%
Aruba Networks Inc. *	5,245	41,016
Brocade Communications Systems Inc. *	11,345	97,340
Finisar Corp. *	5,385	40,119
Polycom Inc. *	1,660	35,640
Starent Networks Corp. *	2,480	83,675
		297,790
CONSTRUCTION & ENGINEERING—1.4%
Aecom Technology Corp. *	2,805	70,798
URS Corp. *	1,375	53,433
		124,231

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
Bucyrus International Inc.	975	$43,310

DATA PROCESSING & OUTSOURCED SERVICES—3.3%
Affiliated Computer Services Inc., Cl. A *	1,140	59,383
Echo Global Logistics Inc. *	2,880	37,584
TeleTech Holdings Inc. *	4,625	82,741
VeriFone Holdings Inc. *	3,145	41,829
Wright Express Corp. *	2,230	62,239
		283,776
DISTILLERS & VINTNERS—0.9%
Central European Distribution Corp.*	2,390	74,353

DISTRIBUTORS—0.9%
LKQ Corp.*	4,450	76,852

DIVERSIFIED CHEMICALS—0.4%
Huntsman Corp.	3,830	30,449

EDUCATION SERVICES—1.2%
Corinthian Colleges Inc. *	2,570	40,760
ITT Educational Services Inc. *	680	61,438
		102,198
ELECTRIC UTILITIES—0.8%
ITC Holdings Corp.	1,610	71,516

ELECTRICAL COMPONENTS & EQUIPMENT—2.0%
AMETEK Inc.	2,040	71,176
SunPower Corp., Cl. B *	540	11,696
Woodward Governor Co.	3,640	85,576
		168,448
ENVIRONMENTAL & FACILITIES SERVICES—0.9%
Waste Connections Inc.*	2,415	75,903

FOREST PRODUCTS—0.3%
Louisiana-Pacific Corp.*	5,090	26,722

GENERAL MERCHANDISE STORES—0.8%
Dollar Tree Inc.*	1,490	67,244

GOLD—0.1%
Gammon Gold Inc.*	845	6,878

HEALTH CARE DISTRIBUTORS—0.9%
PharMerica Corp.*	4,820	74,373

HEALTH CARE EQUIPMENT—5.6%
Insulet Corp. *	6,650	73,815
MAKO Surgical Corp. *	8,325	75,341
NuVasive Inc. *	2,155	78,205
Select Medical Holdings Corp. *	7,595	73,672
Sirona Dental Systems Inc. *	2,470	66,468
Thoratec Corp. *	2,625	68,932
Wright Medical Group Inc. *	2,515	40,869
		477,302

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—1.7%
Community Health Systems Inc. *	2,700	$84,456
VCA Antech Inc. *	2,495	59,431
		143,887
HEALTH CARE SERVICES—2.0%
Gentiva Health Services Inc. *	3,665	87,960
IPC The Hospitalist Co., Inc. *	2,715	82,264
		170,224
HEALTH CARE SUPPLIES—1.3%
AGA Medical Holdings Inc. *	1,930	25,804
Inverness Medical Innovations Inc. *	2,365	89,894
		115,698
HEALTH CARE TECHNOLOGY—0.9%
Medidata Solutions Inc.*	4,980	78,684

HOTELS RESORTS & CRUISE LINES—1.2%
Choice Hotels International Inc.	1,415	42,195
Interval Leisure Group *	5,790	64,617
		106,812
HOUSEHOLD PRODUCTS—0.7%
Church & Dwight Co., Inc.	1,150	65,412

INDUSTRIAL GASES—0.6%
Airgas Inc.	1,105	49,018

INDUSTRIAL MACHINERY—2.3%
Clarcor Inc.	1,440	42,379
RBC Bearings Inc. *	3,150	67,756
SmartHeat Inc. *	3,005	26,865
SPX Corp.	1,155	60,961
		197,961
INTERNET RETAIL—1.9%
Expedia Inc. *	4,455	100,995
Shutterfly Inc. *	4,235	59,713
		160,708
INTERNET SOFTWARE & SERVICES—5.0%
GSI Commerce Inc. *	5,970	113,251
LogMeIn, Inc. *	2,295	46,130
OpenTable Inc. *	2,425	59,800
SkillSoft PLC #*	8,890	85,166
VistaPrint Ltd. *	2,365	120,733
		425,080
INVESTMENT BANKING & BROKERAGE—1.3%
Investment Technology Group Inc. *	1,645	35,483
Lazard Ltd., Cl. A	2,115	79,841
		115,324
LEISURE FACILITIES—0.6%
Life Time Fitness Inc.*	2,370	51,074

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE PRODUCTS—0.5%
Phillips-Van Heusen Corp.	1,165	$46,775

LIFE SCIENCES TOOLS & SERVICES—2.5%
ICON PLC #*	3,700	91,390
Illumina Inc. *	1,845	59,224
Parexel International Corp. *	5,115	64,040
		214,654
MANAGED HEALTH CARE—0.7%
Amerigroup Corp.*	2,675	58,984

MARINE—0.2%
Genco Shipping & Trading Ltd.	880	17,503

METAL & GLASS CONTAINERS—0.9%
Silgan Holdings Inc.	1,470	79,012

MULTI-LINE INSURANCE—1.0%
Genworth Financial Inc., Cl. A*	8,235	87,456

OFFICE REITS—0.6%
Mack-Cali Realty Corp.	1,635	50,603

OIL & GAS EQUIPMENT & SERVICES—1.6%
Acergy SA #	4,690	58,062
Dril-Quip Inc. *	1,745	84,790
		142,852
OIL & GAS EXPLORATION & PRODUCTION—3.2%
Concho Resources Inc. *	2,590	98,705
Kodiak Oil & Gas Corp. *	12,300	29,643
Plains Exploration & Production Co. *	3,030	80,295
Quicksilver Resources Inc. *	5,165	63,013
		271,656
PACKAGED FOODS & MEATS—1.5%
Flowers Foods Inc.	2,900	67,744
Hain Celestial Group Inc. *	3,440	60,337
		128,081
PHARMACEUTICALS—4.3%
Auxilium Pharmaceuticals Inc. *	2,790	87,773
Cadence Pharmaceuticals Inc. *	3,935	35,533
Eurand NV *	2,740	36,223
Mylan Inc. *	5,520	89,645
Optimer Pharmaceuticals Inc. *	6,330	73,175
Perrigo Co.	1,375	51,136
		373,485
RAILROADS—0.8%
Genesee & Wyoming Inc., Cl. A*	2,320	67,303

REGIONAL BANKS—1.1%
Boston Private Financial Holdings Inc.	6,915	41,144
Columbia Banking System Inc.	2,215	32,561
Western Alliance Bancorp *	4,465	19,423
		93,128

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REINSURANCE—0.8%
Platinum Underwriters Holdings Ltd.	1,850	$66,174

RESEARCH & CONSULTING SERVICES—2.5%
FTI Consulting Inc. *	1,585	64,684
ICF International Inc. *	2,450	70,193
IHS Inc., Cl. A *	1,545	79,969
		214,846
RESTAURANTS—1.3%
California Pizza Kitchen Inc. *	3,955	51,375
Darden Restaurants Inc.	1,935	58,650
		110,025
SECURITY & ALARM SERVICES—1.0%
Geo Group Inc., /The*	4,070	86,081

SEMICONDUCTORS—5.4%
Atheros Communications Inc. *	4,030	99,219
Mellanox Technologies Ltd. *	4,775	83,324
Microsemi Corp. *	2,800	37,268
Monolithic Power Systems Inc. *	2,150	42,978
Netlogic Microsystems Inc. *	1,875	71,269
ON Semiconductor Corp. *	10,270	68,706
Skyworks Solutions Inc. *	5,960	62,163
		464,927
SPECIALTY CHEMICALS—0.5%
Nalco Holding Co.	2,065	43,675

SPECIALTY STORES—0.1%
Vitamin Shoppe Inc.*	465	8,170

THRIFTS & MORTGAGE FINANCE—1.8%
Brookline Bancorp Inc.	4,925	48,216
Ocwen Financial Corp. *	3,995	43,665
People’s United Financial Inc.	3,740	59,952
		151,833
TRUCKING—0.4%
Dollar Thrifty Automotive Group Inc.*	1,690	31,282

WIRELESS TELECOMMUNICATION SERVICES—1.1%
SBA Communications Corp.*	3,200	90,272

TOTAL COMMON STOCKS (Cost $7,335,573)		8,219,140

PRINCIPAL
AMOUNT
SHORT-TERM INVESTMENTS—3.7%
TIME DEPOSITS—3.7%
Brown Bothers Harriman Cayman, 0.03%, 11/2/09	17,536	17,536

	PRINCIPAL
	AMOUNT	VALUE
SHORT-TERM INVESTMENTS—(CONT.)
TIME DEPOSITS—(CONT.)
Wells Fargo Grand Cayman, 0.03%, 11/2/09	$300,000	$300,000

TOTAL TIME DEPOSITS (Cost $317,536)		317,536

Total Investments (Cost $7,653,109)(a)	99.4%	8,536,676
Other Assets in Excess of Liabilities	0.6	48,549

NET ASSETS	100.0%	$8,585,225

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2009, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $7,703,578 amounted to $833,098 which consisted of aggregate gross unrealized appreciation of $1,233,597 and aggregate gross unrealized depreciation of $400,499.

Industry classifications are unaudited.

See Notes to Financial Statements.

(This page has been intentionally left blank)

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—99.0%
BIOTECHNOLOGY—16.4%
Amgen Inc. *	125,000	$6,716,250
Arqule Inc. *	325,000	1,088,750
Celgene Corp. *	142,259	7,262,322
Cephalon Inc. *	110,750	6,044,735
Gilead Sciences Inc. *	117,000	4,978,350
Human Genome Sciences Inc. *	260,000	4,859,400
OSI Pharmaceuticals Inc. *	80,000	2,577,600
Rigel Pharmaceuticals Inc. *	291,500	1,868,515
Savient Pharmaceuticals Inc. *	191,350	2,411,010
Seattle Genetics Inc. *	67,650	614,262
United Therapeutics Corp. *	67,000	2,850,180
		41,271,374
HEALTH CARE DISTRIBUTORS—1.8%
Owens & Minor Inc.	60,000	2,453,400
PharMerica Corp. *	140,000	2,160,200
		4,613,600
HEALTH CARE EQUIPMENT—20.6%
Baxter International Inc.	148,050	8,003,583
Boston Scientific Corp. *	940,000	7,632,800
Covidien PLC	157,050	6,614,946
Cyberonics Inc. *	50,000	723,000
Edwards Lifesciences Corp. *	10,000	769,400
Insulet Corp. *	227,510	2,525,361
Intuitive Surgical Inc. *	18,450	4,545,157
MAKO Surgical Corp. *	139,250	1,260,213
Masimo Corp. *	47,600	1,264,732
Medtronic Inc.	72,000	2,570,400
NuVasive Inc. *	63,669	2,310,548
Select Medical Holdings Corp. *	238,300	2,311,510
St. Jude Medical Inc. *	34,500	1,175,760
Stryker Corp.	85,000	3,910,000
Thoratec Corp. *	97,450	2,559,037
Zimmer Holdings Inc. *	72,050	3,787,668
		51,964,115
HEALTH CARE FACILITIES—1.9%
Community Health Systems Inc. *	76,850	2,403,868
Universal Health Services Inc., Cl. B	44,000	2,448,600
		4,852,468
HEALTH CARE SERVICES—4.8%
Express Scripts Inc. *	55,750	4,455,540
Gentiva Health Services Inc. *	50,000	1,200,000
IPC The Hospitalist Co., Inc. *	60,800	1,842,240
Laboratory Corporation of America Holdings *	27,500	1,894,475
Medco Health Solutions Inc. *	49,500	2,777,940
		12,170,195
HEALTH CARE SUPPLIES—3.8%
AGA Medical Holdings Inc. *	187,400	2,505,538

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SUPPLIES—(CONT.)
Inverness Medical Innovations Inc. *	181,950	$6,915,919
		9,421,457
LIFE SCIENCES TOOLS & SERVICES—11.5%
Bruker Corp. *	239,850	2,599,974
Charles River Laboratories International Inc. *	145,000	5,295,400
Illumina Inc. *	115,030	3,692,463
Life Technologies Corp. *	132,650	6,257,101
Parexel International Corp. *	372,674	4,665,878
Thermo Fisher Scientific Inc. *	143,150	6,441,750
		28,952,566
MANAGED HEALTH CARE—4.9%
Amerigroup Corp. *	289,350	6,380,168
UnitedHealth Group Inc.	133,050	3,452,647
WellPoint Inc. *	53,950	2,522,702
		12,355,517
PHARMACEUTICALS—33.3%
Abbott Laboratories	107,150	5,418,575
Allergan Inc.	94,950	5,340,937
Auxilium Pharmaceuticals Inc. *	281,978	8,871,028
Eurand NV *	137,900	1,823,038
Ipsen SA (L2)	63,200	3,228,461
Johnson & Johnson	156,450	9,238,372
Medicis Pharmaceutical Corp., Cl. A	438,340	9,279,658
Mylan Inc. *	239,000	3,881,360
Optimer Pharmaceuticals Inc. *	703,737	8,135,200
Perrigo Co.	51,150	1,902,269
Pfizer Inc.	653,500	11,129,105
Roche Holding AG (L2)	33,150	5,317,955
Sanofi-Aventis SA #	65,500	2,418,260
Shire PLC #	126,300	6,731,790
SuperGen Inc. *	500,000	1,170,000
		83,886,008
TOTAL COMMON STOCKS (Cost $240,433,628)		249,487,300

CONTRACTS
PURCHASED OPTIONS—0.3%
PUT OPTIONS—0.3%
Human Genome Sciences Inc. / November 2009 / $20 (Cost $574,652)	1,300	673,400

	PRINCIPAL
	AMOUNT	VALUE
SHORT-TERM INVESTMENTS—1.3%
TIME DEPOSITS—1.3%
Wells Fargo Grand Cayman, 0.03%, 11/02/09 (Cost $3,393,905)	$3,393,905	$3,393,905

Total Investments (Cost $244,402,185)(a)	100.6%	253,554,605
Liabilities in Excess of Other Assets	(0.6)	(1,583,008)

NET ASSETS	100.0%	$251,971,597

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2009, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $249,599,834 amounted to $3,954,771 which consisted of aggregate gross unrealized appreciation of $21,251,654 and aggregate gross unrealized depreciation of $17,296,883.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER BALANCED FUND

Schedule of Investments‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—55.0%
AEROSPACE & DEFENSE—2.3%
BE Aerospace Inc.	9,800	$173,754
Boeing Co., /The	6,620	316,436
General Dynamics Corp.	5,300	332,310
ITT Corp.	3,110	157,677
Lockheed Martin Corp.	5,900	405,861
		1,386,038
AGRICULTURAL PRODUCTS—0.4%
Archer-Daniels-Midland Co. *	2,900	87,348
Bunge Ltd.	2,200	125,532
		212,880
AIR FREIGHT & LOGISTICS—0.6%
FedEx Corp.	1,600	116,304
United Parcel Service Inc., Cl. B	4,900	263,032
		379,336
APPLICATION SOFTWARE—0.1%
Intuit Inc.*	3,100	90,117

ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Invesco Ltd.	4,700	99,405
Legg Mason Inc.	8,100	235,791
		335,196
BIOTECHNOLOGY—1.0%
Celgene Corp. *	5,300	270,565
Cephalon Inc. *	1,400	76,412
Gilead Sciences Inc. *	6,000	255,300
		602,277
CABLE & SATELLITE—0.6%
Comcast Corp., Cl. A	10,400	145,808
Scripps Networks Interactive Inc.	6,300	237,888
		383,696
CASINOS & GAMING—0.2%
International Game Technology	7,000	124,880

COAL & CONSUMABLE FUELS—0.2%
Peabody Energy Corp.	3,900	154,401

COMMUNICATIONS EQUIPMENT—2.1%
Cisco Systems Inc. *	32,255	737,027
Qualcomm Inc.	8,600	356,126
Research In Motion Ltd. *	3,645	214,071
		1,307,224
COMPUTER HARDWARE—4.0%
Apple Inc.	5,565	1,049,002
Dell Inc. *	12,400	179,676
Hewlett-Packard Co.	13,600	645,456
International Business Machines Corp.	4,600	554,806
		2,428,940

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—0.7%
EMC Corp. *	21,000	$345,870
NetApp Inc. *	3,600	97,380
		443,250
CONSTRUCTION & ENGINEERING—0.6%
Aecom Technology Corp. *	3,400	85,816
Fluor Corp.	4,000	177,680
Foster Wheeler AG *	3,800	106,362
		369,858
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.6%
Caterpillar Inc.	2,700	148,662
Deere & Co.	3,200	145,760
Joy Global Inc.	1,800	90,738
		385,160
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Mastercard Inc.	1,300	284,726

DIVERSIFIED BANKS—0.2%
Wells Fargo & Co.	5,500	151,360

DIVERSIFIED CHEMICALS—0.3%
EI Du Pont de Nemours & Co.	5,400	171,828

DRUG RETAIL—1.1%
CVS Caremark Corp.	9,600	338,880
Walgreen Co.	9,000	340,470
		679,350
ENVIRONMENTAL & FACILITIES SERVICES—0.2%
IESI-BFC Ltd.	6,900	88,665

FERTILIZERS & AGRICULTURAL CHEMICALS—0.6%
Monsanto Co.	2,900	194,822
Potash Corporation of Saskatchewan Inc.	1,600	148,448
		343,270
FOOD RETAIL—0.5%
Kroger Co., /The	12,200	282,186

FOOTWEAR—0.5%
NIKE Inc., Cl. B	4,600	286,028

GENERAL MERCHANDISE STORES—0.3%
Target Corp.	4,300	208,249

GOLD—0.4%
Goldcorp Inc.	3,100	113,987
Yamana Gold Inc.	12,000	127,800
		241,787
HEALTH CARE EQUIPMENT—2.3%
Beckman Coulter Inc. *	2,500	160,825
Boston Scientific Corp. *	21,400	173,768
Covidien PLC	2,200	92,664
Hologic Inc. *	7,300	107,894
Medtronic Inc.	4,500	160,650

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—(CONT.)
Select Medical Holdings Corp. *	30,200	$292,940
St. Jude Medical Inc. *	7,100	241,968
Zimmer Holdings Inc. *	3,100	162,967
		1,393,676
HEALTH CARE SERVICES—0.2%
Quest Diagnostics Inc.	2,700	151,011

HEALTH CARE SUPPLIES—0.4%
Inverness Medical Innovations Inc.*	6,600	250,866

HOME ENTERTAINMENT SOFTWARE—1.1%
Electronic Arts Inc. *	6,700	122,208
Nintendo Co., Ltd. #	6,645	208,719
Take-Two Interactive Software Inc. *	22,000	241,340
UBISOFT Entertainment *,(L2)	4,900	77,423
		649,690
HOMEBUILDING—0.5%
Toll Brothers Inc.*	18,400	318,688

HOTELS RESORTS & CRUISE LINES—0.1%
Carnival Corp.	2,300	66,976

HOUSEHOLD PRODUCTS—0.9%
Procter & Gamble Co., /The	9,125	529,250

HYPERMARKETS & SUPER CENTERS—1.4%
Costco Wholesale Corp.	2,700	153,495
Wal-Mart Stores Inc.	14,400	715,392
		868,887
INDUSTRIAL CONGLOMERATES—1.2%
3M Co.	4,100	301,637
General Electric Co.	10,800	154,008
McDermott International Inc. *	7,000	155,610
Tyco International Ltd.	4,100	137,555
		748,810
INDUSTRIAL GASES—0.2%
Praxair Inc.	1,400	111,216

INSURANCE BROKERS—0.2%
Willis Group Holdings Ltd.	3,600	97,200

INTEGRATED OIL & GAS—2.4%
Chevron Corp.	3,800	290,852
Exxon Mobil Corp.	8,600	616,362
Hess Corp.	5,900	322,966
Petroleo Brasileiro SA #	5,400	249,588
		1,479,768
INTEGRATED TELECOMMUNICATION SERVICES—0.5%
AT&T Inc.	11,500	295,205

INTERNET RETAIL—0.8%
Amazon.com Inc. *	1,700	201,977

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET RETAIL—(CONT.)
Expedia Inc. *	12,300	$278,841
		480,818
INTERNET SOFTWARE & SERVICES—2.6%
eBay Inc. *	14,190	316,011
Google Inc., Cl. A *	1,105	592,413
IAC/InterActiveCorp. *	17,700	335,238
Yahoo! Inc. *	20,200	321,180
		1,564,842
INVESTMENT BANKING & BROKERAGE—0.8%
Charles Schwab Corp., /The	11,700	202,878
Morgan Stanley	9,500	305,140
		508,018
IT CONSULTING & OTHER SERVICES—0.5%
Cognizant Technology Solutions Corp., Cl. A*	8,700	336,255

LEISURE PRODUCTS—0.3%
Coach Inc.	5,200	171,444

LIFE & HEALTH INSURANCE—0.4%
Prudential Financial Inc.	4,900	221,627

LIFE SCIENCES TOOLS & SERVICES—0.5%
Thermo Fisher Scientific Inc.*	6,700	301,500

MANAGED HEALTH CARE—0.6%
Aetna Inc.	3,500	91,105
UnitedHealth Group Inc.	10,500	272,475
		363,580
METAL & GLASS CONTAINERS—0.2%
Owens-Illinois Inc.*	4,500	143,460

MOVIES & ENTERTAINMENT—0.6%
Regal Entertainment Group, Cl. A	6,800	85,748
Viacom Inc., Cl. B *	9,400	259,346
		345,094
OFFICE REITS—0.3%
Digital Realty Trust Inc.	3,800	171,494

OIL & GAS DRILLING—0.5%
Transocean Ltd.*	3,516	295,028

OIL & GAS EQUIPMENT & SERVICES—0.9%
Baker Hughes Inc.	5,200	218,764
Cameron International Corp. *	6,500	240,305
Schlumberger Ltd.	1,600	99,520
		558,589
OIL & GAS EXPLORATION & PRODUCTION—1.4%
Anadarko Petroleum Corp.	5,400	329,022
Chesapeake Energy Corp.	10,000	245,000
Nexen Inc.	3,000	64,410
Plains Exploration & Production Co. *	7,700	204,050
		842,482

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OTHER DIVERSIFIED FINANCIAL SERVICES—1.0%
Bank of America Corp.	10,600	$154,548
JPMorgan Chase & Co.	10,900	455,293
		609,841
PACKAGED FOODS & MEATS—0.5%
Kraft Foods Inc., Cl. A	11,500	316,480

PHARMACEUTICALS—3.4%
Abbott Laboratories	11,300	571,441
Johnson & Johnson	7,500	442,875
Merck & Co., Inc.	6,700	207,231
Mylan Inc. *	14,700	238,728
Pfizer Inc.	24,259	413,131
Shire PLC #	4,100	218,530
		2,091,936
PROPERTY & CASUALTY INSURANCE—0.3%
Travelers Cos., Inc., /The	3,800	189,202

RAILROADS—0.3%
Burlington Northern Santa Fe Corp.	2,200	165,704

REGIONAL BANKS—0.1%
Regions Financial Corp.	14,000	67,760

RESEARCH & CONSULTING SERVICES—0.3%
FTI Consulting Inc.*	4,100	167,321

RESTAURANTS—1.2%
Cheesecake Factory Inc., /The *	11,200	203,616
McDonald’s Corp.	3,800	222,718
PF Chang’s China Bistro Inc. *	2,700	78,813
Starbucks Corp. *	12,500	237,250
		742,397
SEMICONDUCTOR EQUIPMENT—0.3%
Lam Research Corp.*	5,400	182,088

SEMICONDUCTORS—1.0%
Avago Technologies Ltd. *	4,900	73,500
Intel Corp.	23,400	447,174
Skyworks Solutions Inc. *	7,900	82,397
		603,071
SOFT DRINKS—2.2%
Coca-Cola Co., /The	9,700	517,107
Hansen Natural Corp. *	7,800	281,970
PepsiCo Inc.	9,200	557,060
		1,356,137
SPECIALIZED FINANCE—0.8%
CME Group Inc.	690	208,801
Hong Kong Exchanges and Clearing Ltd. (L2)	9,100	159,953
IntercontinentalExchange Inc. *	1,000	100,190
		468,944
SPECIALIZED REITS—0.1%
Host Hotels & Resorts Inc.	8,200	82,902

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SYSTEMS SOFTWARE—1.7%
Microsoft Corp.	38,500	$1,067,605

TOBACCO—1.3%
Altria Group Inc.	18,415	333,496
Philip Morris International Inc.	10,015	474,310
		807,806
TRUCKING—0.2%
Hertz Global Holdings Inc.*	15,200	141,512

TOTAL COMMON STOCKS (Cost $36,976,817)		33,666,882

	PRINCIPAL
	AMOUNT
CORPORATE BONDS—24.8%
CORPORATE BOND - DOMESTIC—22.2%
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
FMR LLC, 5.35%, 11/15/21(L2)(a)	350,000	349,728

CABLE & SATELLITE—1.1%
Comcast Corp., 5.70%, 7/1/19(L2)	325,000	340,535
DirecTV Holdings LLC / DirecTV Financing Co., Inc., 4.75%, 10/1/14(L2)(a)	350,000	357,936
		698,471
CASINOS & GAMING—0.6%
MGM Mirage Inc., 10.38%, 5/15/14(L2)(a)	350,000	374,500

COMMUNICATIONS EQUIPMENT—0.2%
Cisco Systems Inc., 4.95%, 2/15/19(L2)	125,000	131,792

COMPUTER HARDWARE—0.6%
Hewlett-Packard Co., 6.13%, 3/1/14(L2)	350,000	394,113

CONSUMER FINANCE—1.9%
American Express Credit Corp., 7.30%, 8/20/13(L2)	400,000	449,606
Capital One Bank USA NA, 8.80%, 7/15/19(L2)	600,000	711,857
		1,161,463
DIVERSIFIED METALS & MINING—0.3%
Anglo American Capital PLC, 9.38%, 4/8/14(L2)(a)	150,000	175,353

ELECTRIC UTILITIES—1.1%
Enel Finance International SA, 5.13%, 10/7/19(L2)(a)	350,000	357,304
Florida Power Corp., 5.80%, 9/15/17(L2)	300,000	330,433
		687,737
ELECTRONIC COMPONENTS—0.6%
Amphenol Corp., 4.75%, 11/15/14(L2)	350,000	351,666

ELECTRONIC EQUIPMENT MANUFACTURERS—0.2%
Agilent Technologies Inc., 5.50%, 9/14/15(L2)	150,000	154,987

FERTILIZERS & AGRICULTURAL CHEMICALS—0.3%
Potash Corporation of Saskatchewan Inc., 5.25%, 5/15/14(L2)	175,000	190,062

HOMEBUILDING—0.7%
Lennar Corp., 12.25%, 6/1/17(L2)	350,000	421,750

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
INDUSTRIAL CONGLOMERATES—0.6%
Tyco International Finance SA, 4.13%, 10/15/14(L2)	$150,000	$153,441
Tyco International Finance SA, 8.50%, 1/15/19(L2)	150,000	183,255
		336,696
INDUSTRIAL REITS—0.6%
ProLogis, 7.38%, 10/30/19(L2)	350,000	351,713

INTEGRATED OIL & GAS—1.1%
BP Capital Markets PLC, 5.25%, 11/7/13(L2)	300,000	331,397
Lukoil International Finance BV, 6.38%, 11/5/14(L2)(a)	350,000	348,159
		679,556
INTEGRATED TELECOMMUNICATION SERVICES—1.4%
Cellco Partnership / Verizon Wireless Capital LLC, 7.38%, 11/15/13(L2)(a)	325,000	376,003
Frontier Communications Corp., 6.25%, 1/15/13(L2)	500,000	496,250
		872,253
INTERNET RETAIL—0.6%
Expedia Inc., 7.46%, 8/15/18(L2)	325,000	345,312

INVESTMENT BANKING & BROKERAGE—1.1%
Goldman Sachs Group Inc., /The, 7.50%, 2/15/19(L2)	350,000	409,995
Jefferies Group Inc., 8.50%, 7/15/19(L2)	250,000	271,947
		681,942
LIFE & HEALTH INSURANCE—0.9%
Lincoln National Corp., 8.75%, 7/1/19(L2)	150,000	174,940
Prudential Financial Inc., 8.88%, 6/15/38(L2)	350,000	375,375
		550,315
MOVIES & ENTERTAINMENT—0.2%
Time Warner Cable Inc., 8.25%, 2/14/14(L2)	100,000	117,391

OIL & GAS EQUIPMENT & SERVICES—0.3%
Weatherford International Ltd., 9.63%, 3/1/19(L2)	125,000	155,006

OIL & GAS EXPLORATION & PRODUCTION—0.4%
Devon Energy Corp., 6.30%, 1/15/19(L2)	150,000	166,383
PetroHawk Energy Corp., 7.88%, 6/1/15(L2)	100,000	101,500
		267,883
OIL & GAS STORAGE & TRANSPORTATION—1.1%
Inergy LP/Inergy Finance Corp., 8.25%, 3/1/16(L2)	347,000	353,940
Spectra Energy Capital LLC, 5.65%, 3/1/20(L2)	150,000	154,418
Williams Cos Inc., /The, 8.75%, 1/15/20(L2)	150,000	172,228
		680,586
OTHER DIVERSIFIED FINANCIAL SERVICES—1.5%
Citigroup Inc., 8.50%, 5/22/19(L2)	350,000	409,809
JPMorgan Chase & Co., 7.90%, 12/30/49(L2)	500,000	504,369
		914,178
PACKAGED FOODS & MEATS—0.2%
Kraft Foods Inc., 6.75%, 2/19/14(L2)	75,000	83,696

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
PHARMACEUTICALS—1.4%
AstraZeneca PLC, 5.40%, 6/1/14(L2)	$300,000	$330,370
Roche Holdings Inc., 5.00%, 3/1/14(L2)(a)	325,000	352,335
Watson Pharmaceuticals Inc., 5.00%, 8/15/14(L2)	150,000	154,062
		836,767
PROPERTY & CASUALTY INSURANCE—0.8%
Liberty Mutual Group Inc., 7.80%, 3/15/37(L2)(a)	600,000	510,000

REGIONAL BANKS—0.5%
Union Planters Corp., 4.38%, 12/1/10(L2)	350,000	348,253

SEMICONDUCTORS—0.3%
Analog Devices Inc., 5.00%, 7/1/14(L2)	150,000	157,840

SOFT DRINKS—0.5%
Coco-Cola Co., /The, 4.88%, 3/15/19(L2)	300,000	318,754

SYSTEMS SOFTWARE—0.2%
Oracle Corp., 4.95%, 4/15/13(L2)	100,000	108,373

WIRELESS TELECOMMUNICATION SERVICES—0.3%
Crown Castle International Corp., 7.13%, 11/1/19(L2)	150,000	148,500

COLLATERALIZED MORTGAGE OBLIGATION—1.5%
INDUSTRIAL CONGLOMERATES—0.7%
GE Capital Commercial Mortgage Corp., 2001-2, 6.59%, 8/11/33(L2)	425,000	453,426

WIRELESS TELECOMMUNICATION SERVICES—0.8%
American Tower Trust, 2007-1A, 5.96%, 4/15/37(L2)(a)	500,000	502,528

ASSET BACKED SECURITY—1.1%
MULTI-UTILITIES—0.5%
CenterPoint Energy Transition Bond Co., LLC, 2005A, 4.97%, 8/1/14(L2)	297,298	313,293

OTHER DIVERSIFIED FINANCIAL SERVICES—0.6%
Nissan Auto Receivables Owner Trust, 2005A, 3.20%, 2/15/13(L2)	350,000	360,807

TOTAL CORPORATE BONDS (Cost $14,116,152)		15,186,690

CONVERTIBLE CORPORATE BONDS—4.0%
CORPORATE BOND - DOMESTIC—4.0%
GOLD—0.6%
AngloGold Ashanti Holdings Finance PLC, 3.50%, 5/22/14(L2)(a)	350,000	383,250

INVESTMENT BANKING & BROKERAGE—0.8%
Jefferies Group Inc., 3.88%, 11/1/29(L2)	500,000	478,125

MULTI-UTILITIES—0.4%
CMS Energy Corp., 5.50%, 6/15/29(L2)	250,000	281,875

OIL & GAS EXPLORATION & PRODUCTION—0.9%
Chesapeake Energy Corp., 2.75%, 11/15/35(L2)	400,000	386,000

	PRINCIPAL
	AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Quicksilver Resources Inc., 1.88%, 11/1/24(L2)	$150,000	$160,688
		546,688
SEMICONDUCTORS—1.0%
Intel Corp., 3.25%, 8/1/39(L2)(a)	550,000	595,375

WIRELESS TELECOMMUNICATION SERVICES—0.3%
SBA Communications Corp., 4.00%, 10/1/14(L2)(a)	150,000	174,562

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $2,321,830)		2,459,875

U.S. GOVERNMENT & AGENCY OBLIGATIONS—15.8% (b)
FEDERAL FARM CREDIT BANK

Federal Farm Credit Bank,(L2)
4.95%, 10/18/18 (L2)	455,000	487,739

FEDERAL HOME LOAN BANK

Federal Home Loan Banks,(L2)
5.38%, 6/08/12 (L2)	275,000	300,087

FEDERAL NATIONAL MORTGAGE ASSOCIATION (NON-MBS)

Federal National Mortgage Association,(L2)
5.00%, 2/13/17 (L2)	600,000	664,164

FEDERAL NATIONAL MORTGAGE ASSOCIATION

Federal National Mortgage Association Pool,(L2)
5.00%, 4/01/18 (L2)	462,206	493,070

COLLATERALIZED MORTGAGE OBLIGATION

Federal Home Loan Mortgage Corp REMICS,(L2)
Series 3205, 6.00%, 8/15/29 (L2)	900,000	956,250
Series 3059, 5.00%, 4/15/31 (L2)	580,000	613,850
Series 3268, 5.00%, 12/15/32 (L2)	850,000	887,472

Federal National Mortgage Association REMICS,(L2)
Series 2002-73, 5.50%, 10/25/20 (L2)	550,000	564,491
Series 2006-7, 6.00%, 4/25/35 (L2)	950,000	1,026,264

Government National Mortgage Association REMICS,(L2)
Series 2005-15, 5.00%, 5/16/29 (L2)	279,167	285,261

US GOVERNMENT NOTE/BOND

	PRINCIPAL
	AMOUNT	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS—(CONT.)
United States Treasury Note/Bond,(L2)
5.00%, 8/15/11 (L2)	$700,000	$753,320
1.13%, 1/15/12 (L2)	300,000	300,610
1.50%, 12/31/13 (L2)	600,000	588,797
4.75%, 5/15/14 (L2)	552,000	615,265
4.25%, 11/15/14 (L2)	400,000	436,875
4.50%, 2/15/16 (L2)	300,000	330,657
4.75%, 8/15/17 (L2)	300,000	333,586

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $9,188,744)		9,637,758

Total Investments (Cost $62,603,543)(c)	99.6%	60,951,205
Other Assets in Excess of Liabilities	0.4	237,902

NET ASSETS	100.0%	$61,189,107

‡                 Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                      Non-income producing security.

#                      American Depository Receipts.

(a)            Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 8.0%, of the net assets of the Fund.

(b)            Securities issued by these agencies, except for United States Treasury Notes and Bonds, are neither guaranteed nor issued by the United States Government.

(c)             At October 31, 2009, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $62,647,918 amounted to $1,696,713 which consisted of aggregate gross unrealized appreciation of $4,460,522 and aggregate gross unrealized depreciation of $6,157,235.

(L2)     Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

(This page has been intentionally left blank)

THE ALGER FUNDS | ALGER CONVERTIBLE FUND

Schedule of Investments‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—5.2%
CASINOS & GAMING—0.5%
International Game Technology	7,500	$133,800

INDUSTRIAL CONGLOMERATES—0.6%
General Electric Co.	10,000	142,600

OIL & GAS STORAGE & TRANSPORTATION—1.9%
Inergy LP	15,000	464,550

PACKAGED FOODS & MEATS—0.0%
General Mills Inc.	1	66

PHARMACEUTICALS—2.2%
GlaxoSmithKline PLC#	13,000	535,080

TOTAL COMMON STOCKS (Cost $1,406,585)		1,276,096

CONVERTIBLE PREFERRED STOCK—18.7%
AGRICULTURAL PRODUCTS—1.7%
Archer-Daniels-Midland Co., 6.25%, 6/1/2011*(a)	10,000	427,500

CONSUMER FINANCE—1.3%
SLM Corp., 7.25%, 12/15/2010*	600	334,933

DIVERSIFIED METALS & MINING—3.3%
Freeport-McMoRan Copper & Gold Inc., 6.75%, 5/1/2010 *,(L2)(a)	5,000	535,000
Vale Capital II, 6.75%, 6/15/2012 *	3,400	268,362
		803,362
ELECTRIC UTILITIES—2.0%
FPL Group Inc., 8.38%, 6/1/2012*,(L2)	10,000	482,500

HOUSEHOLD APPLIANCES—1.7%
Stanley Works, /The, 5.13%, 5/17/2012*,(L2)(a)	500	408,250

OFFICE REITS—2.2%
Digital Realty Trust Inc., 5.50%, 12/31/2049*,(L2)	20,000	555,624

OIL & GAS EXPLORATION & PRODUCTION—1.5%
Whiting Petroleum Corp., 6.25%, 12/31/2049*	2,500	380,675

PACKAGED FOODS & MEATS—1.0%
2009 Dole Food Automatic Common Exchange Security Trust, 7.00%, 11/1/2012*(b)	20,000	241,850

PHARMACEUTICALS—1.8%
Mylan Inc., 6.50%, 11/15/2010*(a)	421	433,630

PROPERTY & CASUALTY INSURANCE—1.0%
XL Capital Ltd., 10.75%, 8/15/2011*(a)	10,000	256,500

REGIONAL BANKS—1.2%
Regions Financial Corp., 10.00%, 12/15/2010*	250	289,175

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $4,010,338)		4,613,999

	SHARES	VALUE
PREFERRED STOCKS—7.6%
DIVERSIFIED BANKS—2.7%
HSBC Holdings PLC, 8.13%, 4/15/2013 *	10,000	$250,000
Wells Fargo Capital XIV, 8.63%, 9/15/2013 *	15,000	400,800
		650,800
ELECTRIC UTILITIES—1.0%
PPL Capital Funding Inc., 6.85%, 7/1/2047*	10,000	245,200

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.7%
Constellation Energy Group Inc., 8.63%, 6/15/2013*	7,200	178,344

OTHER DIVERSIFIED FINANCIAL SERVICES—2.2%
JPMorgan Chase & Co., 8.63%, 9/1/2013*	20,000	532,400

REGIONAL BANKS—1.0%
BB&T Capital Trust V, 8.95%, 9/15/2013*	10,000	257,600

TOTAL PREFERRED STOCKS (Cost $1,805,000)		1,864,344

	PRINCIPAL
	AMOUNT
CORPORATE BONDS—1.0%
CORPORATE BOND - DOMESTIC—1.0%
HEALTH CARE SUPPLIES—1.0%
Inverness Medical Innovations Inc., 7.88%, 2/1/16(L2)(b) (Cost $241,355)	250,000	247,500

CONVERTIBLE CORPORATE BONDS—63.2%
CORPORATE BOND - DOMESTIC—60.3%
AIRLINES—2.3%
AMR Corp., 6.25%, 10/15/14(L2)	400,000	327,000
UAL Corp., 6.00%, 10/15/29(L2)	250,000	233,125
		560,125
APPLICATION SOFTWARE—1.2%
Lawson Software Inc., 2.50%, 4/15/12(L2)	300,000	291,750

BREWERS—1.4%
Molson Coors Brewing Co., 2.50%, 7/30/13(L2)	300,000	341,625

COAL & CONSUMABLE FUELS—1.9%
Alpha Natural Resources Inc., 2.38%, 4/15/15(L2)	500,000	470,000

COMMUNICATIONS EQUIPMENT—1.0%
Finisar Corp., 5.00%, 10/15/29(L2)(b)	250,000	256,875

COMPUTER & ELECTRONICS RETAIL—1.1%
RadioShack Corp., 2.50%, 8/1/13(L2)(b)	250,000	260,938

COMPUTER STORAGE & PERIPHERALS—1.5%
EMC Corp., 1.75%, 12/1/13(L2)	300,000	361,500

DIVERSIFIED METALS & MINING—2.0%
Sterlite Industries India Ltd., 4.00%, 10/30/14(L2)	500,000	498,750

	PRINCIPAL
	AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—(CONT.)
ELECTRICAL COMPONENTS & EQUIPMENT—1.9%
General Cable Corp., 1.00%, 10/15/12(L2)	$500,000	$471,250

ELECTRONIC EQUIPMENT MANUFACTURERS—1.8%
L-1 Identity Solutions Inc., 3.75%, 5/15/27(L2)(b)	500,000	451,250

GOLD—2.2%
AngloGold Ashanti Holdings Finance PLC, 3.50%, 5/22/14(L2)(b)	500,000	547,500

HEALTH CARE EQUIPMENT—3.0%
Insulet Corp., 5.38%, 6/15/13(L2)	500,000	416,250
NuVasive Inc., 2.25%, 3/15/13(L2)(b)	300,000	314,625
		730,875
HOME ENTERTAINMENT SOFTWARE—1.3%
Take-Two Interactive Software Inc., 4.38%, 6/1/14(L2)	250,000	315,000

HOMEBUILDING—1.1%
D.R. Horton Inc., 2.00%, 5/15/14(L2)	250,000	276,250

HOTELS RESORTS & CRUISE LINES—3.6%
Carnival Corp., 2.00%, 4/15/21(L2)	150,000	156,750
Gaylord Entertainment Co., 3.75%, 10/1/14(L2)(b)	425,000	371,343
Wyndham Worldwide Corp., 3.50%, 5/1/12(L2)	250,000	370,000
		898,093
INDUSTRIAL CONGLOMERATES—0.6%
Textron Inc., 4.50%, 5/1/13(L2)	100,000	155,750

INTEGRATED TELECOMMUNICATION SERVICES—0.9%
SAVVIS Inc., 3.00%, 5/15/12(L2)	250,000	220,313

INTERNET SOFTWARE & SERVICES—1.3%
Equinix Inc., 4.75%, 6/15/16(L2)	250,000	317,500

INVESTMENT BANKING & BROKERAGE—2.3%
Jefferies Group Inc., 3.88%, 11/1/29(L2)	600,000	573,750

LIFE SCIENCES TOOLS & SERVICES—1.5%
Invitrogen Corp., 3.25%, 6/15/25(L2)	320,000	371,600

MANAGED HEALTH CARE—1.1%
AMERIGROUP Corp., 2.00%, 5/15/12(L2)	300,000	275,625

MULTI-UTILITIES—1.1%
CMS Energy Corp., 5.50%, 6/15/29(L2)	250,000	281,875

OFFICE REITS—2.0%
Boston Properties LP, 2.88%, 2/15/37(L2)	500,000	483,750

OIL & GAS EQUIPMENT & SERVICES—0.8%
Bristow Group Inc., 3.00%, 6/15/38(L2)	250,000	201,563

OIL & GAS EXPLORATION & PRODUCTION—4.1%
Chesapeake Energy Corp., 2.75%, 11/15/35(L2)	300,000	289,500
Penn Virginia Corp., 4.50%, 11/15/12(L2)	500,000	457,499
Quicksilver Resources Inc., 1.88%, 11/1/24(L2)	250,000	267,813
		1,014,812
OIL & GAS REFINING & MARKETING—1.2%
St. Mary Land & Exploration Co., 3.50%, 4/1/27(L2)	300,000	294,750

	PRINCIPAL
	AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—(CONT.)
PHARMACEUTICALS—2.6%
Biovail Corp., 5.38%, 8/1/14(L2)(b)	$250,000	$287,188
Teva Pharmaceutical Finance Co., BV, 1.75%, 2/1/26(L2)	300,000	351,375
		638,563
SEMICONDUCTORS—6.4%
Intel Corp., 3.25%, 8/1/39(L2)(b)	400,000	432,999
Microchip Technology Inc., 2.13%, 12/15/37(L2)(b)	250,000	213,750
Micron Technology Inc., 4.25%, 10/15/13(L2)	150,000	229,125
ON Semiconductor Corp., 2.63%, 12/15/26(L2)	369,000	351,473
Rambus Inc., 5.00%, 6/15/14(L2)	300,000	349,500
		1,576,847
STEEL—2.2%
Allegheny Technologies Inc., 4.25%, 6/1/14(L2)	250,000	277,813
United States Steel Corp., 4.00%, 5/15/14(L2)	200,000	266,000
		543,813
TRUCKING—2.5%
Avis Budget Group Inc., 3.50%, 10/1/14(L2)(b)	400,000	352,000
Hertz Global Holdings Inc., 5.25%, 6/1/14(L2)	200,000	273,250
		625,250
WIRELESS TELECOMMUNICATION SERVICES—2.4%
NII Holdings Inc., 2.75%, 8/15/25(L2)	213,000	211,669
SBA Communications Corp., 1.88%, 5/1/13(L2)	400,000	378,999
		590,668
ASSET BACKED SECURITY—2.9%
BROADCASTING & CABLE TV—2.9%
Liberty Media LLC, 3.50%, 1/15/31(L2) (Cost $909,821)	1,110,575	705,215

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $15,257,654)		15,603,425

SHORT-TERM INVESTMENTS—4.2%
TIME DEPOSITS—4.2%
Citibank London, 0.03%, 11/2/09	37,839	37,839
Wells Fargo Grand Cayman, 0.03%, 11/2/09	1,000,000	1,000,000

TOTAL TIME DEPOSITS (Cost $1,037,839)		1,037,839

Total Investments (Cost $23,758,771)(c)	99.9%	24,643,203
Other Assets in Excess of Liabilities	0.1	31,148

NET ASSETS	100.0%	$24,674,351

‡                      Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                      Non-income producing security.

#                      American Depository Receipts.

(a)            These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.

(b)            Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 16.2%, of the net assets of the Fund.

(c)             At October 31, 2009, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $24,350,092 amounted to $293,111 which consisted of aggregate gross unrealized appreciation of $2,130,602 and aggregate gross unrealized depreciation of $1,837,491.

(L2)     Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MONEY MARKET FUND

Schedule of Investments‡ October 31, 2009

	PRINCIPAL
	AMOUNT	VALUE
U.S. AGENCY OBLIGATIONS—72.8%(a)
FEDERAL HOME LOAN BANK

Federal Home Loan Bank Discount Notes,(L2)
0.18%, 12/10/09 (L2)	$5,000,000	$4,999,025
0.09%, 1/19/10 (L2)	5,000,000	4,999,013

Federal Home Loan Banks,(L2)
0.20%, 2/10/10 (L2)	5,000,000	5,001,043

FEDERAL NATIONAL MORTGAGE ASSOCIATION

Federal National Mortgage Association,(L2)
0.21%, 2/08/10 (L2)	5,000,000	5,003,039

Federal National Mortgage Association Discount Notes,(L2)
0.09%, 2/17/10 (L2)	4,000,000	3,998,920

FEDERAL FARM CREDIT BANK

Federal Farm Credit Bank Discount Notes,(L2)
0.10%, 1/22/10 (L2)	5,000,000	4,998,861

FEDERAL HOME LOAN MORTGAGE CORP

Federal Home Loan Mortgage Corp Discount Notes,(L2)
0.09%, 1/22/10 (L2)	4,000,000	3,999,180

TOTAL U.S. AGENCY OBLIGATIONS (Cost $32,999,081)		32,999,081

SHORT-TERM INVESTMENTS—27.4%
TIME DEPOSITS—27.4%
Bank of American NA, 0.03%, 11/2/09	1,800,000	1,800,000
Brown Bothers Harriman Cayman, 0.03%, 11/2/09	3,388,832	3,388,832
Citibank London, 0.03%, 11/2/09	1,800,000	1,800,000
HSBC Bank USA, 0.03%, 11/2/09	1,800,000	1,800,000
JP Morgan Chase & Co., 0.03%, 11/2/09	1,800,000	1,800,000
Wells Fargo Grand Cayman, 0.03%, 11/2/09	1,800,000	1,800,000

TOTAL TIME DEPOSITS (Cost $12,388,832)		12,388,832

Total Investments (Cost $45,387,913)(b)	100.2%	45,387,913
Liabilities in Excess of Other Assets	(0.2)	(84,101)

NET ASSETS	100.0%	$45,303,812

‡                      Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

(a)            Securities issued by these agencies, except for United States Treasury Notes and Bonds, are neither guaranteed nor issued by the United States Government.

(b)            At October 31, 2009, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

(L2)  Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2009

(in thousands)

	Alger Capital	Alger
	Appreciation	LargeCap	Alger MidCap
	Fund	Growth Fund	Growth Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$680,056	$257,186	$318,870
Cash	—	—	1
Foreign cash**	—	3	5
Receivable for investment securities sold	27,226	2,453	6,502
Receivable for shares of beneficial interest sold	2,955	256	417
Dividends and interest receivable	335	214	68
Receivable from Investment Manager	—	—	—
Prepaid expenses	92	57	66
Total Assets	710,664	260,169	325,929
LIABILITIES:
Payable for investment securities purchased	15,998	2,414	9,792
Bank overdraft	—	81	—
Payable for shares of beneficial interest redeemed	1,270	219	1,022
Accrued investment advisory fees	493	160	215
Accrued transfer agent fees	250	115	161
Accrued distribution fees	251	138	138
Accrued administrative fees	17	6	8
Accrued other expenses	161	99	156
Total Liabilities	18,440	3,232	11,492
NET ASSETS	$692,224	$256,937	$314,437
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	1,066,131	485,482	527,863
Undistributed net investment income (accumulated loss)	122	163	(24)
Undistributed net realized gain (accumulated realized loss)	(383,925)	(220,237)	(213,136)
Net unrealized appreciation (depreciation) on investments	9,896	(8,471)	(266)
NET ASSETS	$692,224	$256,937	$314,437

*Identified Cost	$670,160	$265,657	$319,136
**Cost of Foreign Cash	$—	$3	$4

See Notes to Financial Statements.

	Alger	Alger	Alger Growth	Alger Health	Alger	Alger
	SMidCap	SmallCap	Opportunities	Sciences	Balanced	Convertible	Alger Money
	Growth Fund	Growth Fund	Fund	Fund	Fund	Fund	Market Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$596,125	$325,032	$8,537	$253,554	$60,951	$24,643	$45,388
Cash	—	—	—	—	—	—	—
Foreign cash**	—	3	—	—	—	—	—
Receivable for investment securities sold	3,604	3,329	88	1,854	1,596	—	—
Receivable for shares of beneficial interest sold	5,164	997	49	527	57	—	46
Dividends and interest receivable	120	36	1	74	361	194	9
Receivable from Investment Manager	—	—	23	—	—	16	35
Prepaid expenses	89	67	18	51	33	23	20
Total Assets	605,102	329,464	8,716	256,060	62,998	24,876	45,498
LIABILITIES:
Payable for investment securities purchased	1,198	2,321	69	2,648	1,434	119	—
Bank overdraft	—	—	—	—	138	—	—
Payable for shares of beneficial interest redeemed	1,098	1,303	20	926	69	—	106
Accrued investment advisory fees	431	237	6	182	33	15	18
Accrued transfer agent fees	168	143	2	103	39	2	25
Accrued distribution fees	174	102	3	113	30	6	—
Accrued administrative fees	14	8	—	6	2	1	1
Accrued other expenses	125	127	31	110	64	59	44
Total Liabilities	3,208	4,241	131	4,088	1,809	202	194
NET ASSETS	$601,894	$325,223	$8,585	$251,972	$61,189	$24,674	$45,304
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	738,322	446,893	9,083	286,611	85,252	40,891	45,305
Undistributed net investment income (accumulated loss)	15	22	—	—	751	(591)	—
Undistributed net realized gain (accumulated realized loss)	(147,175)	(110,227)	(1,382)	(43,792)	(23,162)	(16,510)	(1)
Net unrealized appreciation (depreciation) on investments	10,732	(11,465)	884	9,153	(1,652)	884	—
NET ASSETS	$601,894	$325,223	$8,585	$251,972	$61,189	$24,674	$45,304

*Identified Cost		$585,393	$336,497	$7,653	$244,402	$62,604	$23,759	$45,388
**Cost of Foreign Cash	$		$4	$—	$—	$—	$—	$—

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2009 (continued)

(in thousands) except for Net Asset Value and Offering Price Per Share

	Alger Capital	Alger
	Appreciation	LargeCap	Alger MidCap
	Fund	Growth Fund	Growth Fund
NET ASSETS BY CLASS
Class A	$543,395	$132,551	$215,190
Class B	$52,055	$99,170	$64,096
Class C	$96,774	$25,216	$35,151
Class I	$—	$—	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	47,351	13,642	41,042
Class B	5,035	11,340	14,376
Class C	9,346	2,887	7,910
Class I	—	—	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$11.48	$9.72	$5.24
Class A — Offering Price Per Share (includes 5.25% sales charge)	$12.11	$10.25	$5.53
Class B — Net Asset Value Per Share	$10.34	$8.75	$4.46
Class C — Net Asset Value Per Share	$10.36	$8.73	$4.44
Class I — Net Asset Value Per Share	—	—	—

See Notes to Financial Statements.

	Alger	Alger	Alger Growth	Alger Health	Alger	Alger
	SMidCap	SmallCap	Opportunities	Sciences	Balanced	Convertible	Alger Money
	Growth Fund	Growth Fund	Fund	Fund	Fund	Fund	Market Fund
NET ASSETS BY CLASS
Class A	$391,804	$282,794	$5,394	$166,555	$35,465	$24,674	$—
Class B	$9,891	$22,174	$—	$17,039	$14,408	$—	$45,304
Class C	$51,274	$20,255	$1,454	$68,378	$11,316	$—	$—
Class I	$148,925	$—	$1,737	$—	$—	$—	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	33,857	53,629	679	10,571	1,818	1,368	—
Class B	909	4,704	—	1,153	751	—	45,304
Class C	4,705	4,291	186	4,621	590	—	—
Class I	12,801	—	218	—	—	—	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$11.57	$5.27	$7.94	$15.76	$19.50	$18.04	—
Class A — Offering Price Per Share (includes 5.25% sales charge)	$12.21	$5.57	$8.38	$16.63	$20.59	$19.04	—
Class B — Net Asset Value Per Share	$10.88	$4.71	—	$14.78	$19.18	—	$1.00
Class C — Net Asset Value Per Share	$10.90	$4.72	$7.84	$14.80	$19.19	—	—
Class I — Net Asset Value Per Share	$11.63	—	$7.96	—	—	—	—

THE ALGER FUNDS

Statements of Operations (in thousands)

For the year ended October 31, 2009

	Alger Capital	Alger
	Appreciation	LargeCap	Alger MidCap
	Fund	Growth Fund	Growth Fund
INCOME
Dividends (net of foreign withholding taxes*)	$8,417	$4,313	$1,923
Interest	86	2	98
Other	8	—	—
Total Income	8,511	4,315	2,021
EXPENSES
Advisory fees—Note 3(a)	4,368	1,623	2,133
Distribution fees—Note3(b):
Class A	1,035	294	472
Class B	502	877	592
Class C	750	233	325
Class I	—	—	—
Administrative fees—Note 3(a)	148	63	77
Custodian fees	109	39	74
Interest expenses	1	—	—
Transfer agent fees and expenses—Note 3(e)	1,302	631	788
Printing fees	182	111	139
Professional fees	64	90	93
Registration fees	212	144	185
Trustee fees—Note 3(f)	13	13	13
Miscellaneous	76	27	64
Total Expenses	8,762	4,145	4,955
Less, expense reimbursements Note 3(a)	—	—	—
Net Expenses	8,762	4,145	4,955
NET INVESTMENT INCOME (LOSS)	(251)	170	(2,934)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized loss on investments and options	(56,028)	(66,336)	(79,795)
Net realized gain (loss) on foreign currency transactions	2	(8)	(78)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	172,864	102,476	139,295
Net realized and unrealized gain on investments, options and foreign currency	116,838	36,132	59,422
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$116,587	$36,302	$56,488

*Foreign withholding taxes	$186	$53	$57

See Notes to Financial Statements.

	Alger	Alger		Alger			Alger
	SMidCap	SmallCap	Alger Growth	Health	Alger	Alger	Money
	Growth	Growth	Opportunities	Sciences	Balanced	Convertible	Market
	Fund	Fund	Fund	Fund	Fund	Fund*	Fund
INCOME
Dividends (net of foreign withholding taxes*)	$1,992	$1,083	$25	$2,006	$603	$663	$—
Interest	12	5	—	13	1,487	717	226
Other	—	19	—	—	3	5	—
Total Income	2,004	1,107	25	2,019	2,093	1,385	226
EXPENSES
Advisory fees—Note 3(a)	3,822	2,266	54	2,017	414	186	237
Distribution fees—Note3(b):
Class A	798	605	10	415	80	49	—
Class B	84	206	—	163	161	—	—
Class C	400	171	11	665	102	—	—
Class I	261	—	3	—	—	—	—
Administrative fees—Note 3(a)	130	77	2	69	16	9	14
Custodian fees	42	37	19	37	23	32	10
Interest expenses	—	—	—	1	—	—	—
Transfer agent fees and expenses—Note 3(e)	880	794	12	496	182	28	125
Printing fees	170	152	2	77	20	6	11
Professional fees	65	98	26	46	30	46	30
Registration fees	200	165	39	130	64	62	46
Trustee fees—Note 3(f)	13	13	13	13	13	13	13
Miscellaneous	76	34	2	38	8	12	8
Total Expenses	6,941	4,618	193	4,167	1,113	443	494
Less, expense reimbursements Note 3(a)	(26)	—	(93)	—	(52)	(109)	(309)
Net Expenses	6,915	4,618	100	4,167	1,061	334	185
NET INVESTMENT INCOME (LOSS)	(4,911)	(3,511)	(75)	(2,148)	1,032	1,051	41

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized loss on investments and options	(81,427)	(53,181)	(939)	(8,509)	(10,756)	(9,880)	—
Net realized gain (loss) on foreign currency transactions	—	—	—	8	(2)	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	177,832	107,078	2,593	43,796	18,894	13,868	—
Net realized and unrealized gain on investments, options and foreign currency	96,405	53,897	1,654	35,295	8,136	3,988	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$91,494	$50,386	$1,579	$33,147	$9,168	$5,039	$41

*Foreign withholding taxes	$—	$3	$—	$16	$2	$—	$—

* Commenced operations on January 9, 2009. Results from operations prior to January 9, 2009 are that of its predecessor fund, Castle Convertible Fund, Inc. See Note 11.

THE ALGER FUNDS

Statements of Changes in Net Assets (in thousands)

	Alger Capital Appreciation Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Net investment income (loss)	$(251)	$(4,710)
Net realized loss on investments, options and foreign currency	(56,026)	(121,625)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	172,864	(246,483)
Net increase (decrease) in net assets resulting from operations	116,587	(372,818)
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Net realized gains
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Return of capital
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	51,681	217,320
Class B	(16,554)	(74,519)
Class C	7,568	30,111
Class I	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	42,695	172,912
Total increase (decrease)	159,282	(199,906)
Net Assets:
Beginning of period	532,942	732,848
END OF PERIOD	$692,224	$532,942
Undistributed net investment income (accumulated loss)	$122	$—

See Notes to Financial Statements.

	Alger LargeCap Growth Fund		Alger MidCap Growth Fund		Alger SMidCap Growth Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
Net investment income (loss)	$170	$(1,888)	$(2,934)	$(5,627)	$(4,911)	$(5,162)
Net realized loss on investments, options and foreign currency	(66,344)	(17,824)	(79,873)	(135,750)	(81,427)	(65,732)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	102,476	(180,125)	139,295	(253,028)	177,832	(218,784)
Net increase (decrease) in net assets resulting from operations	36,302	(199,837)	56,488	(394,405)	91,494	(289,678)
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Net realized gains
Class A	—	—	—	(71,511)	—	(4,773)
Class B	—	—	—	(38,204)	—	(249)
Class C	—	—	—	(15,167)	—	(835)
Class I	—	—	—	—	—	(141)
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total dividends and distributions to shareholders	—	—	—	(124,882)	—	(5,998)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(21,950)	15,747	(21,747)	72,381	32,290	242,532
Class B	(9,813)	(36,354)	(15,986)	(13,450)	(190)	389
Class C	(4,221)	758	(7,549)	14,055	4,022	26,947
Class I	—	—	—	—	53,960	99,387
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(35,984)	(19,849)	(45,282)	72,986	90,082	369,255
Total increase (decrease)	318	(219,686)	11,206	(446,301)	181,576	73,579
Net Assets:
Beginning of period	256,619	476,305	303,231	749,532	420,318	346,739
END OF PERIOD	$256,937	$256,619	$314,437	$303,231	$601,894	$420,318
Undistributed net investment income (accumulated loss)	$163	$—	$(24)	$—	$15	$—

THE ALGER FUNDS

Statements of Changes in Net Assets (in thousands)

	Alger SmallCap Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Net investment income (loss)	$(3,511)	$(5,569)
Net realized loss on investments, options and foreign currency	(53,181)	(26,048)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	107,078	(231,950)
Net increase (decrease) in net assets resulting from operations	50,386	(263,567)
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Net realized gains
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Return of capital
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	(20,287)	(1,378)
Class B	(5,009)	(10,985)
Class C	(1,231)	(9,411)
Class I	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(26,527)	(21,774)
Total increase (decrease)	23,859	(285,341)
Net Assets:
Beginning of period	301,364	586,705
END OF PERIOD	$325,223	$301,364
Undistributed net investment income	$22	$—

See Notes to Financial Statements.

	Alger Growth Opportunities Fund		Alger Health Sciences Fund		Alger Balanced Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
Net investment income (loss)	$(75)	$(27)	$(2,148)	$(2,535)	$1,032	$1,013
Net realized loss on investments, options and foreign currency	(939)	(443)	(8,501)	(33,496)	(10,758)	(339)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	2,593	(1,710)	43,796	(62,403)	18,894	(30,462)
Net increase (decrease) in net assets resulting from operations	1,579	(2,180)	33,147	(98,434)	9,168	(29,788)
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—	—	—	(746)	(496)
Class B	—	—	—	—	(206)	(266)
Class C	—	—	—	—	(155)	(102)
Class I	—	—	—	—	—	—
Net realized gains
Class A	—	—	—	(15,938)	—	—
Class B	—	—	—	(1,771)	—	—
Class C	—	—	—	(5,902)	—	—
Class I	—	—	—	—	—	—
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total dividends and distributions to shareholders	—	—	—	(23,611)	(1,107)	(864)
Increase (decrease) from shares of beneficial interest transactions:
Class A	2,096	3,371	(35,957)	70,324	(469)	8,873
Class B	—	—	(1,817)	2,033	(8,217)	(21,404)
Class C	302	1,296	(10,543)	31,442	(1,107)	(692)
Class I	188	1,933	—	—	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	2,586	6,600	(48,317)	103,799	(9,793)	(13,223)
Total increase (decrease)	4,165	4,420	(15,170)	(18,246)	(1,732)	(43,875)
Net Assets:
Beginning of period	4,420	—	267,142	285,388	62,921	106,796
END OF PERIOD	$8,585	$4,420	$251,972	$267,142	$61,189	$62,921
Undistributed net investment income	$—	$—	$—	$—	$751	$850

THE ALGER FUNDS

Statements of Changes in Net Assets (in thousands)

	Alger Convertible Fund*
	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Net investment income	$1,051	$1,304
Net realized loss on investments, options and foreign currency	(9,880)	(6,191)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	13,868	(19,276)
Net increase (decrease) in net assets resulting from operations	5,039	(24,163)
Dividends and distributions to shareholders from:
Net investment income
Class A	(883)	(1,909)
Class B	—	—
Net realized gains
Class A	—	(3,953)
Class B	—	—
Return of capital
Class A	(409)	—
Class B	—	—
Total dividends and distributions to shareholders	(1,292)	(5,863)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(12,671)	—
Class B	—	—
Net decrease from shares of beneficial interest transactions—Note 6	(12,671)	—
Total increase (decrease)	(8,924)	(30,026)
Net Assets:
Beginning of period	33,598	63,624
END OF PERIOD	$24,674	$33,598
Undistributed net investment income (accumulated loss)	$(182)	$625

* Commenced operations on January 9, 2009. Change in net assets prior to January 9, 2009 are that of its predecessor fund, Castle Convertible Fund, Inc. See Note 11.

See Notes to Financial Statements.

	Alger Money Market Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Net investment income	$41	$1,072
Net realized loss on investments, options and foreign currency	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	—	—
Net increase (decrease) in net assets resulting from operations	41	1,072
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class B	(41)	(1,072)
Net realized gains
Class A	—	—
Class B	—	—
Return of capital
Class A	—	—
Class B	—	—
Total dividends and distributions to shareholders	(41)	(1,072)
Increase (decrease) from shares of beneficial interest transactions:
Class A	—	—
Class B	(11,091)	2,188
Net decrease from shares of beneficial interest transactions—Note 6	(11,091)	—
Total increase (decrease)	(11,091)	2,188
Net Assets:
Beginning of period	56,395	54,207
END OF PERIOD	$45,304	$56,395
Undistributed net investment income (accumulated loss)	$—	$—

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$9.24	$15.66	$11.05	$9.27	$7.71
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.01	(0.05)	(0.09)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	2.23	(6.37)	4.70	1.84	1.60
Total from investment operations	2.24	(6.42)	4.61	1.78	1.56
Net asset value, end of period	$11.48	$9.24	$15.66	$11.05	$9.27
Total return (ii)	24.2%	(41.0)%	41.7%	19.2%	20.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$543,395	$400,523	$452,152	$152,808	$128,816
Ratio of gross expenses to average net assets	1.43%	1.35%	1.44%	1.39%	1.63%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.43%	1.35%	1.44%	1.39%	1.63%
Ratio of net investment income (loss) to average net assets	0.15%	(0.40)%	(0.69)%	(0.57)%	(0.44)%
Portfolio turnover rate	318.87%	288.74%	251.53%	223.23%	144.61%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$8.40	$14.35	$10.20	$8.62	$7.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)	(0.14)	(0.17)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	2.01	(5.81)	4.32	1.70	1.48
Total from investment operations	1.94	(5.95)	4.15	1.58	1.39
Net asset value, end of period	$10.34	$8.40	$14.35	$10.20	$8.62
Total return (ii)	23.0%	(41.5)%	40.7%	18.3%	19.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$52,055	$59,164	$186,431	$179,706	$192,976
Ratio of gross expenses to average net assets	2.40%	2.09%	2.21%	2.14%	2.37%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.40%	2.09%	2.21%	2.14%	2.37%
Ratio of net investment income (loss) to average net assets	(0.76)%	(1.15)%	(1.42)%	(1.31)%	(1.15)%
Portfolio turnover rate	318.87%	288.74%	251.53%	223.23%	144.61%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$8.40	$14.34	$10.19	$8.61	$7.22
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.06)	(0.14)	(0.17)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	2.02	(5.80)	4.32	1.70	1.48
Total from investment operations	1.96	(5.94)	4.15	1.58	1.39
Net asset value, end of period	$10.36	$8.40	$14.34	$10.19	$8.61
Total return (ii)	23.3%	(41.4)%	40.7%	18.4%	19.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$96,774	$73,255	$94,265	$34,933	$33,643
Ratio of gross expenses to average net assets	2.21%	2.10%	2.19%	2.14%	2.37%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.21%	2.10%	2.19%	2.14%	2.37%
Ratio of net investment income (loss) to average net assets	(0.63)%	(1.15)%	(1.44)%	(1.31)%	(1.13)%
Portfolio turnover rate	318.87%	288.74%	251.53%	223.23%	144.61%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger LargeCap Growth Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$8.20	$14.25	$11.13	$10.48	$9.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.03	(0.01)	(0.01)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	1.49	(6.04)	3.13	0.67	1.42
Total from investment operations	1.52	(6.05)	3.12	0.65	1.43
Net asset value, end of period	$9.72	$8.20	$14.25	$11.13	$10.48
Total return (ii)	18.5%	(42.5)%	28.0%	6.2%	15.8%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$132,551	$136,464	$224,617	$157,185	$157,205
Ratio of gross expenses to average net assets	1.50%	1.30%	1.34%	1.21%	1.37%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.50%	1.30%	1.34%	1.21%	1.37%
Ratio of net investment income (loss) to average net assets	0.39%	(0.10)%	(0.08)%	(0.14)%	0.05%
Portfolio turnover rate	88.21%	181.48%	171.78%	322.94%	249.17%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger LargeCap Growth Fund

	Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$7.42	$12.99	$10.22	$9.70	$8.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.02)	(0.09)	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	1.35	(5.48)	2.86	0.61	1.33
Total from investment operations	1.33	(5.57)	2.77	0.52	1.26
Net asset value, end of period	$8.75	$7.42	$12.99	$10.22	$9.70
Total return (ii)	17.9%	(42.9)%	27.1%	5.4%	14.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$99,170	$94,253	$206,695	$221,298	$260,786
Ratio of gross expenses to average net assets	2.13%	2.05%	2.10%	1.96%	2.12%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.13%	2.05%	2.10%	1.96%	2.12%
Ratio of net investment income (loss) to average net assets	(0.25)%	(0.87)%	(0.81)%	0.91%	(0.72)%
Portfolio turnover rate	88.21%	181.48%	171.78%	322.94%	249.17%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger LargeCap Growth Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$7.42	$12.98	$10.21	$9.69	$8.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.02)	(0.09)	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	1.33	(5.47)	2.86	0.61	1.33
Total from investment operations	1.31	(5.56)	2.77	0.52	1.26
Net asset value, end of period	$8.73	$7.42	$12.98	$10.21	$9.69
Total return (ii)	17.7%	(42.8)%	27.1%	5.4%	15.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$25,216	$25,902	$44,993	$40,151	$39,620
Ratio of gross expenses to average net assets	2.20%	2.05%	2.09%	1.96%	2.12%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.20%	2.05%	2.09%	1.96%	2.12%
Ratio of net investment income (loss) to average net assets	(0.31)%	(0.86)%	(0.82)%	(0.90)%	(0.72)%
Portfolio turnover rate	88.21%	181.48%	171.78%	322.94%	249.17%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger MidCap Growth Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$4.26	$11.36	$8.93	$9.15	$7.89
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.03)	(0.05)	(0.07)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	1.01	(5.23)	3.46	0.85	1.34
Total from investment operations	0.98	(5.28)	3.39	0.78	1.26
Distributions from net realized gains	—	(1.82)	(0.96)	(1.00)	—
Net asset value, end of period	$5.24	$4.26	$11.36	$8.93	$9.15
Total return (ii)	23.0%	(54.9)%	41.6%	8.9%	16.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$215,190	$197,507	$445,903	$318,934	$318,423
Ratio of gross expenses to average net assets	1.49%	1.30%	1.33%	1.23%	1.36%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.49%	1.30%	1.33%	1.23%	1.36%
Ratio of net investment income (loss) to average net assets	(0.78)%	(0.67)%	(0.69)%	(0.77)%	(0.96)%
Portfolio turnover rate	297.11%	328.95%	279.32%	272.41%	239.32%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger MidCap Growth Fund

	Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$3.66	$10.09	$8.09	$8.43	$7.33
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.06)	(0.09)	(0.12)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investments	0.86	(4.52)	3.08	0.78	1.24
Total from investment operations	0.80	(4.61)	2.96	0.66	1.10
Distributions from net realized gains	—	(1.82)	(0.96)	(1.00)	—
Net asset value, end of period	$4.46	$3.66	$10.09	$8.09	$8.43
Total return (ii)	21.9%	(55.2)%	40.5%	8.2%	15.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$64,096	$69,142	$218,783	$212,286	$260,986
Ratio of gross expenses to average net assets	2.32%	2.04%	2.08%	1.98%	2.11%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.32%	2.04%	2.08%	1.98%	2.11%
Ratio of net investment income (loss) to average net assets	(1.59)%	(1.42)%	(1.43)%	(1.52)%	(1.71)%
Portfolio turnover rate	297.11%	328.95%	279.32%	272.41%	239.32%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger MidCap Growth Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$3.64	$10.07	$8.07	$8.41	$7.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.06)	(0.10)	(0.12)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investments	0.86	(4.51)	3.08	0.78	1.24
Total from investment operations	0.80	(4.61)	2.96	0.66	1.10
Distributions from net realized gains	—	(1.82)	(0.96)	(1.00)	—
Net asset value, end of period	$4.44	$3.64	$10.07	$8.07	$8.41
Total return (ii)	21.9%	(55.3)%	40.6%	8.2%	15.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$35,151	$36,582	$84,846	$69,063	$72,985
Ratio of gross expenses to average net assets	2.36%	2.05%	2.08%	1.98%	2.11%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.36%	2.05%	2.08%	1.98%	2.11%
Ratio of net investment income (loss) to average net assets	(1.63)%	(1.42)%	(1.43)%	(1.52)%	(1.71)%
Portfolio turnover rate	297.11%	328.95%	279.32%	272.41%	239.32%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SMidCap Growth Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$9.72	$18.16	$13.92	$12.23	$10.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.14)	(0.12)	(0.14)	(0.13)
Net realized and unrealized gain (loss) on investments	1.95	(8.04)	5.05	2.58	2.71
Total from investment operations	1.85	(8.18)	4.93	2.44	2.58
Distributions from net realized gains	—	(0.26)	(0.69)	(0.75)	(0.81)
Net asset value, end of period	$11.57	$9.72	$18.16	$13.92	$12.23
Total return (ii)	19.0%	(45.6)%	37.0%	20.8%	25.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$391,804	$299,644	$280,672	$33,419	$14,389
Ratio of gross expenses to average net assets	1.42%	1.34%	1.34%	1.68%	1.67%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	(0.18)%	(0.18)%	(0.17)%
Ratio of net expenses to average net assets	1.42%	1.34%	1.34%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(1.00)%	(0.95)%	(0.80)%	(1.02)%	(1.13)%
Portfolio turnover rate	76.25%	68.50%	64.72%	80.64%	80.54%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SMidCap Growth Fund

	Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$9.23	$17.39	$13.44	$11.92	$10.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.18)	(0.24)	(0.23)	(0.23)	(0.20)
Net realized and unrealized gain (loss) on investments	1.83	(7.66)	4.87	2.50	2.66
Total from investment operations	1.65	(7.90)	4.64	2.27	2.46
Distributions from net realized gains	—	(0.26)	(0.69)	(0.75)	(0.81)
Net asset value, end of period	$10.88	$9.23	$17.39	$13.44	$11.92
Total return (ii)	17.9%	(46.1)%	36.1%	19.8%	25.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,891	$8,717	$16,285	$7,251	$3,262
Ratio of gross expenses to average net assets	2.35%	2.13%	2.15%	2.43%	2.42%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	(0.18)%	(0.17)%
Ratio of net expenses to average net assets	2.35%	2.13%	2.15%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(1.92)%	(1.74)%	(1.58)%	(1.77)%	(1.88)%
Portfolio turnover rate	76.25%	68.50%	64.72%	80.64%	80.54%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SMidCap Growth Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$9.24	$17.40	$13.45	$11.92	$10.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.17)	(0.23)	(0.23)	(0.23)	(0.20)
Net realized and unrealized gain (loss) on investments	1.83	(7.67)	4.87	2.51	2.66
Total from investment operations	1.66	(7.90)	4.64	2.28	2.46
Distributions from net realized gains	—	(0.26)	(0.69)	(0.75)	(0.81)
Net asset value, end of period	$10.90	$9.24	$17.40	$13.45	$11.92
Total return (ii)	18.0%	(46.0)%	36.0%	19.9%	25.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$51,274	$40,849	$46,775	$11,940	$1,960
Ratio of gross expenses to average net assets	2.29%	2.07%	2.12%	2.42%	2.41%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	(0.17)%	(0.16)%
Ratio of net expenses to average net assets	2.29%	2.07%	2.12%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(1.86)%	(1.68)%	(1.55)%	(1.79)%	(1.88)%
Portfolio turnover rate	76.25%	68.50%	64.72%	80.64%	80.54%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SMidCap Growth Fund

	Class I
			From
			8/6/2007
			(commencement of
	Year ended	Year ended	operations) to
	10/31/2009	10/31/2008	10/31/2007(i)
Net asset value, beginning of period	$9.75	$18.21	$15.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.12)	(0.02)
Net realized and unrealized gain (loss) on investments	1.96	(8.08)	2.59
Total from investment operations	1.88	(8.20)	2.57
Distributions from net realized gains	—	(0.26)	—
Net asset value, end of period	$11.63	$9.75	$18.21
Total return (iii)	19.2%	(45.6)%	16.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$148,925	$71,108	$3,007
Ratio of gross expenses to average net assets	1.23%	1.24%	2.35%
Ratio of expense reimbursements to average net assets	(0.02)%	0.00%	(1.10)%
Ratio of net expenses to average net assets	1.21%	1.24%	1.25%
Ratio of net investment income (loss) to average net assets	(0.79)%	(0.87)%	(0.94)%
Portfolio turnover rate	76.25%	68.50%	64.72%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SmallCap Growth Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$4.37	$8.02	$6.31	$5.21	$4.18
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.05)	(0.07)	(0.07)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	0.95	(3.58)	1.78	1.15	1.09
Total from investment operations	0.90	(3.65)	1.71	1.10	1.03
Net asset value, end of period	$5.27	$4.37	$8.02	$6.31	$5.21
Total return (ii)	20.6%	(45.5)%	27.1%	21.1%	24.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$282,794	$258,783	$482,318	$221,019	$110,329
Ratio of gross expenses to average net assets	1.53%	1.38%	1.41%	1.37%	1.62%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.53%	1.38%	1.41%	1.37%	1.62%
Ratio of net investment income (loss) to average net assets	(1.14)%	(1.09)%	(0.97)%	(0.91)%	(1.19)%
Portfolio turnover rate	86.89%	62.37%	73.54%	83.72%	104.30%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SmallCap Growth Fund

	Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$3.94	$7.28	$5.77	$4.80	$3.88
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)	(0.11)	(0.11)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	0.85	(3.23)	1.62	1.06	1.00
Total from investment operations	0.77	(3.34)	1.51	0.97	0.92
Net asset value, end of period	$4.71	$3.94	$7.28	$5.77	$4.80
Total return (ii)	19.5%	(45.9)%	26.2%	20.2%	23.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$22,174	$23,783	$57,488	$57,928	$61,499
Ratio of gross expenses to average net assets	2.44%	2.13%	2.16%	2.14%	2.36%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.44%	2.13%	2.16%	2.14%	2.36%
Ratio of net investment income (loss) to average net assets	(2.04)%	(1.84)%	(1.70)%	(1.66)%	(1.94)%
Portfolio turnover rate	86.89%	62.37%	73.54%	83.72%	104.30%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SmallCap Growth Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$3.95	$7.29	$5.78	$4.81	$3.88
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)	(0.11)	(0.11)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	0.85	(3.23)	1.62	1.06	1.02
Total from investment operations	0.77	(3.34)	1.51	0.97	0.93
Net asset value, end of period	$4.72	$3.95	$7.29	$5.78	$4.81
Total return (ii)	19.8%	(45.8)%	26.1%	20.2%	24.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$20,255	$18,798	$46,939	$17,580	$5,106
Ratio of gross expenses to average net assets	2.41%	2.13%	2.16%	2.12%	2.37%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.41%	2.13%	2.16%	2.12%	2.37%
Ratio of net investment income (loss) to average net assets	(2.01)%	(1.84)%	(1.72)%	(1.66)%	(1.95)%
Portfolio turnover rate	86.89%	62.37%	73.54%	83.72%	104.30%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Growth Opportunities Fund

	Class A		Class C		Class I
		From		From		From
		3/3/2008		3/3/2008		3/3/2008
		(commencement of		(commencement of		(commencement of
	Year ended	operations) to	Year ended	operations) to	Year ended	operations) to
	10/31/2009	10/31/2008(i)	10/31/2009	10/31/2008(i)	10/31/2009	10/31/2008(i)
Net asset value, beginning of period	$6.55	$10.00	$6.51	$10.00	$6.55	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.06)	(0.12)	(0.09)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	1.47	(3.39)	1.45	(3.40)	1.47	(3.40)
Total from investment operations	1.39	(3.45)	1.33	(3.49)	1.41	(3.45)
Net asset value, end of period	$7.94	$6.55	$7.84	$6.51	$7.96	$6.55
Total return (iii)	21.2%	(34.5)%	20.4%	(34.9)%	21.5%	(34.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,394	$2,266	$1,454	$895	$1,737	$1,259
Ratio of gross expenses to average net assets	2.93%	3.14%	3.73%	3.88%	2.84%	3.05%
Ratio of expense reimbursements to average net assets	(1.43)%	(1.64)%	(1.48)%	(1.63)%	(1.59)%	(1.80)%
Ratio of net expenses to average net assets	1.50%	1.50%	2.25%	2.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(1.10)%	1.11%	(1.85)%	(1.85)%	(0.85)%	(0.83)%
Portfolio turnover rate	63.94%	27.80%	63.94%	27.80%	63.94%	27.80%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$13.65	$19.94	$18.17	$16.24	$13.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)	(0.09)	(0.08)	(0.07)	(0.11)
Net realized and unrealized gain (loss) on investments	2.19	(4.71)	2.72	2.35	3.76
Total from investment operations	2.11	(4.80)	2.64	2.28	3.65
Distributions from net realized gains	—	(1.49)	(0.87)	(0.35)	(0.70)
Net asset value, end of period	$15.76	$13.65	$19.94	$18.17	$16.24
Total return (ii)	15.5%	(26.0)%	15.3%	14.3%	28.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$166,555	$180,210	$193,165	$116,165	$50,581
Ratio of gross expenses to average net assets	1.41%	1.31%	1.35%	1.35%	1.53%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	(0.03)%
Ratio of net expenses to average net assets	1.41%	1.31%	1.35%	1.35%	1.50%
Ratio of net investment income (loss) to average net assets	(0.59)%	(0.54)%	(0.42)%	(0.40)%	(0.77)%
Portfolio turnover rate	174.56%	202.86%	183.27%	168.87%	127.78%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund

	Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$12.92	$19.10	$17.56	$15.83	$13.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.20)	(0.21)	(0.20)	(0.19)	(0.22)
Net realized and unrealized gain (loss) on investments	2.06	(4.48)	2.61	2.27	3.70
Total from investment operations	1.86	(4.69)	2.41	2.08	3.48
Distributions from net realized gains	—	(1.49)	(0.87)	(0.35)	(0.70)
Net asset value, end of period	$14.78	$12.92	$19.10	$17.56	$15.83
Total return (ii)	14.4%	(26.6)%	14.5%	13.3%	27.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,039	$16,677	$22,605	$22,995	$16,244
Ratio of gross expenses to average net assets	2.29%	2.06%	2.10%	2.10%	2.27%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	(0.02)%
Ratio of net expenses to average net assets	2.29%	2.06%	2.10%	2.10%	2.25%
Ratio of net investment income (loss) to average net assets	(1.48)%	(1.29)%	(1.16)%	(1.15)%	(1.52)%
Portfolio turnover rate	174.56%	202.86%	183.27%	168.87%	127.78%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$12.92	$19.09	$17.56	$15.82	$13.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.18)	(0.21)	(0.20)	(0.19)	(0.22)
Net realized and unrealized gain (loss) on investments	2.06	(4.47)	2.60	2.28	3.69
Total from investment operations	1.88	(4.68)	2.40	2.09	3.47
Distributions from net realized gains	—	(1.49)	(0.87)	(0.35)	(0.70)
Net asset value, end of period	$14.80	$12.92	$19.09	$17.56	$15.82
Total return (ii)	14.6%	(26.6)%	14.4%	13.4%	27.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$68,378	$70,255	$69,618	$45,947	$25,251
Ratio of gross expenses to average net assets	2.19%	2.06%	2.10%	2.12%	2.29%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	(0.01)%	(0.04)%
Ratio of net expenses to average net assets	2.19%	2.06%	2.10%	2.11%	2.25%
Ratio of net investment income (loss) to average net assets	(1.38)%	(1.30)%	(1.16)%	(1.15)%	(1.52)%
Portfolio turnover rate	174.56%	202.86%	183.27%	168.87%	127.78%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Balanced Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$16.97	$24.71	$21.15	$20.29	$18.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.37	0.35	0.29	0.23	0.22
Net realized and unrealized gain (loss) on investments	2.57	(7.76)	3.57	0.84	1.70
Total from investment operations	2.94	(7.41)	3.86	1.07	1.92
Dividends from net investment income	(0.41)	(0.33)	(0.30)	(0.21)	(0.21)
Net asset value, end of period	$19.50	$16.97	$24.71	$21.15	$20.29
Total return (ii)	17.9%	(30.4)%	18.5%	5.3%	10.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$35,465	$31,102	$35,789	$43,224	$53,415
Ratio of gross expenses to average net assets	1.52%	1.33%	1.33%	1.32%	1.31%
Ratio of expense reimbursements to average net assets	(0.09)%	(0.09)%	(0.08)%	0.00%	0.00%
Ratio of net expenses to average net assets	1.43%	1.24%	1.25%	1.32%	1.31%
Ratio of net investment income (loss) to average net assets	2.14%	1.60%	1.26%	1.15%	1.15%
Portfolio turnover rate	100.18%	78.04%	139.18%	271.30%	218.75%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Balanced Fund

	Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$16.61	$24.16	$20.66	$19.81	$18.13
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.21	0.18	0.12	0.08	0.08
Net realized and unrealized gain (loss) on investments	2.54	(7.60)	3.50	0.82	1.65
Total from investment operations	2.75	(7.42)	3.62	0.90	1.73
Dividends from net investment income	(0.18)	(0.13)	(0.12)	(0.05)	(0.05)
Net asset value, end of period	$19.18	$16.61	$24.16	$20.66	$19.81
Total return (ii)	16.8%	(30.9)%	17.6%	4.5%	9.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,408	$20,762	$53,928	$67,170	$86,647
Ratio of gross expenses to average net assets	2.41%	2.07%	2.07%	2.07%	2.06%
Ratio of expense reimbursements to average net assets	(0.09)%	(0.09)%	(0.08)%	0.00%	0.00%
Ratio of net expenses to average net assets	2.32%	1.98%	1.99%	2.07%	2.06%
Ratio of net investment income (loss) to average net assets	1.29%	0.81%	0.53%	0.40%	0.41%
Portfolio turnover rate	100.18%	78.04%	139.18%	271.30%	218.75%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Balanced Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$16.66	$24.26	$20.75	$19.90	$18.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.23	0.18	0.12	0.08	0.08
Net realized and unrealized gain (loss) on investments	2.54	(7.63)	3.52	0.82	1.66
Total from investment operations	2.77	(7.45)	3.64	0.90	1.74
Dividends from net investment income	(0.24)	(0.15)	(0.13)	(0.05)	(0.05)
Net asset value, end of period	$19.19	$16.66	$24.26	$20.75	$19.90
Total return (ii)	16.9%	(30.9)%	17.6%	4.5%	9.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,316	$11,057	$17,079	$22,357	$25,421
Ratio of gross expenses to average net assets	2.32%	2.07%	2.06%	2.07%	2.06%
Ratio of expense reimbursements to average net assets	(0.09)%	(0.09)%	(0.08)%	0.00%	0.00%
Ratio of net expenses to average net assets	2.23%	1.98%	1.98%	2.07%	2.06%
Ratio of net investment income (loss) to average net assets	1.35%	0.84%	0.53%	0.41%	0.42%
Portfolio turnover rate	100.18%	78.04%	139.18%	271.30%	218.75%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Convertible Fund

	Class A*
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$15.03	$28.45	$28.43	$26.67	$25.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment income†	0.64	0.58	0.70	0.66	0.79
Net realized and unrealized gain (loss) on investments	3.14	(11.38)	1.61	2.22	1.23
Total from investment operations	3.78	(10.80)	2.31	2.88	2.02
Dividends from net investment income	(0.53)	(0.85)	(1.16)	(1.12)	(1.08)
Distributions from net realized gains	—	(1.77)	(1.13)	—	—
Return of capital	(0.24)	—	—	—	—
Net asset value, end of period	$18.04	$15.03	$28.45	$28.43	$26.67
Total return ‡	26.3%	(40.7)%	9.4%	11.8%	8.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$24,674	$33,598	$63,624	$63,573	$59,624
Ratio of gross expenses to average net assets	1.72%	1.27%	1.09%	1.20%	1.11%
Ratio of expense reimbursements to average net assets	(0.42)%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.30%	1.27%	1.09%	1.20%	1.11%
Ratio of net investment income (loss) to average net assets	4.08%	2.46%	2.51%	2.41%	2.99%
Portfolio turnover rate	130.33%	98.38%	134.32%	96.37%	58.54%

* Commenced operations on January 9, 2009. Financial highlights prior to January 9, 2009 are that of its predecessor fund, Castle Convertible Fund, Inc.

† Amount was computed based on average shares outstanding during the period
‡ Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Money Market Fund

	Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.00	0.02	0.04	0.04	0.02
Dividends from net investment income	0.00	(0.02)	(0.04)	(0.04)	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (ii)	0.1%	1.9%	4.3%	3.8%	1.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$45,304	$56,395	$54,207	$55,068	$61,570
Ratio of gross expenses to average net assets	0.96%	0.84%	0.88%	0.90%	0.90%
Ratio of expense reimbursements to average net assets	(0.60)%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.36%	0.84%	0.88%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	0.08%	1.93%	4.20%	3.78%	1.84%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

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THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds (the “Trust”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in ten funds— Alger Capital Appreciation Fund, Alger LargeCap Growth Fund, Alger MidCap Growth Fund, Alger SMidCap Growth Fund, Alger SmallCap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund, Alger Balanced Fund, Alger Convertible Fund, and Alger Money Market Fund (collectively, the “Funds” or individually, each a “Fund”). The Alger Capital Appreciation Fund, Alger LargeCap Growth Fund, Alger MidCap Growth Fund, Alger SMidCap Growth Fund, Alger SmallCap Growth Fund, Alger Growth Opportunities Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Balanced Fund and Alger Convertible Funds’ investment objectives are current income and long-term capital appreciation which they seeks to achieve through investing in equity and fixed income securities. The Alger Money Market Fund’s investment objective is high current income which it seeks to achieve by investing in short-term instruments.

Each Fund offers one or more the following Shares Classes: Class A, B, C, and I. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class I shares that are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except each share class bears the cost for its plan of distribution and transfer agency services.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: Investments of the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time). Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Securities with remaining maturities of more than sixty days at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity and type, as well as prices quoted by dealers who make markets in such securities.

The investments of the Alger Money Market Fund, and short-term securities held by the other Funds having a remaining maturity of sixty days or less, are valued at amortized cost

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. )

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value. Inputs for Level 1 include exchange listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon on a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(c) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

(d) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. During the year ended October 31, 2009, there were no written options.

The Funds may also purchase put and call options. Purchasing put and call options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Funds’ Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(e) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined. The Funds earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any required additional collateral is delivered to the Funds on the next business day. There were no securities on loan during the year ended October 31, 2009.

(f) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-dividend date.

The Alger Money Market Fund declares dividends daily from net investment income and such dividends are paid monthly. The Alger Convertible Fund declares and pays dividends from net investment income quarterly. The dividends from net investment income of the other Funds are declared and paid annually.

With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends of net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications had no impact on the net asset values of the Funds and are designed to present the Funds’ capital accounts on a tax basis.

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon their review of tax positions for the Funds’ open tax years of 2006-2009 in these jurisdictions, the Funds have determined that ASC 740 did not have a material impact on the Funds’ financial statements for the year ended October 31, 2009.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund, other than the Alger Money Market Fund and Alger Convertible Fund, are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

		Administration
	Advisory Fee	Fee
Alger Capital Appreciation Fund	.81%	.0275%
Alger LargeCap Growth Fund	.71	.0275
Alger MidCap Growth Fund	.76	.0275
Alger SMidCap Growth Fund	.81	.0275
Alger SmallCap Growth Fund	.81	.0275
Alger Growth Opportunities Fund	.85	.0275
Alger Health Sciences Fund	.81	.0275
Alger Balanced Fund	.71	.0275
Alger Convertible Fund	.71	.0275
Alger Money Market Fund	.46	.0275

Alger Management has established an expense cap for several share classes, whereby it reimburses the Funds if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

				Fees Waived /
				Reimbursed for the
		Class		Year Ended
	A	C	I	October 31, 2009
Alger Growth Opportunities Fund*	1.50%	2.25%	1.25%	$93,296
Alger Convertible Fund**	1.24	N/A	N/A	109,412
Alger SMid Cap Growth Fund***	N/A	N/A	1.25	25,887

*	Expense caps effective through February 28, 2010

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NOTES TO FINANCIAL STATEMENTS (Continued)

**	Expense caps effective from January 9, 2009 through February 28, 2010
***	Expense cap was effective through February 28, 2009

As part of the settlement with the New York Attorney General (see Note 10—Litigation), Alger Management has agreed to reduce its advisory fee through November 30, 2011, to 0.62% for the Alger Balanced Fund.  For the year ended October 31, 2009, Alger Management reimbursed the Alger Balanced Fund $52,412.

Alger Management has voluntarily reimbursed the Alger Money Market Fund $309,248 for the year ended October 31, 2009.

(b) Distribution Fees:

Class A Shares: The Class A shares of each Fund, other than the Alger Money Market Fund, has adopted a distribution plan pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of .25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate the Distributor for its activities and expenses incurred in distributing the Class A shares. Fees charged may be more or less than the expenses incurred by the Distributor.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund, other than the Alger Money Market Fund, Alger Growth Opportunities Fund and the Alger Convertible Fund, reimburse the Distributor for costs and expenses incurred by the Distributor in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Funds. If in any month, the costs incurred by the Distributor relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Funds, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2009, such excess carried forward was approximately $20,467,720, $16,831,567, $10,923,777, $629,455, $14,859,810, $1,478,061, and $4,034,302 for Class B shares of the Alger Capital Appreciation Fund, Alger LargeCap Growth Fund, the Alger MidCap Growth Fund, the Alger SMidCap Growth Fund, the Alger SmallCap Growth Fund, the Alger Health Sciences Fund and the Alger Balanced Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(c) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund, other than the Alger Money Market Fund and the Alger Convertible Fund, pay the Distributor a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate the Distributor for its activities and expenses incurred in distributing the Class C shares and shareholder servicing. The fees charged may be more or less than the expenses incurred by the Distributor.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of the Alger SMidCap Growth Fund and Alger Growth Opportunities Fund each pay the Distributor a fee at the annual rate of 0.25% of the average daily net assets of its Class I

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

shares to compensate the Distributor for its activities and expenses incurred in distributing the Class I shares and shareholder servicing. The fees charged may be more or less than the expenses incurred by the Distributor.

(c) Sales Charges: Purchases and sales of shares of the Funds, other than the Alger Money Market Fund, may be subject to initial sales charges or contingent deferred sales charges. For the year ended October 31, 2009, the initial sales charges and contingent deferred sales charges retained by the Distributor were approximately $39,231 and $312,091, respectively. The contingent deferred sales charges are used by the Distributor to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust.

(d) Brokerage Commissions: During the year ended October 31, 2009, the Alger Capital Appreciation Fund, Alger LargeCap Growth Fund, the Alger MidCap Growth Fund, the Alger SMidCap Growth Fund, the Alger SmallCap Growth Fund, the Alger Growth Opportunities Fund, the Alger Health Sciences Fund, the Alger Balanced Fund and the Alger Convertible Fund paid the Distributor commissions of $2,777,805, $322,199, $1,449,926, $701,632, $453,817, $6,022, $502,990, $34,522 and $0 respectively, in connection with securities transactions.

(e) Shareholder Administrative Fees and Expenses: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent for the Funds (“BFDS”) and other related services. During the year ended October 31, 2009, the Alger Capital Appreciation Fund, Alger LargeCap Growth Fund, the Alger MidCap Growth Fund, the Alger SMidCap Growth Fund, the Alger SmallCap Growth Fund, the Alger Growth Opportunities Fund, the Alger Health Sciences Fund, the Alger Balanced Fund, the Alger Convertible Fund and the Alger Money Market Fund incurred fees of $202,617, $104,531, $112,953, $116,611, $135,792, $1,776, $62,615, $29,265, $4,497 and $19,415, respectively, for these services provided by Alger Management which are included in the transfer agent fees and expenses in the Statement of Operations.

(f) Trustee Fees: Each Fund pays each Trustee who is not affiliated with Alger Management or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum. The Chairman of the Board of Trustees receives an additional annual fee of $10,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $50 from each Fund for each audit committee meeting attended, to a maximum of $200 per annum.

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other Funds, and each Fund may borrow in an amount up to 10% of its net assets from other Funds. If a Fund has borrowed from other Funds and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other Funds. The interest

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds.

During the year end October 31, 2009, Alger Balanced Fund incurred interfund loan interest expenses of $72.  During the year ended October 31, 2009 Alger Small Cap Growth Fund had earned interfund loan interest income of $72.

(h) Other Transactions With Affiliates: Certain trustees and officers of the Trust are directors and officers of Alger Management and the Distributor. At October 31, 2009 Alger Management and its affiliates owned the following share classes:

	Share Class
	A	B	C	I
Alger Capital Appreciation Fund	127,962	—	—	—
Alger LargeCap Growth Fund	99,146	—	—	—
Alger MidCap Growth Fund	74,942	—	—	—
Alger SMidCap Growth Fund	304,783	40,760	40,757	6,493
Alger SmallCap Growth Fund	125,707	—	—	—
Alger Growth Opportunities Fund	10,000	—	10,000	180,000
Alger Convertible Fund	445,226	—	—	—
Alger Money Market Fund	73,429	—	—	—

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than U.S. Government and short-term securities, for the year ended October 31, 2009:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$1,754,930,800	$1,678,223,495
Alger LargeCap Growth Fund	198,018,298	219,379,506
Alger MidCap Growth Fund	820,876,613	865,393,324
Alger SMidCap Growth Fund	436,896,250	345,916,999
Alger SmallCap Growth Fund	236,889,845	256,350,694
Alger Growth Opportunities Fund	6,367,578	3,883,766
Alger Health Sciences Fund	401,909,297	408,722,300
Alger Balanced Fund	56,614,381	63,605,846
Alger Convertible Fund	30,812,125	39,023,379

NOTE 5 — Borrowing:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer Rate. The Funds may also borrow from other funds advised by Alger Management,

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

as discussed in Note 3 (g). For the year ended October 31, 2009, the Funds had the following borrowings:

	AVERAGE	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Fund	$16,603	3.90%
Alger LargeCap Growth Fund	38,713	3.88
Alger MidCap Growth Fund	57,728	3.18
Alger Health Sciences Fund	15,761	3.81
Alger Balanced Fund	9,760	2.51
Alger Convertible Fund	44,001	2.50

The highest amount borrowed during the year ended October 31, 2009 for each Fund was as follows:

Highest Borrowing
Alger Capital Appreciation	$1,368,171
Alger LargeCap Growth	3,174,299
Alger MidCap Growth	3,882,886
Alger Health Sciences	883,721
Alger Balanced	533,810
Alger Convertible	2,530,489

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into ten series. Each series, other than the Money Market Fund, is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2009		FOR THE YEAR ENDED OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	18,205,583	$184,720,544	30,688,427	$421,895,171
Shares converted from Class B	1,378,120	12,702,430	4,135,225	57,411,010
Shares converted from Class C	2,734	30,306	—	—
Shares redeemed	(15,602,079)	(145,772,085)	(20,331,242)	(261,986,380)
Net increase	3,984,358	$51,681,195	14,492,410	$217,319,801
Class B:
Shares sold	825,412	$6,806,700	1,052,684	$13,288,553
Shares converted to Class A	(1,520,404)	(12,702,430)	(4,525,994)	(57,411,010)
Shares redeemed	(1,312,855)	(10,658,178)	(2,475,315)	(30,398,380)
Net decrease	(2,007,847)	$(16,553,908)	(5,948,625)	$(74,520,837)
Class C:
Shares sold	2,899,263	$26,269,748	4,390,615	$55,580,080
Shares converted to Class A	(3,025)	(30,306)	—	—
Shares redeemed	(2,272,680)	(18,672,178)	(2,240,633)	(25,469,531)
Net increase	623,558	$7,567,264	2,149,982	$30,110,549

Alger LargeCap Growth Fund
Class A:
Shares sold	1,385,187	$11,227,564	3,918,821	$48,835,718
Shares converted from Class B	1,524,290	12,303,387	2,732,162	34,470,946
Shares converted from Class C	10,743	99,600	—	—
Shares redeemed	(5,930,371)	(45,580,901)	(5,756,216)	(67,559,535)
Net increase (decrease)	(3,010,151)	$(21,950,350)	894,767	$15,747,129
Class B:
Shares sold	1,675,569	$12,058,815	1,481,679	$16,574,063
Shares converted to Class A	(1,687,497)	(12,303,387)	(3,003,198)	(34,470,946)
Shares redeemed	(1,346,898)	(9,567,872)	(1,689,263)	(18,457,546)
Net decrease	(1,358,826)	$(9,812,444)	(3,210,782)	$(36,354,429)
Class C:
Shares sold	371,444	$2,672,806	936,772	$10,530,897
Shares converted to Class A	(11,926)	(99,600)	—	—
Shares redeemed	(964,119)	(6,794,498)	(910,530)	(9,773,468)
Net increase (decrease)	(604,601)	$(4,221,292)	26,242	$757,429

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2009		FOR THE YEAR ENDED OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Alger MidCap Growth Fund
Class A:
Shares sold	11,387,965	$47,629,358	19,264,599	$154,422,686
Shares converted from Class B	2,375,070	10,031,935	3,344,356	26,745,623
Shares converted from Class C	14,067	70,908	—	—
Dividends reinvested	—	—	6,160,531	55,013,537
Shares redeemed	(19,067,813)	(79,479,384)	(21,680,397)	(163,800,751)
Net increase (decrease)	(5,290,711)	$(21,747,183)	7,089,089	$72,381,095
Class B:
Shares sold	2,190,240	$7,852,196	2,695,716	$19,197,260
Shares converted to Class A	(2,779,895)	(10,031,935)	(3,875,596)	(26,745,623)
Dividends reinvested	—	—	3,953,279	30,519,317
Shares redeemed	(3,951,256)	(13,806,255)	(5,537,667)	(36,421,834)
Net decrease	(4,540,911)	$(15,985,994)	(2,764,268)	$(13,450,880)
Class C:
Shares sold	1,341,351	$4,767,074	3,552,430	$25,659,419
Shares converted to Class A	(16,565)	(70,908)	—	—
Dividends reinvested	—	—	1,111,011	8,554,785
Shares redeemed	(3,453,313)	(12,245,478)	(3,054,399)	(20,159,417)
Net increase (decrease)	(2,128,527)	$(7,549,312)	1,609,042	$14,054,787

Alger SMidCap Growth Fund
Class A:
Shares sold	18,378,759	$181,345,508	27,616,449	$411,849,534
Shares converted from Class B	38,964	361,464	75,163	1,125,434
Shares converted from Class C	488	5,454	—	—
Dividends reinvested	—	—	227,285	3,795,653
Shares redeemed	(15,379,146)	(149,422,355)	(12,553,653)	(174,238,731)
Net increase	3,039,065	$32,290,071	15,365,244	$242,531,890
Class B:
Shares sold	138,144	$1,314,242	260,015	$3,788,587
Shares converted to Class A	(41,164)	(361,464)	(78,859)	(1,125,434)
Dividends reinvested	—	—	11,073	176,722
Shares redeemed	(132,622)	(1,142,851)	(184,005)	(2,451,917)
Net increase (decrease)	(35,642)	$(190,073)	8,224	$387,958
Class C:
Shares sold	1,394,945	$13,760,118	2,491,253	$36,602,640
Shares converted to Class A	(518)	(5,454)	—	—
Dividends reinvested	—	—	37,339	596,308
Shares redeemed	(1,111,767)	(9,732,741)	(794,777)	(10,251,589)
Net increase	282,660	$4,021,923	1,733,815	$26,947,359
Class I:
Shares sold	7,747,564	$75,676,547	8,381,926	$116,205,107
Dividends reinvested	—	—	8,416	140,887
Shares redeemed	(2,236,238)	(21,716,031)	(1,265,967)	(16,959,297)
Net increase	5,511,326	$53,960,516	7,124,375	$99,386,697

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2009		FOR THE YEAR ENDED OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Alger SmallCap Growth Fund
Class A:
Shares sold	16,305,604	$73,333,549	23,864,937	$152,346,069
Shares converted from Class B	824,346	3,672,169	945,212	6,469,017
Shares converted from Class C	6,685	34,299	—	—
Shares redeemed	(22,723,504)	(97,326,825)	(25,706,827)	(160,194,662)
Net decrease	(5,586,869)	$(20,286,808)	(896,678)	$(1,379,576)
Class B:
Shares sold	565,209	$2,276,868	416,017	$2,466,607
Shares converted to Class A	(916,602)	(3,672,169)	(1,043,358)	(6,469,017)
Shares redeemed	(977,566)	(3,614,260)	(1,228,103)	(6,982,851)
Net decrease	(1,328,959)	$(5,009,561)	(1,855,444)	$(10,985,261)
Class C:
Shares sold	1,052,393	$4,558,262	562,648	$3,420,596
Shares converted to Class A	(7,456)	(34,299)	—	—
Shares redeemed	(1,517,222)	(5,754,948)	(2,237,870)	(12,831,980)
Net decrease	(472,285)	$(1,230,985)	(1,675,222)	$(9,411,384)

Alger Growth Opportunities Fund(a)
Class A:
Shares sold	526,665	$3,365,742	388,223	$3,739,135
Shares converted from Class C	141	1,085	—	—
Shares redeemed	(193,712)	(1,270,573)	(42,001)	(368,157)
Net increase	333,094	$2,096,254	346,222	$3,370,978
Class C:
Shares sold	84,518	$542,665	144,925	$1,355,785
Shares converted to Class A	(143)	(1,085)	—	—
Shares redeemed	(36,286)	(240,177)	(7,479)	(60,146)
Net increase	48,089	$301,403	137,446	$1,295,369
Class I:
Shares sold	35,174	$250,129	203,595	$2,033,196
Shares redeemed	(8,997)	(62,056)	(11,553)	(99,854)
Net increase	26,177	$188,073	192,042	$1,933,342

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2009		FOR THE YEAR ENDED OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	3,212,074	$44,506,921	10,133,532	$177,539,270
Shares converted from Class B	44,023	624,171	70,414	1,224,661
Shares converted from Class C	2,599	40,666	—	—
Dividends reinvested	—	—	729,168	13,358,370
Shares redeemed	(5,893,975)	(81,128,767)	(7,412,025)	(121,795,387)
Net increase (decrease)	(2,635,279)	$(35,957,009)	3,521,089	$70,326,914
Class B:
Shares sold	166,564	$2,204,670	336,385	$5,571,789
Shares converted to Class A	(46,693)	(624,171)	(74,041)	(1,224,661)
Dividends reinvested	—	—	70,238	1,226,360
Shares redeemed	(258,319)	(3,397,543)	(225,192)	(3,540,625)
Net increase (decrease)	(138,448)	$(1,817,044)	107,390	$2,032,863
Class C:
Shares sold	627,556	$8,251,572	2,633,885	$44,101,363
Shares converted to Class A	(2,765)	(40,666)	—	—
Dividends reinvested	—	—	193,874	3,385,044
Shares redeemed	(1,442,911)	(18,754,042)	(1,034,730)	(16,044,671)
Net increase (decrease)	(818,120)	$(10,543,136)	1,793,029	$31,441,736

Alger Balanced Fund
Class A:
Shares sold	246,008	$4,122,100	342,416	$7,665,768
Shares converted from Class B	329,864	5,496,675	524,601	11,691,992
Dividends reinvested	30,967	490,828	12,404	289,641
Shares redeemed	(621,272)	(10,578,490)	(495,151)	(10,775,632)
Net increase (decrease)	(14,433)	$(468,887)	384,270	$8,871,769
Class B:
Shares sold	82,809	$1,377,884	116,963	$2,464,226
Shares converted to Class A	(334,411)	(5,496,675)	(534,344)	(11,691,992)
Dividends reinvested	11,333	178,147	9,418	216,609
Shares redeemed	(258,840)	(4,276,855)	(574,145)	(12,393,791)
Net decrease	(499,109)	$(8,217,499)	(982,108)	$(21,404,948)
Class C:
Shares sold	82,048	$1,429,069	151,156	$3,257,441
Dividends reinvested	7,267	114,171	3,409	78,636
Shares redeemed	(163,286)	(2,650,191)	(195,087)	(4,027,923)
Net decrease	(73,971)	$(1,106,951)	(40,522)	$(691,846)

Alger Convertible Fund(b)
Class A:
Shares sold	12,055	$188,802	—	$—
Dividends reinvested	23,639	367,127	—	—
Shares redeemed	(903,742)	(13,227,110)	—	—
Net decrease	(868,048)	$(12,671,181)	—	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2009		FOR THE YEAR ENDED OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Money Market Fund(c)
Class B:
Shares sold	24,321,637	$24,417,274	45,006,396	$45,006,396
Dividends reinvested	37,204	37,204	1,041,331	1,041,331
Shares redeemed	(35,546,105)	(35,546,004)	(43,859,566)	(43,859,566)
Net increase (decrease)	(11,187,264)	$(11,091,526)	2,188,161	$2,188,161

(a)          Initially offered March 3, 2008.

(b)         Initially offered January 9, 2009.

(c)          Dollar amount of shares sold for the year ended October 31, 2009, includes a reimbursement by Alger Management of $95,120 for losses on portfolio investments incurred in previous fiscal years.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2009	OCTOBER 31, 2008
Alger Capital Appreciation Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of Capital	—	—
Total distributions paid	—	—

Alger LargeCap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of Capital	—	—
Total distributions paid	—	—

Alger MidCap Growth Fund
Distributions paid from:
Ordinary Income	—	$118,453,642
Long-term capital gain	—	6,427,983
Return of Capital	—	—
Total distributions paid	—	$124,881,625

Alger SMidCap Growth Fund
Distributions paid from:
Ordinary Income	—	89,941
Long-term capital gain	—	5,908,421
Return of Capital	—	—
Total distributions paid	—	$5,998,362

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2009	OCTOBER 31, 2008
Alger SmallCap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of Capital	—	—
Total distributions paid	—	—

Alger Growth Opportunities Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of Capital	—	—
Total distributions paid	—	—

Alger Health Sciences Fund
Distributions paid from:
Ordinary Income	—	18,485,807
Long-term capital gain	—	5,125,250
Return of Capital	—	—
Total distributions paid	—	$23,611,057

Alger Balanced Fund
Distributions paid from:
Ordinary Income	$1,107,292	863,850
Long-term capital gain	—	—
Return of Capital	—	—
Total distributions paid	$1,107,292	$863,850

Alger Convertible Fund
Distributions paid from:
Ordinary Income	882,658	2,913,448
Long-term capital gain	—	2,949,284
Return of Capital	409,485	—
Total distributions paid	$1,292,143	$5,862,732

Alger Money Market Fund
Distributions paid from:
Ordinary Income	40,712	1,072,228
Long-term capital gain	—	—
Return of Capital	—	—
Total distributions paid	$40,712	$1,072,228

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Alger Capital Appreciation Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(995,052)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger LargeCap Growth Fund
Undistributed ordinary income	$146,095
Undistributed long-term gain	—
Unrealized appreciation	$(9,312,994)

Alger MidCap Growth Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(7,291,936)

Alger SMidCap Growth Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$9,019,422

Alger SmallCap Growth Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(12,359,043)

Alger Growth Opportunities Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$833,098

Alger Health Sciences Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$3,954,771

Alger Balanced Fund
Undistributed ordinary income	$791,724
Undistributed long-term gain	—
Unrealized appreciation	$(1,696,711)

Alger Convertible Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$293,111

Alger Money Market Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	—

The difference between book basis and tax basis unrealized appreciation is determined annually and is attributable primarily to the tax deferral of losses on wash sales and original issue discount on certain debt securities.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

At October 31, 2009, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

	EXPIRATION DATES
	2010	2011	2012	2016	2017	TOTAL
Alger Capital Appreciation	$204,820,909	—	—	$90,086,734	$78,004,262	$372,911,905
Alger LargeCap Growth	$113,790,122	$21,526,122	—	$14,902,136	$69,159,616	$219,377,996
Alger MidCap Growth	—	—	—	$100,647,826	$105,486,895	$206,134,721
Alger SMidCap Growth	—	—	—	$62,488,808	$82,958,676	$145,447,484
Alger SmallCap Growth	$30,152,501	—	—	$26,656,278	$52,502,064	$109,310,843
Alger Growth Opportunities	—	—	—	$435,210	$895,972	$1,331,182
Alger Health Sciences	—	—	—	$27,198,128	$11,395,810	$38,593,938
Alger Balanced	$9,077,300	$2,892,067	—	$358,746	$10,830,113	$23,158,226
Alger Convertible	—	—	—	$6,776,395	$9,733,082	$16,509,477
Alger Money Market	—	—	$640	—	—	$640

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments. The following is a summary of the inputs used as of October 31, 2009 in valuing the Funds’ investments carried at fair value:

Alger Capital Appreciation Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	60,564,175	60,564,175	—	—
Consumer Staples	50,733,169	50,733,169	—	—
Energy	60,164,420	60,164,420	—	—
Financials	67,826,302	67,826,302	—	—
Health Care	112,560,134	112,560,134	—	—
Industrials	46,343,916	46,343,916	—	—
Information Technology	242,301,793	242,301,793	—	—
Materials	32,111,665	32,111,665	—	—
TOTAL COMMON STOCKS	672,605,574	672,605,574	—	—
SHORT-TERM INVESTMENTS
TIME DEPOSITS	7,450,555	7,450,555	—	—
TOTAL INVESTMENTS IN SECURITIES	$680,056,129	$680,056,129	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger LargeCap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$25,975,069	$25,975,069	—	—
Consumer Staples	39,299,122	39,299,122	—	—
Energy	17,807,635	17,807,635	—	—
Financials	17,008,041	17,008,041	—	—
Health Care	43,525,579	43,525,579	—	—
Industrials	23,481,292	23,481,292	—	—
Information Technology	80,897,266	80,897,266	—	—
Materials	7,571,843	7,571,843	—	—
Telecommunication Services	1,619,777	1,619,777	—	—
TOTAL COMMON STOCKS	257,185,624	257,185,624	—	—
TOTAL INVESTMENTS IN SECURITIES	$257,185,624	$257,185,624	—	—

Alger SMidCap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	90,109,242	90,109,242	—	—
Consumer Staples	19,629,421	19,629,421	—	—
Energy	26,157,996	26,157,996	—	—
Financials	50,628,956	50,628,956	—	—
Health Care	123,168,298	123,168,298	—	—
Industrials	88,100,759	88,100,759	—	—
Information Technology	142,745,654	142,745,654	—	—
Materials	19,643,631	19,643,631	—	—
Telecommunication Services	7,433,335	7,433,335	—	—
Utilities	5,721,296	5,721,296	—	—
TOTAL COMMON STOCKS	573,338,588	573,338,588	—	—
SHORT-TERM INVESTMENTS
TIME DEPOSITS	22,786,103	22,786,103	—	—
TOTAL INVESTMENTS IN SECURITIES	$596,124,691	$596,124,691	—	—

Alger MidCap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	44,428,153	44,428,153	—	—
Consumer Staples	13,967,296	13,967,296	—	—
Energy	21,526,127	21,526,127	—	—
Financials	34,142,386	34,142,386	—	—
Health Care	51,577,437	51,577,437	—	—
Industrials	25,368,601	25,368,601	—	—
Information Technology	100,255,299	100,255,299	—	—
Materials	13,436,194	13,436,194	—	—
TOTAL COMMON STOCKS	304,701,493	304,701,493	—	—
CONVERTIBLE CORPORATE BONDS
Corporate Bond - Domestic	6,385,496	—	6,385,496	—
PURCHASED OPTIONS
Financials	2,266,880	2,266,880	—	—
Health Care	402,300	402,300	—	—
TOTAL PURCHASED OPTIONS	2,669,180	2,669,180	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger MidCap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
SHORT-TERM INVESTMENTS
TIME DEPOSITS	$5,114,186	$5,114,186	—	—
TOTAL INVESTMENTS IN SECURITIES	$318,870,355	$312,484,859	$6,385,496	—

Alger SmallCap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	51,591,864	51,591,864	—	—
Consumer Staples	8,281,365	8,281,365	—	—
Energy	14,141,479	14,141,479	—	—
Financials	16,597,242	16,597,242	—	—
Health Care	73,333,432	73,333,432	—	—
Industrials	46,146,289	46,146,289	—	—
Information Technology	86,546,803	86,546,803	—	—
Materials	8,460,944	8,460,944	—	—
Telecommunication Services	6,727,814	6,727,814	—	—
Utilities	3,535,832	3,535,832	—	—
TOTAL COMMON STOCKS	315,363,064	315,363,064	—	—
SHORT-TERM INVESTMENTS
TIME DEPOSITS	9,669,013	9,669,013	—	—
TOTAL INVESTMENTS IN SECURITIES	$325,032,077	$325,032,077	—	—

Alger Health Sciences Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Health Care	249,487,300	240,940,884	8,546,416	—
PURCHASED OPTIONS
Health Care	673,400	673,400	—	—
SHORT-TERM INVESTMENTS
TIME DEPOSITS	3,393,905	3,393,905	—	—
TOTAL INVESTMENTS IN SECURITIES	$253,554,605	$245,008,189	$8,546,416	—

Alger Balanced Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	3,128,270	3,128,270	—	—
Consumer Staples	5,052,976	5,052,976	—	—
Energy	3,330,268	3,330,268	—	—
Financials	2,903,544	2,743,591	159,953	—
Health Care	5,154,846	5,154,846	—	—
Industrials	3,832,404	3,832,404	—	—
Information Technology	8,957,808	8,880,385	77,423	—
Materials	1,011,561	1,011,561	—	—
Telecommunication Services	295,205	295,205	—	—
TOTAL COMMON STOCKS	33,666,882	33,429,506	237,376	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Balanced Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
CONVERTIBLE CORPORATE BONDS
Corporate Bond - Domestic	$2,459,875	—	$2,459,875	—
CORPORATE BONDS
Corporate Bond - Domestic	13,556,636	—	13,556,636	—
Collateralized Mortgage Obligation	955,954	—	955,954	—
Asset Backed Security	674,100	—	674,100	—
TOTAL CORPORATE BONDS	15,186,690	—	15,186,690	—
U.S. AGENCY OBLIGATIONS
Federal Farm Credit Bank	487,739	—	487,739	—
Federal Home Loan Bank	300,087	—	300,087	—
Federal National Mortgage Association (non-MBS)	664,164	—	664,164	—
Federal National Mortgage Association	493,070	—	493,070	—
Collateralized Mortgage Obligation	4,333,588	—	4,333,588	—
TOTAL U.S. AGENCY OBLIGATIONS	6,278,648	—	6,278,648	—
U.S. GOVERNMENTS
US Government Note/Bond	3,359,110	—	3,359,110	—
TOTAL INVESTMENTS IN SECURITIES	$60,951,205	$33,429,506	$27,521,699	—

Alger Convertible Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	133,800	133,800	—	—
Consumer Staples	66	66	—	—
Energy	464,550	464,550	—	—
Health Care	535,080	535,080	—	—
Industrials	142,600	142,600	—	—
TOTAL COMMON STOCKS	1,276,096	1,276,096	—	—
CONVERTIBLE CORPORATE BONDS
Corporate Bond - Domestic	14,898,210	—	14,898,210	—
Asset Backed Security	705,215	—	705,215	—
TOTAL CONVERTIBLE CORPORATE BONDS	15,603,425	—	15,603,425	—
CONVERTIBLE PREFERRED STOCK
Consumer Discretionary	408,250	—	408,250	—
Consumer Staples	669,350	669,350	—	—
Energy	380,675	380,675	—	—
Financials	1,436,232	880,608	555,624	—
Health Care	433,630	433,630	—	—
Materials	803,362	268,362	535,000	—
Utilities	482,500	—	482,500	—
TOTAL CONVERTIBLE PREFERRED STOCK	4,613,999	2,632,625	1,981,374	—
CORPORATE BONDS
Corporate Bond - Domestic	247,500	—	247,500	—
PREFERRED STOCKS
Financials	1,440,800	1,440,800	—	—
Utilities	423,544	423,544	—	—
TOTAL PREFERRED STOCKS	1,864,344	1,864,344	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Convertible Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
SHORT-TERM INVESTMENTS
TIME DEPOSITS	$1,037,839	$1,037,839	—	—
TOTAL INVESTMENTS IN SECURITIES	$24,643,203	$6,810,904	$17,832,299	—

Alger Money Market Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
SHORT-TERM INVESTMENTS
TIME DEPOSITS	12,388,832	12,388,832	—	—
U.S. AGENCY OBLIGATIONS
Federal Home Loan Bank	14,999,081	—	14,999,081	—
Federal National Mortgage Association	9,001,959	—	9,001,959	—
Federal Farm Credit Bank	4,998,861	—	4,998,861	—
Federal Home Loan Mortgage Corp	3,999,180	—	3,999,180	—
TOTAL U.S. AGENCY OBLIGATIONS	32,999,081	—	32,999,081	—
TOTAL INVESTMENTS IN SECURITIES	$45,387,913	$12,388,832	$32,999,081	—

Alger Growth Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	1,152,140	1,152,140	—	—
Consumer Staples	267,846	267,846	—	—
Energy	414,508	414,508	—	—
Financials	644,198	644,198	—	—
Health Care	1,969,286	1,969,286	—	—
Industrials	1,151,955	1,151,955	—	—
Information Technology	2,221,665	2,221,665	—	—
Materials	235,754	235,754	—	—
Telecommunication Services	90,272	90,272	—	—
Utilities	71,516	71,516	—	—
TOTAL COMMON STOCKS	8,219,140	8,219,140	—	—
SHORT-TERM INVESTMENTS
TIME DEPOSITS	317,536	317,536	—	—
TOTAL INVESTMENTS IN SECURITIES	$8,536,676	$8,536,676	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of ASC 15 is required for fiscal years and interim periods beginning after November 15, 2008.  The Trust early adopted the provisions of ASC 815 on November 1, 2008.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Funds may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

The Funds purchase put options or writes covered call options for speculative purposes or to economically hedge against adverse movements in the value of portfolio holdings. The Funds will segregate assets to cover its obligations under option contracts.

The fair values of derivative instruments as of October 31, 2009 are as follows:

Alger MidCap Growth Fund

	ASSET DERIVATIVES 2009		LIABILITY DERIVATIVES 2009
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Options	Investments in securities, at value	$2,669,810	—	—
Total		$2,669,810		—

Alger Health Sciences Fund

Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Options	Investments in securities, at value	$673,400	—	—
Total		$673,400		—

For the year ended October 31, 2009, the Alger MidCap Growth Fund had option purchases of $4,321,475 and option sales of $3,338,491. For the year ended October 31, 2009, the Alger Health Sciences Fund had option purchases of $574,652 and no option sales. The effect of derivative instruments on the Statement of operations for the year ended October 31, 2009 is as follows:

Amount of realized gain (loss) on derivatives recognized in income

Alger MidCap Growth Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$201,300
Total	$201,300

Alger Health Sciences Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$—
Total	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Change in unrealized appreciation (depreciation) on derivatives

Alger MidCap Growth Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$1,574,896
Total	$1,574,896

Alger Health Sciences Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$98,748
Total	$98,748

NOTE 10 — Litigation:

The Manager has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading.” On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General (“NYAG”). On January 18, 2007, the Securities and Exchange Commission (the “SEC”) approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The $40 million was paid into an SEC Fair Fund for distribution to investors.

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims were dismissed by the court, the class and derivative suits were settled in principle, but such settlement remains subject to court approval.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 — Acquisition of the Castle Convertible Fund, Inc.:

On January 9, 2009, the Alger Convertible Fund (the “Fund”) commenced operations by acquiring all the net assets of Castle Convertible Fund, Inc.  (the “Acquired Fund”) pursuant to a plan of reorganization approved by the Fund’s shareholders on October 22, 2008. The acquisition was accomplished by a tax-free exchange of shares of the Fund, valued at $33,879,112, for 2,236,000 shares of Acquired Fund outstanding on January 9, 2009. Acquired Fund’s net assets of $33,879,112, including $10,406,449 of unrealized depreciation, were combined with those of the Fund.  The combined net assets of the Fund and Acquired Fund were $33,879,112 immediately after the acquisition.

NOTE 12 — Subsequent Event:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2009 through December 23, 2009, the date that these financial statements were issued.  No such events have been identified which require recognition and disclosure as of October 31, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTNG FIRM

To the Shareholders and Board of Trustees of The Alger Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds (the “Funds”) comprising the Alger Capital Appreciation Fund, Alger LargeCap Growth Fund, Alger MidCap Growth Fund, Alger SMidCap Growth Fund, Alger SmallCap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund, Alger Balanced Fund, Alger Convertible Fund (formerly Castle Convertible Fund, Inc.), and Alger Money Market Fund as of October 31, 2009, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The Funds’ statements of changes in net assets for the periods ended October 31, 2008, and the financial highlights for the respective periods ended October 31, 2008 were audited by other auditors, whose reports dated December 16, 2008, expressed unqualified opinions on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Funds as of October 31, 2009, the results of their operations, the changes in their net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 23, 2009

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THE ALGER FUNDS

Additional Information (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2009 and ending October 31, 2009.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ratio of
				Expenses to
				Average
			Expenses	Net Assets
			Paid During	For the
	Beginning	Ending	the Six Months	Six Months
	Account	Account	Ended	Ended
	Value	Value	October 31,	October 31,
	May 1, 2009	October 31, 2009	2009(a)	2009(b)
Alger Capital Appreciation Fund
Class A Actual	$1,000.00	$1,247.80	$8.10	1.43%
Hypothetical(c)	1,000.00	1,018.00	7.27	1.43
Class B Actual	1,000.00	1,241.30	13.56	2.40
Hypothetical(c)	1,000.00	1,013.11	12.18	2.40
Class C Actual	1,000.00	1,242.20	12.49	2.21
Hypothetical(c)	1,000.00	1,014.06	11.22	2.21

Alger LargeCap Growth Fund
Class A Actual	$1,000.00	$1,204.50	$8.33	1.50%
Hypothetical(c)	1,000.00	1,017.64	7.63	1.50
Class B Actual	1,000.00	1,201.90	11.82	2.13
Hypothetical(c)	1,000.00	1,014.47	10.82	2.13
Class C Actual	1,000.00	1,199.20	12.20	2.20
Hypothetical(c)	1,000.00	1,014.12	11.17	2.20

Alger MidCap Growth Fund
Class A Actual	$1,000.00	$1,212.50	$8.31	1.49%
Hypothetical(c)	1,000.00	1,017.69	7.58	1.49
Class B Actual	1,000.00	1,205.40	12.90	2.32
Hypothetical(c)	1,000.00	1,013.51	11.77	2.32
Class C Actual	1,000.00	1,209.20	13.14	2.36
Hypothetical(c)	1,000.00	1,013.31	11.98	2.36

Alger SMidCap Growth Fund
Class A Actual	$1,000.00	$1,187.90	$7.83	1.42%
Hypothetical(c)	1,000.00	1,018.05	7.22	1.42
Class B Actual	1,000.00	1,182.60	12.93	2.35
Hypothetical(c)	1,000.00	1,013.36	11.93	2.35
Class C Actual	1,000.00	1,183.50	12.60	2.29
Hypothetical(c)	1,000.00	1,013.66	11.62	2.29
Class I Actual	1,000.00	1,189.20	6.68	1.21
Hypothetical(c)	1,000.00	1,019.11	6.16	1.21

Alger SmallCap Growth Fund
Class A Actual	$1,000.00	$1,189.60	$8.44	1.53%
Hypothetical(c)	1,000.00	1,017.49	7.78	1.53
Class B Actual	1,000.00	1,183.40	13.43	2.44
Hypothetical(c)	1,000.00	1,012.91	12.38	2.44
Class C Actual	1,000.00	1,183.00	13.26	2.41
Hypothetical(c)	1,000.00	1,013.06	12.23	2.41

				Ratio of
				Expenses to
				Average
			Expenses	Net Assets
			Paid During	For the
	Beginning	Ending	the Six Months	Six Months
	Account	Account	Ended	Ended
	Value	Value	October 31,	October 31,
	May 1, 2009	October 31, 2009	2009(a)	2009(b)
Alger Growth Opportunities Fund
Class A Actual	$1,000.00	$1,212.20	$8.36	1.50%
Hypothetical(c)	1,000.00	1,017.64	7.63	1.50
Class C Actual	1,000.00	1,208.00	12.52	2.25
Hypothetical(c)	1,000.00	1,013.86	11.42	2.25
Class I Actual	1,000.00	1,199.80	6.93	1.25
Hypothetical(c)	1,000.00	1,018.90	6.36	1.25

Alger Health Sciences Fund
Class A Actual	$1,000.00	$1,168.30	$7.71	1.41%
Hypothetical(c)	1,000.00	1,018.10	7.17	1.41
Class B Actual	1,000.00	1,161.90	12.48	2.29
Hypothetical(c)	1,000.00	1,013.66	11.62	2.29
Class C Actual	1,000.00	1,163.50	11.94	2.19
Hypothetical(c)	1,000.00	1,014.17	11.12	2.19

Alger Balanced Fund
Class A Actual	$1,000.00	$1,172.50	$7.83	1.43%
Hypothetical(c)	1,000.00	1,018.00	7.27	1.43
Class B Actual	1,000.00	1,166.70	12.67	2.32
Hypothetical(c)	1,000.00	1,013.51	11.77	2.32
Class C Actual	1,000.00	1,167.30	12.18	2.23
Hypothetical(c)	1,000.00	1,013.96	11.32	2.23

Alger Convertible Fund
Class A Actual	$1,000.00	$1,211.30	$7.25	1.30%
Hypothetical(c)	1,000.00	1,018.65	6.61	1.30

Alger Money Market Fund
Class B Actual	$1,000.00	$1,000.30	$1.82	0.36%
Hypothetical(c)	1,000.00	1,023.39	1.84	0.36

(a)       Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)       Annualized

(c)        5% annual return before expenses.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2009, 61.23%, and 67.90% of the Alger Balanced Fund, and Alger Convertible Fund’s ordinary dividend qualified for the dividends received deduction for corporations.  For the year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Alger Balanced Fund	$924,035
Alger Convertible Fund	$985,070

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2009. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2010. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Portfolios, The Alger Institutional Funds, Alger China-U.S. Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

			Number of
			Funds in
			the Alger
			Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (48)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (56)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27
Roger P. Cheever (64)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27
Lester L. Colbert Jr. (75)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27
Stephen E. O’Neil (77)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27
David Rosenberg (47)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27
Nathan E. Saint-Amand M.D. (72)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

			Number of
			Funds in
			the Alger
			Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
OFFICERS

Dan C. Chung (47) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President since 2003 of Alger Associates, Inc. (“Associates”); President and Director since 2003 of Fred Alger International Advisory S.A. (“International”); and President since 2003 and Director since 2001 of Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2001	N/A
Michael D. Martins (44) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A
Hal Liebes (45) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management; Director since 2006 of International and Resources. Formerly Chief Compliance Officer 2004-2005, AMVESCAP PLC.	2005	N/A
Lisa A. Moss (44) Assistant Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006.	2006	N/A
Anthony S. Caputo (54) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A
Sergio M. Pavone (48) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A
Barry J. Mullen (56) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly Director of BlackRock, Inc. from 2004-2006.	2006	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 22, 2009, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement between the Trust and Alger Management (the “Agreement”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management’s services by Callan Associates Inc. (“Callan”), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials. At the outset of the presentation the Trustees were informed that from time to time Callan may recommend Alger Management to certain of Callan’s consulting or other clients as an investment adviser and that this fact might be deemed to give rise to a potential conflict of interest for Callan in its services to the Trust.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided under the separate Administration Agreement with Alger Management. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each Fund’s portfolio, as well as Alger Management’s overall investment management business. They noted especially Alger Management’s history of expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by Callan, the characteristics of each equity Fund had been typical of a fund that holds itself out to investors as growth-

oriented. They also took notice of the ability of the portfolio managers of Alger Balanced Fund, Alger Convertible Fund and Alger Money Market Fund to manage fixed-income instruments across the credit and credit quality spectra.  The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Funds are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds.  Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 8/31/09), second-quarter, and 1-, 3-, 5-, and 10-year periods to the extent available (and its year-by-year returns) and compared them with benchmark and peer-group data for the same periods. They noted that, for the reported periods predating 2009, some of the equity Funds outperformed their benchmarks and placed above the median for their peer groups in all such periods, while others’ performance by these measures was mixed, but that each of the equity portfolios other than Health Sciences Fund outperformed its benchmark and placed above the median in its peer group (sometimes by a wide margin) for the year to date; the Health Sciences Fund performed above its peer-group median but failed to outperform the Russell 3000 for that period. The Trustees noted that the performance of the Balanced Fund for the year to date had been in the top quartile for its peer group and had placed above the peer-group median more often than not in the other reported periods. The Convertible Fund had not performed well, either against its benchmark or in relation to its peers, but the Trustees noted that the Fund had been in operation for less than 11 months, and they determined that meaningful performance data were not yet obtainable. The Money Market Fund had generally underperformed relative to its benchmark and the majority of its peers in the reported periods but its performance showed continuing improvement during the past three years.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2009. In addition, the Trustees reviewed each Fund’s management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that while most fees and expense ratios were near or below the median for the applicable Callan reference group, the fees and expense ratios of the Capital Appreciation, Money Market, Growth Opportunities and Balanced Funds, the expense ratio of LargeCap Fund, and the fee of Convertible Fund were significantly above the median. In the latter cases, the Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Funds had been profitable to either or both of those entities, the profit margin in each case was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as it grows in size, but that adoption of breakpoints in one or more of the advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them.  Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with one or more of the Funds. They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds’ brokerage transactions (other than those of Alger Money Market Fund), reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Fund for the six months through June 30, 2009 and the twelve months through December 31, 2008, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger, Inc. provides a substantial portion of the Funds’ equity brokerage and receives shareholder servicing fees from the Funds (other than Alger Money Market Fund) as well. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•                  The Board concluded that the nature, extent and quality of the services provided to each Fund by Alger Management are adequate and appropriate.

•                  The Board was satisfied with the performance of the Funds.

•                  The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

•                  The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Funds’ assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

Your Privacy Is Our Priority

At Fred Alger & Company, Incorporated (“Alger”) we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information (“personal information”) entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Our Privacy Policy

We believe you should know about Alger’s Privacy Policy and how we collect and protect your personal information. This Privacy Policy (“Policy”) describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliate, Fred Alger Management, Inc., as well as the following funds:  The Alger Funds, The Alger Institutional Funds, The Alger Portfolios, Alger China-U.S. Growth Fund and The Alger Funds II. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

•                  Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•                  Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•                  Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•                  To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•                  To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

•                  To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Our Security Practices

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger’s Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q is available online on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public

Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

Change in Independent Registered Public Accounting Firm

On May 12, 2009, Deloitte & Touche LLP was selected as each Fund’s independent registered public accounting firm for the 2009 fiscal year. A majority of each Fund’s Board of Trustees, including a majority of the Independent Directors, approved the appointment of Deloitte & Touche LLP. The predecessor independent registered public accounting firm’s report on the Fund’s financial statements for the year ended October 31, 2008 and the year ended October 31, 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through May 12, 2009, there were no disagreements between the Funds and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

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THE ALGER FUNDS

111 Fifth Avenue

New York, NY 10003

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Distributor

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

SAA 103109

ITEM 2.  CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2009	$243,000
October 31, 2008	$264,600

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2009	$53,650
October 31, 2008	$70,850

d) All Other Fees:

October 31, 2009	$6,000
October 31, 2008	$40,900

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2009	$145,700
October 31, 2008	$282,950 and 15,068 Euros

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:  December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:  December 22, 2009

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:  December 22, 2009